EXHIBIT 10.1

BUSINESS COOPERATION AGREEMENT

Dated as of December 6, 2011

between

7L Capital Partners Emerging Europe LP
(7LCPEELP)

Karlo Vlah
Đurđa Vlah
Josip Vlah

and

VelaTel Global Communications, Inc.
(“Investor”)

With respect to the participation of the Investor in the Share Capital of

Herlong Investments Limited
(“Company”)

BUSINESS COOPERATION AGREEMENT

THIS BUSINESS COOPERATION AGREEMENT, is entered into as of December 5, 2011 by and between

1.   VelaTel Global Communications, Inc., a United States (“US”) corporation, organized under the laws of the state of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by George Alvarez, its Chief Executive Officer (hereinafter “Investor or “VelaTel”), which terms shall also refer to VelaTel’s wholly owned subsidiary, Gulfstream Capital Partners, Ltd., a Seychelles corporation (“Gulfstream”) to the extent VelaTel elects to acquire the Investor’s Shares through Gulfstream, in which case all obligations, representations and warranties of Investor set forth in this Agreement and the Schedules thereof shall apply jointly and severally to both VelaTel and Gulfstream);

2.   7L Capital Partners Emerging Europe LP a limited partnership incorporated in Guernsey, having its registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF, duly and legally represented by Mr. Salvator Levis (hereinafter “Founder” or “7LCPEELP”);

3.   Herlong Investments Limited, a company incorporated in Cyprus and having its registered office in Cyprus (Agapinoros 2, Iris Tower, 7th Floor Flat/Office 702 Nicosia) duly and legally represented by Mr. Salvator Levis (hereinafter “the Company” or “Herlong”)”);

4.   Karlo Vlah resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 5891406711 (Shareholder 1);

5.   Đurđa Vlah resident of Croatia Merhatovec 5, HR-40314 Selnica, OIB: 55417661185 (Shareholder 2); and

6.   Josip Vlah resident of Croatia Merhatovec 5, HR-40314 Selnica, OIB: 24162783756 (Shareholder 3);

(all of the parties mentioned under number 2, 4, 5 and 6 hereinafter referred to jointly as Shareholders).

(Each and all of the aforementioned referred to individually as a “Party” and collectively as the “Parties”).

RECITALS

A.   The Company is a limited liability company incorporated under the laws of Cyprus (registered under registration number no 261909). The authorized and issued share capital of the Company at the time of execution of this Agreement amounts to EUR 3,900 divided into 3,900 Common Shares of EUR 1 each. All Common Shares have been issued and are fully paid or credited as fully paid.

B.   7LCPEELP owns approximately 76.9% of Herlong’s Common Shares.

C.   Karlo Vlah owns approximately 11.5% of Herlong’s Common Shares.

D.   Each of Đurđa Vlah and Josip Vlah owns approximately 5.8% of Herlong’s Common Shares.

E.   The Company is the sole owner of Novi-Net, D.O.O. (“Novi-Net”) and Montenegro Connect D.O.O. (“Montenegro Connect”).

F.   Novi-Net d.o.o. is a company organized under the laws of the Republic of Croatia.  Novi-Net has been granted one or more  Wireless Broadband Access and related telecommunications services (“WBA”) Licenses by Governmental Entities in Croatia covering the bandwidth 3427.500 MHz  through 3548.500 MHz (in total 2x21 MHz), suitable for delivery of WBA to household, business enterprise and government subscribers in the following counties of Croatia: Medimurska zupanija, Varazdinska zupanija, Krapinsko-zagorska zupanija, Koprivnicko-krizevacka zupanija, and Viroviticko-podravska zupanija.  Novi-Net owns certain infrastructure equipment and is currently offering WBA to subscribers.  Novi-Net has been approved for issuance of nationwide WBA Licenses covering the same bandwidth as above, subject only to payment of the applicable license fees.

G.   Montenegro Connect d.o.o. is a company organized under the laws of the Republic of Montenegro.  Montenegro Connect has been granted one National WBA License by Governmental Entities in Montenegro covering the bandwidth 3410.000 MHz through 3425.000 MHz and 3500.000 MHz through 3525.000 MHz (in total 15+25 MHz), suitable for delivery of WBA to household, business enterprise and government subscribers  nationwide .  Montenegro Connect owns certain infrastructure assets, but has no subscribers, or other revenue generating operations.

H.   Investor’s Share Capital is publicly traded on the US Over-The-Counter Service under the symbol OTCQB:VELA.  Investor is in the business of designing, building, deploying, expanding and operating WBA networks in key markets throughout the world.  Investor has access to investment capital and relationship with vendors advantageous to Investor’s business.

I.   The Company wishes to raise capital to implement the Investment (as described below), by including strategic partners in its shareholding base.

J.   The Investor intends to become a shareholder of the Company by contributing  EUR 2,800,000 and any additional amount that will be required for financing and implementing the Investment as equity in the latter’s Share Capital and undertakes to implement the Investment pursuant to the provisions of this Agreement.

K.   The Parties have valued their respective contributions towards the expansion and organic growth of the Company and its Subsidiaries as follows: Investor’s interest in the Share Capital of the Company will represent 75% of the Company’s Common Shares and the Shareholders interest will represent collectively 25% of the Company’s Common Shares (specifically 23.6% by 7LCPEELP, 0.7% by Shareholder 1, and 0.35% each by Shareholder 2 and 3).

L.   Investor shall be entitled to a preferred return on the entire amount actually invested by it in the Company, including the reasonable value of services provided directly by Investor’s personnel (which shall not exceed 10% of the value of equipment contributed), and including finance charges paid to others, but excluding any internal rate of return on Investor’s Commitment. In this respect Investor shall receive Redeemable Preference Shares, as per provisions of Section 7, at a par value of EUR 1.00 per Redeemable Preference Share for each EUR 1.00 that the Investor will actually invest from time to time.

M.   Forthwith after execution of this Agreement the Company, further to 7LCPEELP’s Investment, will issue to 7LCPEELP 12,381 new Common Shares at a nominal and issuance price of EUR 1 each, following which 7LCPEELP will own 15,381 Common Shares in the Company. 7LCPEELP shall be entitled to a preferred return on the entire amount of 7LCPEELP’s Investment. In this respect 7LCPEELP shall also receive at or before Closing 3,230,000 Redeemable Preference Shares. 7LCPEELP shall also receive Redeemable Preference Shares, as per the provisions of Section 7, at a par value of EUR 1.00 per Redeemable Preference Share for each EUR 1.00 that 7LCPEELP will actually invest from time to time.

N.   The Parties now wish to regulate their mutual prospective relationship as shareholders of the Company, by means of the present Agreement as aforesaid.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein and the sufficiency of which is hereby acknowledged by the parties, the Parties hereto agree as follows:

1.   DEFINITIONS

1.1   Definitions.  As used in this Agreement, in Schedule 1 to this Agreement containing representations and warranties of Seller, and/or in the Disclosure Schedule, the following terms shall have the meanings assigned to them in this Section.

Affiliate: means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such specified Person.

Annual Operating Budget: means monthly projections of revenues, cost of service, operating expenses, working capital requirement, leases and any and all other cash or cash equivalents as prepared by the Company on an annual basis, as approved by the Board of Directors.

Agreement: means this Agreement and all schedules, exhibits and instruments and amendments or confirmation of them.

Articles of Association: means the articles of association of the Company to be adopted by the shareholders of the Company before  or at Closing, which will include certain important provisions hereof that pursuant to Cyprus legislation and common practice should be incorporated in the articles of association.

Business Day: means any day of the year, other than a Saturday, Sunday on which banks are normally open for general business in Cyprus, Croatia and Montenegro.

Company: means Herlong Investments Limited.

Companies: means Herlong Investments Limited, Novi-Net d.o.o and Montenegro Connect d.o.o.

Closing Date: means the date of Closing determined in accordance with Section 3.

Conditions: means the conditions pursuant to Section 2.

Common Shares: The Company’s ordinary shares.

Companies’ Intellectual Property: means all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes as are necessary to the conduct of the business of the Company or any Subsidiary as now conducted and as presently proposed to be conducted.

Contract: means any agreement, contract, lease, commitment, arrangement or understanding, written or oral, including any sales order or purchase order.

Damages: has the meaning given to it in Section 11.1.

Disclosure Schedule: Schedule 2 to this Agreement listing disclosures of matters required to qualify the Shareholders Warranties. The copies of documents that are referred in the Disclosure Schedule have been previously delivered by the Shareholders to Investor.

Encumbrance: means a mortgage, charge, pledge, lien, option, restriction, third party right or interest or other security interest of any kind.

Environmental Laws: means all applicable Laws and agreements or arrangement with Governmental Authorities and all other statutory requirements relating to public health or the protection of environment, prevention of pollution, remediation of contamination or restoration of environmental quality, protection of human health or the environment (including natural resources), or workplace health and safety, including all applicable Laws relating to the management, containment, manufacture, possession, presence, use, processing, generation, transportation, treatment, storage, disposal, release, abatement, removal, remediation or handling of or exposure to any hazardous materials, and all authorizations issued pursuant to such Laws, agreements, arrangements or statutory requirements.

EUR: means euro, the single currency of participating member states of the European Union.

Escrow Agent: means Inter Jura Cy (Trusts) Limited, a private limited liability company incorporated under the laws of Cyprus, with registration number 19433, having its registered office at 1 Lampousas street, 1095, Nicosia, Cyprus, a service company affiliated with Dr. K. Chrysostomides & Co LLC, a law firm in Cyprus.

FATCA: means the US law Foreign Account Tax Compliance Act.

Financial Statements: means the balance sheets, profit and loss statements, and statements of cash flows for the Companies prepared in accordance with accounting regulations and requirements of the applicable legislation for the relevant country as at the fiscal year ending 31 December 2010, and management accounts for the nine month period ending September 30, 2011.

Governmental Authority: means any executive, judicial, legislative, political, regulatory, governmental, public or administrative entity, institution or organization, autonomous institution, central, regional, provincial, municipal or local government or authority, municipality, central bank, tax agency, court, commission, board, bureau, agency or instrumentality of the country, state, department, province or similar geographic or political circumscription having jurisdiction over any Person referred to in the context in which such word is used, including any: (i) subdivision or authority of any of the foregoing; (ii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above; and (iii) other entities and agencies that perform administrative duties, which are authorized under any applicable Law, to issue or construe rules, decisions, general regulations or private administrative acts, with binding effect on the parties subject to the scope thereof.

IFRS: International Financial Reporting Standards applicable or appropriate to the competent jurisdiction;

Independent Accountant: KPMG or alternatively PWC or such other accountant as the parties may agree.

Investment: The finance of the growth and expansion of the Company’s Subsidiaries which will result to combine the WBA Licenses and other assets and resources of the Subsidiaries with equipment, services and other resources to be provided by Investor to the Company or its Subsidiaries in a manner that will allow the Company or its Subsidiaries to deploy and operate WBA networks to an expanded subscriber base in Croatia and Montenegro. More specifically:

(a)   The financing, designing, purchasing, installing, deploying and operating WBA network(s) in regions of Croatia and Montenegro covered by the WBA Licenses of the Subsidiaries, including CAPEX, OPEX, debt service, and other negative cash flow through the  date the overall operations of the Companies become cash flow positive, consisting of at least the following minimum components of equipment and service levels;

(b)   Seventy-five (75) fully installed base transceiver stations (BTS), including antennae, radios and back-up batteries, lease payments on sites, and all civil works and towers required to make the sites legally and structurally amendable to installation of the BTS equipment;

(c)   Core network equipment, switches and software necessary to provide Wi-MAX, LTE or dual band Wi-MAX/LTE triple play (voice, data, video) WBA service to at least 150,000 total subscribers based on no more than a 300% over-subscription level (i.e. as many as 50,000 subscribers online simultaneously);

(d)   Provision for national transport of internet connectivity between core network equipment and remote cities, plus point-to-point backhaul via fiber or microwave;

(e)   Administrative, sales, marketing and customer support staff, office space and office equipment required to operate the WBA network(s);

(f)   Consumer premises equipment (CPE), dongles, tablets, handsets, Mi-Fi cards and other devices offered for sale to subscribers to enable connection to the WBA network(s) and carried as inventory for sale;

(g)   Taxes, license fees and other amounts accruing to Governmental Authorities in connection with operations of the WBA network(s); and

(h)   Debt service on any amounts borrowed from banks to finance any of the foregoing items or other elements of CAPEX or OPEX, as well as debt service on pre-existing debt, to be retired in the ordinary course and according to their various terms.

Investor: has the meaning set forth in the preamble to this Agreement.

Investor’s Commitment: The amount of EUR 2,800,000 or such greater amount as is actually required to fulfill the Investment until the total operations of the Companies become cash flow positive as this will be determined by the Independent Accountant based on the audited consolidated financial statements of the Company.

Investor’s Common Shares: means 48,843 Common Shares of the share capital of the Company, which shall represent 75% of the total Common Shares of the Company’s share Capital that shall have been issued and are outstanding as of the Closing of this Agreement.

Investor’s Shares: means (a) the Investor’s Common Shares (defined above) and (b) such number of Redeemable Preference Shares that will be issued to the Investor as per the provisions of this Agreement.

Investor’s Warranties: means the warranties of the Investor contained in this Agreement and "Investor's Warranty" means any one such warranty.

IPO: means an initial public floatation of equity shares of the relevant corporation under applicable securities legislation or the stock exchange requirements of any Major Stock Exchange.

Knowledge of Shareholders: or any similar phrase means, with respect to any fact or matter, the actual knowledge of 7LCPEELP and Shareholders and the directors and executive officers of 7LCPEELP, the Company and the Subsidiaries and any other employee of 7LCPEELP, the Company and the Subsidiaries with a title of Vice-President, General Manager or above, together with such knowledge that such directors, executive officers or other employees could be expected to discover after due investigation concerning the existence of the fact or matter in question.

Law or Laws: means any statute, law (including common law), constitution, treaty, ordinance, code, order, decree, case law, judgment, resolution, decision, rule, regulation, supreme decree, legislative decree, provision or principle of any kind that is a part a legal system in force, and any other binding requirement or determination of any Governmental Authority.

Major Stock Exchange: means with regard to the (i) Company: NASDAQ, AMEX, NYSE, the stock exchange of Toronto, Frankfurt, Amsterdam, Hong Kong or London and (ii) with regard to VelaTel: NASDAQ, AMEX or NYSE.

Material, Materially, Adversely, Material Adverse Change, or Material Adverse Effect means any action, omission or change with a significant impact or essential to any Person or to the business, operations, assets, financials, performance of the activities, or fulfillment of the purpose of any such Person.  Any such action, omission or change shall only be considered to produce a significant impact or to be essential to any such Person if its effects, consequences or results are likely to imply or involve more than EUR 100,000 (One Hundred Thousand and 00/100 Euros).  The effects, consequences or results derived from or arising out of: (i) any act or omission by such Person taken with the prior consent or at the direction of the other Parties hereto; or (ii) any Act of God or Force Majeure impacting any of the Parties, provided that the effects of the Act of God or Force Majeure event prevent performance of an obligation under this Agreement were not foreseeable and could not have been prevented or diminished by the Party affected by the Act of God or Force Majeure, shall not be considered within this definition.

Montenegro Connect d.o.o: a limited liability company incorporated under the laws of Montenegro, having its registered office at 65 Dzordza Vasingtona Street 81000 Podgorica, engaged in internet based services provision;

Novi-Net d.o.o: A limited liability company incorporated under the laws of Croatia having its registered office at Merhatovec 5, 40314 Selnica, engaged in internet based services provision and voice through internet transmission service provision;

Official: means: (i) any governmental official; (ii) any political party or official thereof; (iii) any candidate for political office; (iv) any member of the judiciary or an administrative tribunal; (v) any member of, or official of, any public international organization; or (vi) any employee of any of the foregoing;

Order: means any award, injunction, judgment, resolution, decision, decree, order, ruling, subpoena or verdict or other decision issued promulgated or entered by or with any Governmental Authority of competent jurisdiction.

Redeemable Preference Shares: 3,230,000 Redeemable Preference Shares issued and allotted to 7LCPEELP at or before Closing (at a nominal and issuance price of EUR 0.801 each) and 1,028,086 Redeemable Preference Shares issued and allotted to the Investor at Closing (at a nominal price of EUR 0.801 and an issuance price of 0.9525 each), and such number of Redeemable Preference Shares to be issued from time to time and allotted to the Investor or 7LCPEELP at an  issuance price of EUR 1.00 per share for each EUR 1.00 that the Investor or 7LCPEELP actually invests from time to time, the rights, preferences, privileges, and restrictions granted to and imposed on which are as set forth in Section 7 below.

Shareholders’ Damages: has the meaning given to it in Section 14.1.

Share Capital: means (a) in the case of a corporation, (i) its issued shares of the common stock or other class of stock which confers voting power to elect the board of directors or others performing similar functions with respect to such corporation, and the right to receive the profits and losses, or distribution of assets, of the corporation, each in the proportion that the shares owned by any Person bear to the total shares issued and (ii) its issued shares of redeemable preference shares, (b) in the case of a partnership or limited liability company, its partnership or membership interests or units (whether general or limited), and (c) in the case of any other entity, the instruments that confer the same rights as applicable to a corporation as described above.

Subsidiaries: Novi-Net d.o.o and Montenegro Connect d.o.o.

Tax or Taxes: means all forms of tax, duties, imposts, contributions, withholdings, deductions, charges, levies and sums payable on account of the foregoing whatsoever imposed, charged or demanded by a Tax Authority in the nature of tax (including without limitation any amount payable as a result of counteraction, adjustment or set off by a Tax Authority in relation to any liability to tax, interest on unpaid tax, repayment of tax or interest or repayment supplement in respect of a repayment of tax), and all amounts recoverable by a Tax Authority as if they were tax and shall be deemed to include the cost of removing any charge over assets imposed by any Tax Authority and in each case all charges, interest, fines, penalties and surcharges arising from, incidental to, or relating to, the same.

Tax Authority: means any Governmental Authority competent to impose, administer or collect Tax.

VelaTel’s Series A Common Stock: Shares of Investor’s stock currently publicly traded via quotation through the Over The Counter Service, Inc. under the symbol “OTCQB:VELA.”

WBA: means wireless broadband access and related telecommunications services.

WBA License: means any combination of rights granted by one or more appropriate Governmental Authorities for private ownership or exclusive right to use specific radio frequency bandwidth within a defined geographic area and suitable for delivery of WBA, including and subject to all licenses, concessions and other Laws regulating the granted rights.

ZTE: means ZTE Corporation, a leading global provider of telecommunications equipment and network solutions headquartered in the Peoples Republic of China, with whom Investor has several contractual relationships including a global strategic memorandum of understanding whereby ZTE agrees to offer VelaTel a favorable vendor financing proposal for each project identified and use its best efforts to facilitate VelaTel’s applications for debt financing by banks with which ZTE has relationships.

7LCPEELP’s Common Shares: means 15,381 Common Shares which will be owned by 7LCPEELP after Closing and will represent 23.6% of the Company’s share capital.

7LCPEELP’s Investment: The amount of EUR (3,230,000) three million two hundred thirty euros already invested by 7LCPEELP in the Company.

Shareholders Warranties: means the warranties of the Shareholders contained in Schedule 1 and "Shareholders' Warranty" means any one such warranty.

1.2   Other Definitions.  Other terms defined in this Agreement and indicated as such by capitalized terms in quotation marks shall have the meaning ascribed thereto next to the definition, throughout the text of this Agreement.

1.3   Language.  This Agreement has been entered into in English language and, notwithstanding any translation thereof, the English language version shall control the construction and interpretation of this Agreement.  All material communications between the Parties with respect to this Agreement shall be in the English language.

2.   CONDITIONS TO CLOSING

a.   Conditions to Obligations of Investor, and the Shareholders.  The obligations of Investor and of the Shareholders to consummate the Transaction are subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)   No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Transaction shall be in effect.

(b)   No Law shall have been enacted or shall be deemed applicable to the Transaction which makes the consummation of the Transaction illegal.

(c)   Calendar year 2011 shall have ended.

b.   Conditions to Obligation of Investor.  The obligation of Investor to consummate the Transaction is subject to the satisfaction (or waiver by Investor in its sole discretion) of the following further conditions, which are for the exclusive benefit of Investor:

(a)   Shareholders Warranties set forth in Schedule 1 of this Agreement shall have been true and correct at and as of the date of this Agreement and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, and the Shareholders shall have executed and delivered or cause to be delivered a certificate to Investor to that effect.  The receipt of such certificate at the Closing Date shall not constitute a waiver by Investor of any of the representation and warranties of the Shareholders which are contained in this Agreement.

(b)   Shareholders shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by the Shareholders with at or prior to the Closing Date, and the Shareholders shall have executed and delivered or cause to be delivered a certificate to Investor to that effect.  The receipt of such certificate at the Closing Date shall not constitute a waiver by Investor of any of the covenants of the Shareholders which are contained in this Agreement.

(c)   There shall have been no Material Adverse Change in the condition (financial or otherwise), operations, prospects or results of operations of the Company taken as a whole.

(d)   No Action shall be pending or threatened before any court, judge, arbitrator, arbitration panel or other Governmental Authority or other Person: (i) seeking to prevent consummation of any of the transactions contemplated by this Agreement; (ii) seeking to impose any Material limitation on the right of Investor to own the Investor’s Shares.

c.   Conditions to Obligation of the Shareholders.  The obligation of the Shareholders to consummate the Transaction is subject to the satisfaction (or waiver by 7LCPEELP in its sole discretion), of the following further conditions, which are for the Shareholders’ exclusive benefit:

(a)   The representations and warranties of Investor set forth in this Agreement shall have been true and correct at and as of the date of this Agreement and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, and Investor shall have executed and delivered or cause to be delivered a certificate to the Shareholders to that effect.  The receipt of such certificate at the Closing Date shall not constitute a waiver by the Shareholders of any of the representation and warranties of Investor which are contained in this Agreement.

(b)   Investor shall have performed or complied in all Material respects with all obligations and covenants required by this Agreement to be performed or complied with by Investor at or prior to the Closing Date, and Investor shall have executed and delivered or cause to be delivered a certificate to the Shareholders to that effect.  The receipt of such certificate at the Closing Date shall not constitute a waiver by the Shareholders of any of the covenants of Investor which are contained in this Agreement.

(c)   No Action shall be pending or threatened before any court, judge, arbitrator or arbitration panel or other Governmental Authority or other Person wherein an unfavorable Order would: (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.  No such Order shall be in effect.

3.   CLOSING

3.1    Closing shall take place at the offices of Dr. K. Chrysostomides & Co LLC, 1 Lampousas Str, Nicosia Cyprus as soon as possible after satisfaction of the Conditions and in any event on the date which is no later than five (5) days after the date on which the last of the Conditions to be satisfied or waived is satisfied or waived, or such other date as the parties may agree in writing. The date upon which the Closing occurs is herein referred to as the "Closing Date."

3.2    At Closing: The Shareholders shall deliver to the Investor or the Escrow Agent as appropriate the following:

3.2.1              Evidence satisfactory to the Investor (acting reasonably) of the fulfillment of the Conditions set forth in Section 2.b;

3.2.2              Evidence, to the Investor’s satisfaction, of the authority of any person or persons executing or attesting the execution of this Agreement and any other document on behalf of the Shareholders and the Company;

3.2.3              A certified copy of the duly executed resolutions of the board of directors of the Company and the Shareholders of the Company as may reasonably be required by the Investor in order to give effect to the valid issue and allotment to the Investor  of (i) 48,843 new Common Shares at a nominal  and issuance price of EUR 1 and (ii) 1,028,086 new Redeemable Preference Shares at a nominal value of EUR 0.801 and at an issuance price of ΕUR 0.9525 (“Investor’s Common Shares and Redeemable Preference Shares”), and the registration of the Investor as a shareholder of the Company in respect of Investor’s Common Shares and Redeemable Preference Shares;

3.2.4              A unanimous consent of the shareholders of the Company waiving any and all pre-emptive rights which they may have in relation to the issue and allotment of Investor’s Common Shares and Redeemable Preference Shares to the Investor;

3.2.5              Shares certificates in respect of Investor’s Common Shares and Redeemable Preference Shares;

3.2.6              Duly executed Share Pledge Agreement I, Share Pledge Agreement II, Escrow Agreement I and Escrow Agreement II;

3.2.7              Duly signed resignations of all members of the Board of Directors from their positions as directors of the Companies and of all officers from their positions as officers of the Companies, provided that 7LCPEELP shall have the right to appoint one of no less than five members and no more than nine members of the Board of Directors of the Company as per the provisions of Section 16;

3.2.8              A unanimous consent of the Shareholders confirming election of new directors and officers of the Companies and authorized signatories on each of the Companies’ bank accounts; and

3.2.9              All other documents, instruments or certificates required to be delivered by the Shareholders at or prior to the Closing pursuant to this Agreement.

3.3    At Closing: the Investor shall deliver to 7LCPEELP on behalf of the Shareholders the following:

3.3.1              Evidence, to 7LCPEELP’s satisfaction, of the authority of any person or persons executing or attesting the execution of this Agreement and any other document on behalf of the Investor;

3.3.2              Duly executed Share Pledge Agreement I, Share Pledge Agreement II, Escrow Agreement I and Escrow Agreement II;

3.3.3              Evidence to 7LCPEELP’s satisfaction that the Investor has ordered in the name and on behalf of the Company, from its supplier i.e. ZTE, the 75 base stations and the core equipment described under sub-paragraphs (b) and (c) of the Investment Definition;

3.3.4    Evidence to 7LCPEELP’s satisfaction (i.e. a comfort letter signed by the authorized signatory of ZTE) that the Investor has paid to ZTE in the name and on behalf of the Company the 15% down payment, which amounts to EUR 528,086 on the equipment ordered to ZTE and described in par. 3.3.3 above;

3.3.5    Evidence to 7LCPEELP’s satisfaction that the Investor has paid by wire transfer to the Company’s bank account with Bank of Cyprus (account no CY81002001550000000114285600) the amount of EUR 500,000;

3.3.6    Evidence to 7LCPEELP’s satisfaction that employment contracts between the Company and or Companies and Key Employees (as defined in section 16 below) are executed on terms satisfactory to 7LCPEELP

4.   POST CLOSING SHAREHOLDING STRUCTURE OF THE COMPANY

4.1    Following the above, the Company’s Share Capital shall amount to EUR 3,475,851 and a reserve fund shall be formed due to the issuance of shares above par, amounting to 970,838. The shareholding structure of the Company will be formed as follows:

Shareholder	Common Shares	(%)	Redeemable Preference Shares
INVESTOR	48,843	75%	1,028,068
7LCPEELP	15,381	23.6%	3,230,000
Karlo Vlah	450	0.7%	---
Đurđa Vlah	225	0.35%	---
Josip Vlah	225	0.35%	---
TOTAL	65,124	100.0%	5,228,906

4.2    Any tax, stamp duties, fees, bank charges or other costs payable in relation to the issue of the new shares and to the execution of this Agreement shall be paid by the Company.

5.   INVESTMENT AND INVESTOR’S RIGHTS AND UNDERTAKINGS

5.1    Investor may, in its discretion (subject to sound business judgment in its capacity as majority shareholder of the Company), increase the amount of equipment and other CAPEX, OPEX and other investment beyond the minimum components and service levels described in the definition of Investment, either during the initial phase of deployment or as an expansion into future phase(s), either before the financial results of any initial phase(s) are generating free cash flow, or the result of which would be to exhaust all positive cash flow and return financial performance to a negative cash flow position, under the condition that 7LCPEELP’s and the Shareholders post-Closing 25% interest of Common Shares in the Share Capital of the Company shall not be subject to dilution.

5.2    All equipment and other fixed assets representing the Investment shall be contracted for purchase, titled and financed in the name of the Company or any of its Subsidiaries, with any down payments or other cash requirement that exceed the free cash flow of the Company or applicable Subsidiary paid by Investor and the full purchase price guaranteed by Investor to the extent required by any lender.  Investor shall be entitled to a security interest for the entire value of such equipment that is paid for or its financing is guaranteed by Investor.

6.   SHAREHOLDERS ANTI DILUTION RIGHTS

The Shareholders' post-Closing shareholding which will jointly represent 25% of Common Shares in the Share Capital of the Company shall not be subject to dilution and these anti-dilution rights shall be incorporated in the Articles of Association of the Company. It is clarified that, subject to enforcement of any indemnity obligation pursuant to the Share Pledge Agreement I as described in Section 12, the Shareholders' ownership in the Company with respect to their Common Shares will not be diluted and will always represent 25% in the Share Capital of the Company’s Common Shares in case the Investor or any other strategic investor makes after Closing any contribution to the Company’s Share Capital. In this respect the Investor or any other strategic investor will be entitled to receive for any capital or in kind contribution to the Company’s share capital only Redeemable Preference Shares.

7.   REDEEMABLE PREFERENCE SHARES

7.1    In addition to the Redeemable Preference Shares issued at or before Closing to 7LCPEELP and the Investor, the Company will also issue from time to time and allot to the Investor or 7LCPEELP Redeemable Preference Shares at an issuance price of EUR1.00 per share for each EUR1.00 that Investor or 7LCPEELP actually invests from time to time.

7.2    Redeemable Preference Shares shall only be owned by the Investor and 7LCPEELP, whereas Shareholders 1, 2 and 3 shall at any time own only Common Shares

7.3    The rights, preferences, privileges, and restrictions granted to and imposed on the Redeemable Preference Shares are as set forth below:

7.4    Redeemable Preference Shares will only have redemption rights.

7.5    Redeemable Preference Shares will have no voting rights, no conversion rights and no dividend rights.

7.6   Redemption:

(i)    Subject to compliance by the Company with the Cyprus Companies Law Cap. 113 (as amended), at the end of each financial year, the Company shall commission the Independent Accountant to determine the amount of available positive cash flow (if any) after due allowance and reserves for taxes, working capital, and other contingent liabilities projected through the end of the Company’s fiscal year to which the issue of positive cash flow relates (“Legally Available Funds”).

(ii)    Within 60 calendar days of the end of each financial year, the Directors of the Company shall consider the relevant report from the Independent Accountant at a Board meeting and if pursuant to such determination there are Legally Available Funds, the Company shall inform in writing the holders of Redeemable Preference Shares (the "Redemption Dates").

(iii)    Within 10 Business days from each Redemption Date any of the holders of such shares may at its sole discretion deliver to the Company a request in writing (the “Redemption Request”) to proceed with the redemption in accordance with the terms of this Section 7.6, of such number of outstanding Redeemable Preference Shares as is given by dividing the Legally Available Funds by the redemption price of each outstanding Redeemable Preference Share, this redemption price being 1 EUR.

(iv)    The number of Redeemable Preference Shares held by each holder of such shares which shall be redeemed each year shall be pro rata to the total number of Redeemable Preference Shares outstanding at such time and held by each holder.

(v)    Following redemption of all outstanding Redeemable Preference Shares, all profits shall be distributed, after due allowance and reserves for taxes, working capital, and other contingent liabilities, pro rata as dividends to the holders of the Company’s Common Shares.

8.   PRE-CLOSING UNDERTAKINGS

8.1    During the period between the date of this Agreement and the Closing Date, the Shareholders, so far as they are able, shall ensure that each of the Companies will:

8.1.1    Operate its business in the ordinary course in accordance with its business plans, budgets, all applicable legal and administrative requirements so as to maintain it as a going concern, and not do anything which is out of the ordinary course consistent with past practice without the prior written consent of the Investor; and

8.1.2    Take all reasonable steps to preserve and protect its business and assets, and not, without the prior written consent of the Investor, acquire or dispose of or transfer an asset, incur a liability, obligation or expense, other than in the ordinary course of business in accordance with past practice and on normal arm’s length terms.

8.2    To the extent permitted by applicable law, the Shareholders also agree to ensure that:

8.2.1    Each of the Companies cooperates with any reasonable requests by the Investor for information about the business, the assets and the ongoing affairs of such company; and

8.2.2    The Investor is given reasonable access during ordinary business hours to the legal and financial advisors and auditors, documents and premises of the Companies to the extent reasonably requested by the Investor or its advisors in preparation for Closing, provided, however, that such access shall not unreasonably interfere with the business and operations of the Companies.

9.   REPRESENTATIONS AND WARRANTIES

Each Party acknowledges that the other Party has been induced to enter into this Agreement on the basis of and in reliance upon the following representations, the accuracy of which each Party warrants to the other Party as of the date of this Agreement and as of the Closing.

(a)   Such Party is a corporation or limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the country and state described as applicable to such Party in the Recitals, and has all requisite power to own, lease and operate its properties and to carry on its business as currently conducted and as proposed to be conducted in this Agreement.  No order has been made or petition presented (or is pending) or resolution passed for the winding up of Such Party.  Such Party is not insolvent or unable to pay its debts as they fall due.

(b)   Such Party has all requisite capacity, power and authority, and has taken all necessary corporate or other actions to enter into this Agreement.

(c)   Such Party has done or will promptly do all such further acts, including necessary filings with appropriate governmental authorizes, required in order to give full force and effect to this Agreement.

(d)   The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either: (a) a default under any provision, instrument, judgment, order, writ, decree, contract or agreement or (b) an event which results in the creation of any lien, charge or encumbrance upon any assets of such Party (except as expressly stated in this Agreement) or the suspension, revocation, forfeiture, or non-renewal of any material permit or license applicable to such Party.

(e)   No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Party.

10.   SHAREHOLDERS' WARRANTIES

10.1    Shareholders represent and warrant to the Investor that each Shareholders' Warranty is true and accurate in all material respects as at the date of this Agreement and as at Closing.

10.2    The Shareholders shall procure that each Shareholders' Warranty is true and accurate at Closing, and for this purpose the Shareholders are deemed to repeat each Shareholders' Warranty at Closing.

10.3    The Shareholders undertake to immediately notify the Investor in writing of any circumstance arising after the date of this Agreement which could cause any Shareholders’ Warranty to become untrue or inaccurate.  Any such notification shall not have the effect of remedying any breach of Shareholders’ Warranty concerned.

10.4    Each of the Shareholders’ Warranties shall be construed as a separate and independent warranty and (except where this Agreement provides otherwise) shall not be limited or restricted in its scope by reference to or inference from any other term of another Shareholders’ Warranty or this Agreement.

11.   INDEMNIFICATION BY THE SHAREHOLDERS

11.1    The Shareholders, pro rata to their shareholding, with respect to Common Shares in the Company, shall indemnify, hold harmless and defend the Investor from and against any and all claims and/or liabilities, damages, penalties, judgments, assessments, losses, costs and expenses ("Damages") incurred by the Investor, the Company, Novi-Net d.o.o or Montenegro Connect d.o.o arising out of, relating to or based upon allegations of any breach of any Shareholders’ Warranty.

11.2    Subject to Sections 11.4 through 11.6, the Shareholders shall only be required to indemnify the Investor for any Damages arising under Section 11.1, up to the total value of the Shareholders’ Common Shares as such value is defined in Cause 11.7.

11.3   Subject to Section 11.6, the Investor's right to bring a claim for indemnification under Section 5.1 shall survive until the date falling 2 years after the Closing Date in the case of any Damages resulting from a breach of any Shareholders’ Warranty.

11.4   For the avoidance of doubt, the parties agree that the Shareholders shall not be liable in respect of any Damages to the extent that the matter or matters giving rise to such Damages have been fairly and accurately disclosed in the Disclosure Schedule.

11.5    The Shareholders shall not be liable for any Damages (i) unless and until the aggregate amount of all Damages incurred by the Investor, the Company, Novi-Net d.o.o or Montenegro Connect d.o.o exceeds One Hundred Thousand and 00/100 euros (EUR 100,000), in which event the Shareholders shall be jointly liable for all Damages from the first Euro; provided that nothing contained in this Section shall be deemed to limit or restrict in any manner any rights or remedies which the Investor has, or might have, at Law, in equity or otherwise, based on fraud or a willful misrepresentation.

11.6    The provisions of Sections 11.2 and 11.3 shall not apply in relation to any Damages resulting from a breach of the Shareholders’ Warranty set out in Paragraph 6 of Schedule 1 (Title and Assets) in respect of which:

11.6.1    The Shareholders’ liability shall be unlimited;

11.6.2    Such Damages shall not be included in the calculation of the aggregate amount referred to in Section 11.2; and

11.6.3    A claim for such Damages may be made at any time after the Closing Date.

11.7    Any Damages payable to the Investor pursuant to this Section 11 may be paid only out of the Shareholders Common Shares. For the purpose of determining the number of the Shareholders Common Shares to be comprised in such Damages, the total value of all the Shareholders Common Shares shall be deemed to be Euro 3,200,000 (i.e. 25% x the current valuation of the Company amounting to Euro 12,800,000).

11.8    The Shareholders shall have no obligation to indemnify the Investor for any breach of any Shareholders’ Warranty unless they have received within the period specified in Section 11.3 or 11.6 above, as the case may be, a notice in good faith and in writing of a claim the amount of which will be determined from the Independent Accountant. Any matter as to which a claim has been asserted by written notice setting forth in reasonable detail the nature of such claim to the other party that is pending or the subject of an arbitration, litigation or other proceeding hereunder shall continue to be covered by the provisions of this Section until such matter is finally terminated by a court or tribunal of competent jurisdiction or otherwise and any amounts payable hereunder are finally determined and paid.

11.9   Procedure

11.9.1   Notice. The Investor (the “Indemnified Party”) shall give notice to the Shareholders with respect to any Damages.

11.9.2   Defense. The Indemnified Party shall have the right to control the defense of any claim, demand, lawsuit, allegation, proceeding or liability is asserted by any third party against such Indemnified Party in respect of matters embraced by the indemnity. Notwithstanding the foregoing, the Shareholders (or any of them) may, at its own expense, participate in such defense with counsel of its own choice. In addition, the Shareholders and the Indemnified Party shall, to the extent in such Party’s possession, make available to the other Party and its respective attorneys, accountants and other representatives all books, records and other information relating to such claim, demand, lawsuit, allegation, proceeding or liability and shall co-operate with such other party and shall render as much assistance as they may reasonably request to ensure a proper and adequate defense. Each of the Indemnified Party and the Shareholders shall, from time to time, and as reasonably requested by the other Party, advise such other Party of, and make available records and information relating to, the progress of such claim, demand, lawsuit, allegation, proceeding or liability. The Indemnified Party shall not consent or cause the Companies, as appropriate, to enter into any settlement of any claim, demand, lawsuit, allegation, proceeding or liability asserted by any third party against the Indemnified Party (either directly or through the Companies), except with the written consent of 7LCPEELP, which consent shall not be unreasonably withheld, delayed or conditioned.

12.   INVESTOR’S SECURITY

As a security for the fulfillment by the Shareholders of their obligations pursuant to Section 11 of this Agreement, the parties shall enter at Closing into a share pledge agreement and an escrow agreement substantially in the form of Schedules 3 and 4 attached hereto (the “Share Pledge Agreement I” and “Escrow Agreement I”) pursuant to the terms and conditions of which, the Shareholders shall pledge, mortgage and charge to the Investor the total of their Common Shares in the Company i.e. 16,281 Common Shares and related shares certificates. The Share Pledge Agreement I shall terminate and the Escrow Agent shall release and deliver the pledged shares to 7LCPEELP on behalf of the Shareholders, when either (i) the Investor, as the pledgee directs the Escrow Agent in writing, or (ii) two years from the date of execution of the Share Pledge Agreement I, whichever is earlier.  The Shareholders’ liability to indemnify the Investor for any Damages resulting from a breach of the Shareholders’ Warranty set out in Section 6 of Schedule 1 (Title and Assets) will survive the termination of the Share Pledge Agreement I.

13.   INVESTOR’S WARRANTIES

13.1    The Investor represents and warrants to the Shareholders that it has the requisite knowledge and means for the due and proper implementation of the Investment.

13.2    Investor undertakes to the Shareholders that it will pay to the Company or on its behalf all amounts associated with the financing and implementation of the Investment. For avoidance of doubt, the Investor undertakes to the Shareholders the following:

I.    On or before Closing to provide the evidence described in Subsection 3.3.4 of payment (i) on behalf and in the name of the Company the amount of EUR 528,086, which represents the credit with respect to the 15% down payment for the purchase of the equipment described under sub-paragraphs (b) and (c) of the Investment Definition and (ii) to the Company at least EUR 500,000;

II.    Within 90 days following Closing (i) to pay to the Company at least another EUR 500,000, bringing the total to at least EUR 1,000,000;

III.    Within 180 days following Closing to deliver to the Company the 75 base stations and the core equipment (which will be purchased in the name and on behalf of the Company) described under sub-paragraphs (b) and (c) of the Investment Definition;

IV.    Within 180 days following Closing to pay to the Company at least another EUR 500,000, bringing the total to at least EUR 1,500,000;

V.    Within 270 days following Closing to pay to the Company at least another EUR 500,000, bringing the total to at least EUR 2,000,000;

VI.    Within 360 days following Closing (i) to pay to the Company EUR 271,914 and (ii) at least 50 of the initial 75 base stations and the core equipment included in the Investment Definition will have been fully installed and will be operational for delivery of broadband service to subscribers, including certification by ZTE and the Company that such equipment has satisfied preliminary acceptance testing;

VII.    To proceed to all other actions required for the due finance and implementation of the Investment until the total operations of the Companies become cash flow positive as this will be confirmed by the Independent Accountant based on the audited consolidated financial statements of the Company.

13.3    The Investor shall cause the Company to utilize in full the amount paid by the Investor for the implementation of the Investment.

13.4    The Investor represents and warrants to the Shareholders that each Investor’s Warranty is true and accurate in all material respects as at the date of this Agreement and as at Closing.

13.5    The Investor shall procure that each Investor's Warranty is true and accurate at Closing, and for this purpose the Investor is deemed to repeat each Investor’s Warranty at Closing.

13.6    The Investor undertakes to immediately notify the Shareholders in writing of any circumstance arising after the date of this Agreement which could cause any Investor's Warranty to become untrue or inaccurate.  Any such notification shall not have the effect of remedying any breach of the Ιnvestor's Warranty concerned.

13.7    Each of the Investor's Warranties shall be construed as a separate and independent warranty and (except where this Agreement provides otherwise) shall not be limited or restricted in its scope by reference to or inference from any other term of another Investor's Warranty or this Agreement.

14.   INDEMNIFICATION BY INVESTOR

14.1    The Investor shall indemnify, hold harmless and defend the Shareholders from and against any and all claims and/or liabilities, damages, penalties, judgments, assessments, losses, costs and expenses ("Shareholders’ Damages") incurred by the Shareholders, the Company, Novi-Net d.o.o or Montenegro Connect d.o.o arising out of, relating to or based upon allegations of the failure of or any breach of any Investor’s Warranty.

14.2    The Investor shall only be required to indemnify the Shareholders for any 7LCPEELP’s and the Shareholders’ Damages arising under Section 14.1, up to the total value of the Investor’s Common Shares as such value is defined in Cause 14.5.

14.3    7LCPEELP’s and the Shareholders right to bring a claim for indemnification under Section 14.1 shall survive until the date both conditions under (i) and (ii) herein are fulfilled: (i) the Shareholders have received satisfactory evidence that the Investor has paid to the Company the Investor’s Commitment and has fulfilled its obligations as such are detailed in Section 13.2 I-VI and (ii) the Independent Accountant will have confirmed that the Company and its Subsidiaries have achieved positive cash flow, after due allowance for reserves for taxes, working capital and other contingent liabilities.

14.4    The Investor shall not be liable for any Shareholders Damages (i) unless and until the aggregate amount of all Damages incurred by the Shareholders, the Company, Novi-Net d.o.o or Montenegro Connect d.o.o exceeds One Hundred Thousand and 00/100 Euros (EUR 100,000), in which event the Investor shall be liable for all Shareholders Damages from the first Euro; provided that nothing contained in this Section shall be deemed to limit or restrict in any manner any rights or remedies which the Shareholders have, or might have, at Law, in equity or otherwise, based on fraud or a willful misrepresentation.

14.5    Any Shareholders’ Damages payable to the Shareholders pursuant to this Section may be paid only out of the Investor’s Common Shares. For the purpose of determining the number of the Investor’s Common Shares to be comprised in such Damages, the total value of all the Investor’s Common Shares shall be deemed to be EUR 9,600,000 (i.e. 75% x the current valuation of the Company amounting to EUR 12,800,000).

14.6    The Investor shall have no obligation to indemnify the Shareholders for any breach of any Investor’s Warranty unless they have received a notice in good faith and in writing of a claim. Any matter as to which a claim has been asserted by written notice setting forth in reasonable detail the nature of such claim to the other Party that is pending or the subject of an arbitration, litigation or other proceeding hereunder shall continue to be covered by the provisions of this Section until such matter is finally terminated by a court or tribunal of competent jurisdiction or otherwise and any amounts payable hereunder are finally determined and paid.

15.   7LCPEELP’s SECURITY

As a security for the fulfillment by the Investor of its obligations pursuant to Sections 13 and 14 of this Agreement and especially its undertakings  for the proper financing and implementation of the Investment the Parties shall enter at Closing into a share pledge agreement and an escrow agreement substantially in the form of Schedule 5 and 6 attached hereto (the “Share Pledge Agreement II” and the “Escrow Agreement II”) pursuant to the terms and conditions of which, the Investor shall pledge, mortgage and charge to 7LCPEELP the total of  the Investor’s Common Shares in the Company i.e. 48,843 Common Shares and related shares certificates. The Share Pledge Agreement II shall terminate and Escrow Agent shall release and deliver to Investor all of the Investor’s Common Shares, which amount shall equal 75% of the total Common Shares issued and outstanding as of Closing, when 7LCPEELP (acting reasonably) directs the Escrow Agent in writing that it has obtained satisfactory proof that the Investor has fulfilled its obligations and has paid to the Company the amounts described in Section 13.2 I-VI.  It is explicitly acknowledged that should the Investor fail to comply with any of its above mentioned undertakings pursuant to Section 13.2 I-VI, then the Share Pledge Agreement II shall become immediately enforceable for the total pledged shares of the Investor. The Investor’s liability to indemnify the Shareholders for any Damages resulting from a breach of the Investor’s Warranty set out in Section 13.2 VII will survive the termination of the Share Pledge Agreement II.

16.   MANAGEMENT OF THE COMPANY POST CLOSING

16.1   Board of Directors.  The senior management and administration of the Company shall be carried out by its Board of Directors, which shall be comprised of no fewer than five and no more than nine directors, of which 7LCPEELP shall have the right to elect or appoint one director. It is also hereby agreed that only at the initiative of 7LCPEELP may a director appointed by it be removed or replaced by a new director appointed by it. In the event of vacancy, for any reason whatsoever, in the position of a director appointed by 7LCPEELP, such vacancy shall be filled by a new director appointed by 7LCPEELP.

16.2   Decision Making: The Investor, the Company and each of the Shareholders hereby covenant with and undertake to 7LCPEELP that for so long as 7LCPEELP is a shareholder of the Company, the Company shall not without the prior consent in writing of 7LCPEELP (which consent shall not be unreasonably withheld and may be furnished in writing by the director of 7LCPEELP at meetings of the Board of Directors or otherwise) proceed with or approve any of the following matters:
•	Changes in Company’s objectives, or Memorandum or Articles of Association or legal status;

•	Increasing and or changing the authorized or issued Share Capital of the Company; authorization and/or issuance of shares of any class or any class of securities convertible into shares;

•	Approving any management or employee stock option award, grant or plan;

•	Declaring and distributing dividends;

•	Approving any proposal to list the Company and or the Subsidiaries on a stock exchange;

•	Purchasing shares or acquiring an entity, business or an ownership interest in any other company;

•	Establishing any subsidiary, entering any new business areas or changing substantially the nature of the Company’s business and its subsidiaries;

•	Establishing any joint venture or partnership;

•	Merging, dissolving, liquidating or selling the subsidiaries of the Company or any major part thereof;

•	Amending the Business Plan (including the R&D program and the Annual Operating Budget);

•	Replacing any of the Companies’ Key Employees as set forth in Schedule 7 of this Agreement, who will continue to render their services to the Companies pursuant to Section 16.3;

•	Approving the Company’s accounts, financial statements and Annual Report;

•	Appointing and removing the Company’s auditors;

•
Entering into, guaranteeing or amending any credit, loan, debt facility or lease agreement, in excess of EUR 100,000 or combined facilities exceeding more than EUR 300,000 in any given year, unless included in the current Annual Operating Budget;

•	The sale, disposition, lease or encumbrance of any of substantially all the Company’s and the Subsidiaries’ assets, including the licenses that the Subsidiaries’ own;

•	Commencement of a voluntary bankruptcy or insolvency proceedings;

•
Any contract between the Company or any of the Subsidiaries and the Investor or companies controlled by the Investor which exceeds in isolation or in the aggregate EUR 200,000 per year in payment value to the Investor or company controlled by the Investor (“Related Party Transactions”);

•	All the above issues in connection with any subsidiaries or affiliates of the Company.

16.3   Officers and Other Management.  The officers and other managerial personnel of the Company and its Subsidiaries as reflected on Schedule 7 (“Key Employees”) shall continue in their current job descriptions, duties and compensation levels, and shall also be offered participation in VelaTel’s stock option plan and future awards pursuant to such plan on the same basis as employees of similar tenure and responsibility employed by VelaTel and its other Affiliates from time to time.  Key Employees identified as such on Schedule 7 shall have executed on Closing employment contracts substantially in the form attached as Schedule 8, to enhance the ability of the Company and its Subsidiaries to retain the services of such employees. Any such employment contract, subject to applicable laws shall authorize the Company or Subsidiary to terminate an employee for good cause, including willful dishonesty causing financial harm to any of the Companies, conviction of a serious criminal offense, or willful refusal to perform job duties which remains uncorrected following reasonable written notice from the Company’s Board of Directors.

17.   PREEMPTIVE RIGHTS AND TRANSFER OF SHARES – TAG ALONG AND DRAG ALONG RIGHTS -EXIT

17.1   No Dilution of Shareholders’ Equity. Subject to the provisions of (i) Section 6 according to which the Shareholders' shareholding of 25% of Common Shares shall not be subject to dilution and (ii) Section 7, according to which only the Investor and 7LCPEELP have the right to acquire Redeemable Preference Shares, all the shareholders of the Company shall have the right to participate pro rata in the Company’s subsequent capital increases for the issuance of any class of stock, option, warrant, or any kind of security whatsoever, other than Redeemable Preference Shares and Common Shares, provided that such right shall not apply for any issuance pursuant to an employee stock option plan, any issuance pursuant to an IPO or following an IPO and any issuance in consideration for the acquisition by the Company of another entity or business, by way of contributions in kind from the shareholders of the entity or business to be acquired.

17.2   Restrictions on Transfer of Investor’s Common Shares

17.2.1    The Investor is forbidden to transfer, pledge or in any other way encumber (except pursuant to the Pledge Agreement II) its Common Shares in the Company, without the prior written consent of 7LCPEELP, save for the following exception:  The Investor will be entitled to sell part of its Common Shares  without 7LCPEELP’s consent, in which case paragraph 17.3 will not apply, provided that (i) the Investor’s shareholding percentage in the Company following transfer of the above part will not fall below 50.9% of the Company’s Common Shares and (ii) should the transfer of the said Investor’s Common Shares occur before termination of the Share Pledge Agreement II, the transferred shares will continue to be pledged in favor of 7LCPEELP and the Investor shall procure that the transferee executes in favor of 7LCPEELP a pledge agreement in form and substance similar to Share Pledge Agreement II, over the Investor’s Common Shares which the Transferee is willing to acquire.

17.2.2    Transfer or encumbering of shares, in breach of the provisions of this Section, is to be considered as null and void; the registration in the shareholders’ registry of the Company, as well as the issuance of new shares in the name of the party to which the transfer has been effected are prohibited and if realized shall be considered as null and void.

17.3   Right of First Refusal. Subject to paragraph 17.2.1 above and paragraph 17.4.1 below, in case that any of the shareholders of the Company (for the purpose of this paragraph “Transferring Shareholder(s)”), intends to sell its shares or part of them, to a third party, the following procedure shall be observed:

17.3.1    The Transferring Shareholder who intends to transfer his shares, (the Transferor) shall give written notice (Statement of Transfer) to the other shareholders, specifying the number of shares to be transferred (the Transferred Shares), the identity of the candidate Transferee, the purchase price and all material terms regarding the purchase price (e.g. taxes) ("Transfer Price") and shall invite the other shareholders to exercise, if they so wish, their first refusal rights.

17.3.2    If, upon the expiry of thirty (30) days from the date of receipt of the Statement of Transfer, the other shareholders have not accepted in writing to purchase the Transferred Shares on the terms stated in the Statement of Transfer, then the Transferor may within 30 days, transfer the Transferred Shares to the candidate Transferee upon the same or more favorable to the Transferor, terms and conditions and at the Transfer Price or at a higher price. It is agreed that the Transferor is not obliged to transfer his shares to the other shareholders if the latter do not intend to acquire the total number of the Transferred Shares.

17.3.3    Insofar as more than one of the other shareholders exercises their first refusal rights prescribed above, these shareholders shall acquire the Transferred Shares, pro-rata to their shareholding of Common Shares in the Company. The transfer of the Transferred Shares to the other shareholders and the depositing of the Transfer Price must take place within ten (10) days from the date of receipt of the last notification from the other shareholders of their intention to exercise their first refusal rights.

17.4   Obligations of New Shareholders

17.4.1    The Shareholders will be entitled to transfer all the Common Shares they hold in the Company to a new holding company (“NewCo”) they will establish, in which case (i) paragraph 17.3 will not apply, (ii) all obligations, representations and warranties of the Shareholders set forth in this Agreement and the Schedules thereof shall apply jointly and severally to both the Shareholders and NewCo; and (iii) NewCo shall enjoy the rights and bear the obligations of the Shareholders, pursuant to this Agreement, the Schedules thereof, the Share Pledge Agreements and Escrow Agreements, as if NewCo were an original contracting party hereto. The Shareholders shall procure that NewCo will execute in favor of the Investor such an amending pledge agreement in form and substance similar to Share Pledge Agreement I.

17.4.2    In the event of capital increase of the Company, through which a new shareholder acquires shares, and in each case of a transfer of shares to a third party who is not a shareholder of the Company, the existing shareholders (in the event of increase) and the transferring shareholder (in the event of transfer) undertake the obligation to ensure the unconditional and written adherence to this Agreement by the party acquiring the shares of the Company. The adherence document shall obligatorily be submitted to the Company during the registration of the new shareholder in the shareholders’ registry.

17.5   Tag along right

17.5.1    Subject to the provisions of Sections 17.2.1 and 17.3 above, in the event that the Investor wishes to sell any of its Common Shares in the Company to a third party (Prospective Transferee), then the Investor shall cause the Prospective Transferee to execute and deliver to the Shareholders (the “Tag Along Shareholders”) an offer (the “Tag–along Offer”) by registered post, registered email or courier  (the "Tag Along Notice") specifying in reasonable detail the identity of the Prospective Transferee, the number of the Investor’s Common Shares to be transferred, the price, the proposed date of Transfer and the other terms and conditions of the Transfer.

17.5.2   Election to Participate A Tag Along Shareholder may elect to participate in the contemplated Transfer by delivering written notice by fax and courier (the "Election Notice") to the Investor within 20 days after delivery of the Tag Along Notice in accordance with Subsection 17.5.1 in which event such Shareholder shall be entitled, in accordance with the following provisions of this Section 17, to transfer the same proportion of its Common Shares as is equal, as near as possible, to the proportion which the Investor’s Common Shares which are the subject of the Tag Along Notice bears to the total Investor’s Common Shares at that time. A Tag Along Shareholder that has delivered an Election Notice may withdraw such Election Notice by delivery of written notice to the Investor by fax and courier no later than 3 Business Days prior to the proposed date of Transfer if there is any material change in the terms and conditions of the Transfer set out in the Tag Along Notice or notified to it pursuant to Subsection 17.5.1.

17.5.3   Consideration Any Transfer pursuant to this Section 17.5 shall be on the same terms and conditions as those terms and conditions applicable to the Investor.

17.5.4   Prospective Transferees. The Investor shall not Transfer all or any part of its Common Shares to any Prospective Transferee pursuant to this Section 17.5 unless:

(i)    Simultaneously with the Transfer, such Prospective Transferee purchases from the Tag Along Shareholders which have delivered an Election Notice in accordance with Subsection 17.5.2 which has not been withdrawn, all of the Common Shares which those Tag Along Shareholders are entitled to sell to the Prospective Transferee pursuant to this Section 17.5 on the same terms and conditions; or

(ii)    If such Prospective Transferee declines to allow the participation of such Tag Along Shareholders, simultaneously with such Transfer, the Investor purchases (on the same terms and conditions, subject to Subsection 17.5.5, on which its own Common Shares are being sold to such Prospective Transferee) the equivalent number of Common Shares from such Tag Along Shareholders which those Tag Along Shareholders would have been entitled to sell pursuant to this Section 17.5.

17.5.5   Indemnities and Representations. In respect of any Transfer of Common Shares pursuant to this Section 17.5, the Tag Along Shareholders shall not be required to give any representations, indemnities or similar assurances, other than with respect to title to, and ownership of, their respective Common Shares (on terms consistent with those provided by the Investor in respect of its Common Shares).

17.6   Drag Along Right

Subject to the provisions of Sections 17.2.1 and 17.3 above the Investor will have the right to drag along the Shareholders from the third anniversary from Closing and onwards.

17.6.1   Delivery of Drag Along Notice At least 60 days prior to the date of any Transfer of all but not less than all of the Investor’s Common Shares by the Investor to a third party purchaser the Investor may deliver a written notice by fax and courier (the "Drag Along Notice") to the Shareholders (in this Section the "Drag Along Shareholders"), specifying in reasonable detail the identity of the Prospective Transferee, the price, the proposed date of Transfer and the other terms and conditions of the Transfer.

17.6.2   Requirement to Participate. Upon receipt of the Drag Along Notice, the Drag Along Shareholders shall subject to the provisions of Subsection 17.6.3 as to the consideration, be obliged to participate in the contemplated Transfer by selling all of their respective Common Shares in accordance with the following provisions of this Section 17.6.

17.6.2   Consideration. Any Transfer pursuant to this Subsection 17.6 shall be on the same terms and conditions as those terms and conditions applicable to the Investor provided however that the Drag Along Shareholders will not be obliged to participate in the contemplated Transfer if the price agreed to be received by them for their Common Shares is less than the higher of the following:

(i)   the amount which arises from the product of the number “8” (eight) multiplied by the consolidated and combined EBITDA of the Companies, for the year prior to the exercise by the Investor of its Drag Along Right, and further multiplied by the percentage which the Drag Along Shareholders hold in the Share Capital of the Company with respect to Common Shares, or

(ii)   the amount which arises from the product of the number “1.5” (one point five) multiplied by the consolidated and combined revenues of the Companies, for the year prior to the exercise by the Investor of its Drag Along Right, and further multiplied by the percentage which the Drag Along Shareholders hold in the Share Capital of the Company with respect to Common Shares.

17.6.3   Time of Transfer. The Drag Along Shareholders shall Transfer all of their respective Common Shares to the Prospective Transferee on the same terms and conditions on which the Investor’s Common Shares are being sold to the Prospective Transferee and simultaneously with the Transfer of all of the Investor’s Common Shares to such Prospective Transferee.

17.6.4   Indemnities and Representations. In respect of any Transfer of Common Shares pursuant to this Section 17.6, the Drag Along Shareholders shall not be required to give any representations, indemnities or similar assurances, other than with respect to title to, and ownership of, their respective Common Shares (on terms consistent with those provided by the Investor in respect of its Common Shares).

17.7   Exit

17.7.1    Common goal of the contracting parties is either

(i)    The listing of the Company’s Common Shares on a Major Stock Exchange; or

(ii)    A share swap of the Shareholders’ Common Shares in the Company into VelaTel’s Series A Common Stock followed by the listing of VelaTel’s Series A common shares on a Major Stock Exchange. Such exchange of the Shareholders’ Common Shares in the Company with VelaTel’s Series A Common Stock shall be based on the following valuation with respect to the Company and VelaTel:

(a)    The Shareholders Common Shares will be valued at the higher of the following:

•
The amount which arises from the product of the number “8” (eight) multiplied by the consolidated and combined EBITDA of the Companies, for the year prior to the roll up and further multiplied by the percentage which the Shareholders hold in the Share Capital of the Company with respect to Common Shares, or

•
The amount which arises from the product of the number “1.5” (one point five) multiplied by the consolidated and combined revenues of the Companies, for the year prior to the roll up, and further multiplied by the percentage which the Shareholders hold in the Share Capital of the Company with respect to Common Shares.

(b)    Each share of VelaTel’s Series A Common Stock will be valued as following:

•
The amount which equals to the volume-weighted average of the closing price of shares being traded on any Major Exchange upon which VelaTel’s Series A Common Stock is listed from time to time, for the ten-day trading period immediately preceding the date of the roll up as detailed in Subsection 17.7.1 (ii) above.

VelaTel shall procure that the Shareholders will be entitled to demand and piggyback registration rights, with respect to VelaTel’s Series A Common Stock that the Shareholders will own on terms at least equal to those granted Isaac Organization, provided that the Shareholders’ right to exercise their piggyback registration rights shall be contingent upon Isaac Organization also exercising its piggyback registration rights.

17.7.2    If Investor has not provided 7LCPEELP an exit based on either 17.7.1 (i) or (ii) above by December 31, 2016, then 7LCPEELP will have the right to drag along the Investor pursuant to the provisions of this Subsection 17.7.2.  If Investor has provided 7LCPEELP an exit based on either (i) or (ii) above by December 31, 2016 but 7LCPEELP declines to exercise its option to exit, then 7LCPEELP’s drag along rights shall expire.

(i)   Delivery of Drag Along Notice At least 60 days prior to the date of any Transfer of all but not less than all of the Shareholders’ Common Shares by the Shareholders to a third party purchaser, 7LCPEELP may deliver a written notice by fax and/or courier (the "Drag Along Notice") to the Investor specifying in reasonable detail the identity of the Prospective Transferee, the price, the proposed date of Transfer and the other terms and conditions of the Transfer.

(ii)   Requirement to Participate. Upon receipt of the Drag Along Notice, the Investor shall be obliged to participate in the contemplated Transfer by selling all of its respective Common Shares in accordance with the following provisions of this Section 17.7.

(iii)   Consideration. Any Transfer pursuant to this Section 17.7 shall be on the same terms and conditions as those terms and conditions applicable to the Shareholders provided however that the Investor will not be obliged to participate in the contemplated Transfer if the price agreed to be received by it for its Common Shares is less than the higher of the following:

•
the amount which arises from the product of the number ”6” (six) multiplied by the consolidated and combined EBITDA of the Companies, for the year prior to the exercise by 7LCPEELP of its Drag Along Right, and further multiplied by the percentage which the Investor holds in the Share Capital of the Company with respect to Common Shares, or

•
the amount which arises from the product of the number “1.2” (one point 2) multiplied by the consolidated and combined revenues of the Companies, for the year prior to the exercise by 7LCPEELP of its Drag Along Right, and further multiplied by the percentage which the Investor holds in the Share Capital of the Company with respect to Common Shares.

(iv)   Time of Transfer. The Investor shall transfer all of its respective Common Shares to the Prospective Transferee on the same terms and conditions on which the Shareholders’ Common Shares are being sold to the transferee and simultaneously with the transfer of all of the Shareholders’ Common Shares to such Prospective Transferee.

(v)   Indemnities and Representations. In respect of any Transfer of Common Shares pursuant to this Section 17.7, the Investor shall be obligated to join on a several and pro rata basis (based on the gross proceeds to be received) in any indemnification that 7LCPEELP agrees to provide or other obligations to which 7LCPEELP is subject in connection with such Transfer (other than any obligations which relate specifically to warranties given by 7LCPEELP regarding its title to, and ownership of, the 7LCPEELP’s Common Shares), provided that 7LCPEELP shall have first consulted with the Investor as to the terms of such indemnification or other obligations and the Investor has provided its prior written consent (not to be unreasonably withheld or delayed) to joining on a pro rata basis in any such indemnification or other obligations and, provided further, that the Investor shall be entitled on a pro rata basis to the benefit of any exceptions.

17.8   Effect of FATCA

If the effect of any consideration payable under Sections 17.6.2 or 17.7.1 would subject the Shareholders to withholding tax under FATCA, Shareholders shall have the right to elect payment of the consideration in the form of cash based on the same formula as set forth in the respective Sections (i.e.17.6.2 and 17.7.1) for determining the price to be received by the Shareholders for their Common Shares.

18.   7LCPEELP'S RIGHT TO INFORMATION

18.1    The Investor, as carrying out the Company’s management post-Closing, undertakes the obligation, for so long as 7LCPEELP owns shares of the Company, to cause the Company to deliver to 7LCPEELP the following documents, concerning the Companies:

(a)   monthly management accounts (including income statement and cash flow) and report on the progress of the Investment comparing actual monthly results and progress with the respective results as per business plan or the quarterly budget as approved by the Board of Directors, provided such accounts and reports shall be no more detailed than the Company has generated up to Closing or 7LCPEELP shall incur the full cost of preparing such reports based upon raw data to which they are entitled as a Shareholder,

(b)   quarterly and annual year-to-date unaudited financial statements (including balance sheet, income statement and cash flow),

(c)   the annual audited financial statements approved by the competent bodies,

(d)   the budget for the upcoming fiscal year and succeeding two years drawn up by the Investor, being the management of the Company, describing in detail, at a minimum, assumptions with respect to (a) revenues (b) customers (c) operating costs and (d) capital expenditures,

(e)   the quarterly budget for the upcoming 3 months drawn up by the Investor, being the management of the Company, describing in detail, at a minimum, assumptions with respect to (a) revenues (b) customers (c) operating costs and (d) capital expenditures, provided such budgets shall be no more detailed than the Company has generated up to Closing, or 7LCPEELP shall incur the full cost of preparing such reports based upon raw data to which they are entitled as a Shareholder,

(f)   a management letter in a form reasonably acceptable to 7LCPEELP discussing new developments, significant variances from the business plan in force and

(g)   such other financial or operating information as may be reasonably required by 7LCPEELP from time to time.

18.2    The above documents shall be submitted as follows:

(a)   the monthly management accounts and reports within fifteen (15) calendar days after the end of the respective month,

(b)   the quarterly and annual year-to-date unaudited financial statements, within forty-five (45) calendar days from the end of the respective period,

(c)   the annual audited financial statements within sixty (60) calendar days following each fiscal year, unless the period is extended by a unanimous vote of the Board of Directors of the Company,

(d)   the annual budget, at least 45 days prior to the beginning of each fiscal year,

(e)   the quarterly budget, at  least 20 days prior to the beginning of each quarter and

(f)   the management letter at intervals to be advised by 7LCPEELP.

19.   TERMINATION

This Agreement may be terminated and the Transaction abandoned at any time prior to the Closing:

(a)   by mutual written consent of the Investor and 7LCPEELP;

(b)   by any Party if:

i.   the Closing does not occur on or before January 31, 2012, provided that the right to terminate this Agreement under this Section (ii) (A) shall not be available to any Party whose breach of a representation, warranty, covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date; or

ii.   a Governmental Authority shall have issued an Order or taken any other action, in any case having the effect of restraining, enjoining or otherwise prohibiting the Transaction, which Order or other action is final and non-appealable;

(c)   by Investor if:

i.   any condition to the obligations of Investor hereunder becomes incapable of fulfillment, other than as a result of a breach by Investor of any covenant or agreement contained in this Agreement and such condition is not waived by Investor; or

ii.   there has been a breach by the Shareholders of any representation, warranty, covenant or agreement contained in this Agreement or Schedules, or if any representation or warranty of the Shareholders shall have become untrue, in either case such that the conditions set forth in Section 2 of this Agreement would not be satisfied.

(d)   by 7LCPEE / Shareholders if:

i.   any condition to the obligations of 7LCPEE / Shareholders hereunder becomes incapable of fulfillment, other than as a result of a breach by 7LCPEE / Shareholders of any covenant or agreement contained in this Agreement and such condition is not waived by7LCPEE / Shareholders; or

ii.   there has been a breach by the Investor of any representation, warranty, covenant or agreement contained in this Agreement or Schedules, or if any representation or warranty of the Investor shall have become untrue, in either case such that the conditions set forth in Section 2 of this Agreement would not be satisfied.
Effect of Termination.  In the event of termination of this Agreement, written notice of the termination shall immediately be given to the other Parties, this Agreement shall immediately become null and void and there shall be no liability or obligation on any of the Parties; provided that the provisions of except that the provisions of this Section 19 and Sections 22 (Expenses), 20.1 (Notices), 24 (Governing Law) and 25(Jurisdiction) shall remain in full force and effect and survive any termination of this Agreement. Termination of this Agreement does not affect a Party's accrued rights and obligations under this Agreement as at the date of termination.

20.   NOTICES

Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (i) on the date established by the sender as having been delivered personally; (ii) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (iii) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next Business Day; or (iv) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications, to be valid, must be addressed as follows:

If to Investor, to:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
San Diego, California 92130 USA
Attn: Kenneth L. Waggoner, Esq.
Tel.:  +1 760 230 8986
Fax:  +1 760 359 7042
Email: kwaggoner@velatel.com

If to 7LCPEELP, to:

7L Equity Partners (Emerging Europe) Limited
Carinthia House
9-12 The Grange
St Peter Port
Guernsey, GY1 4BF
Great Britain
Attn. Mr. Jacques Vermeulen
Tel.:  +44 1481 743 758
Fax:  +44 1481 734 301
Email: jacques.vermeulen@augentius.com

If to the Shareholders 1, 2 and 3, to:

IRIS Management Services Ltd
Agapinoros 2, Iris Tower 13
7th Floor, Flat/Office 702
P.C. 1076, Nicosia, Cyprus
Facsimile: +357-22-717-745
Attention: Stella Constantinou

or to such other address or to the attention of such Person or Persons as the recipient Party has specified by prior written notice to the sending Party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain).  If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

21.   AMENDMENTS AND WAIVERS

(a)   Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)   No failure or delay by any Party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)   To the maximum extent permitted by Law: (i) no waiver that may be given by a Party shall be applicable except in the specific instance for which it was given; and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such Party or the right of the Party giving such notice or demand to take further action without notice or demand.

22.   EXPENSES

Each Party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated by this Agreement, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the Transaction is consummated.

23.   ASSIGNMENT

No party shall be entitled to assign or transfer all or any of its rights, benefits or obligations under this Agreement without the prior written consent of all the other parties to this Agreement. This Agreement may not be assigned by either Party hereto without the prior written consent of the other Parties.

24.   GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Republic of Cyprus.

25.   JURISDICTION

All disputes arising in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, shall be finally settled by arbitration. The arbitration shall be held in Cyprus and conducted in the English language in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules as at present in force. There shall be 3 arbitrators, one to be appointed by the claimant and/or claimants and one to be appointed by the respondent and/or respondents and the third to be appointed by the common agreement of the two arbitrators selected by the parties. In the event of a failure to agree on the appointment of arbitrators, the appointing authority shall be the London Court of International Arbitration. If the parties so agree, there shall be a sole arbitrator appointed by the London Court of International Arbitration Upon the award rendered an application may be made to the competent court for a judicial acceptance of the award and an order for enforcement.

26.   COUNTERPARTS

This Agreement may be executed in counterparts, and either Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument.  This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto.  The Parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.

27.   THIRD PARTY BENEFICIARIES

A person who is not a party to this Agreement has no rights to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available.

28.   ENTIRE AGREEMENT

This Agreement, the Schedules and the documents, instruments and other agreements specifically referred to in this Agreement or delivered pursuant to this Agreement set forth the entire understanding of the Parties hereto with respect to the Transaction.  All Schedules referred to in this Agreement are intended to be and hereby are specifically made a part of this Agreement.  Any and all previous agreements and understandings between or among the Parties regarding the subject matter of this Agreement, whether written or oral, are superseded by this Agreement.

29.   CAPTIONS

All captions contained in this Agreement and on the Schedules are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement and of the Schedules.

30.   SEVERABILITY

Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

31.   SPECIFIC PERFORMANCE

Investor and the Shareholders each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each Party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

32.   INTERPRETATION

(a)   The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires.  Where a word or phrase is defined in this Agreement, each of its other grammatical forms shall have a corresponding meaning.

(b)   The terms "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c)   When a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

(d)   The word "include", "includes", and "including" when used in this Agreement shall be deemed to be followed by the words "without limitation", unless otherwise specified.

(e)   The phrase “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication thereof.

(f)   In the computation of periods of time from a specified date to a later specified date , unless otherwise expressly stated, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

(g)   A reference to any Party to this Agreement or any other agreement or document shall include such Party's predecessors, successors and permitted assigns.

(h)   Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.
(i)   The Parties have participated jointly in the negotiation and drafting of this Agreement.  Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

7LCPEELP 7L CAPITAL PARTNERS EMERGING EUROPE LIMITED			INVESTOR VELATEL GLOBAL COMMUNICATIONS, INC.

By:	/s/ Salvator I. Levis	By:	/s/ George Alvarez
Salvator I. Levis, Authorized Signatory for 7L Capital Partners Emerging Europe L.P.		George Alvarez, its Chief Executive Officer

Company HERLONG INVESTMENTS LIMITED

By:	/s/ Aristides C. Fronistas
Aristides C. Fronistas Authorized Signatory for 7L Capital Partners Emerging Europe L.P.

KARLO VLAH		DURDA VLAH

By:	/s/ Salvator I. Levis	By:	/s/ Salvator I. Levis
Salvator I. Levis, as attorney in fact per POA		Salvator I. Levis, as attorney in fact per POA

JOSIP VLAH

By:	/s/ Salvator I. Levis
Salvator I. Levis, as attorney in fact per POA

7LCP'S AND THE SHAREHOLDERS WARRANTIES

1.	Disclosure Schedule

The information disclosed in the Disclosure Schedule is in all material respects true, correct and complete, and such information fairly and accurately presents the legal and financial situation of the Company, Novi-net d.o.o. and Montenegro Connect d.o.o.  All material facts about, or circumstances relating to, the assets, business or financial condition of the Companies have been fairly and accurately disclosed in the Disclosure Schedule.

2.	Organisation, Operations and Status

(a)
Each of the Companies is a company duly organised, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and operation, and is not in breach of any legal, statutory or administrative requirements or commercial arrangements applicable to it.  No steps have been taken which may make any of the foregoing untrue.

(b)
Each of the Companies has all necessary power, authority, consents, licenses and permits required to own, operate or lease the properties and assets now owned, operated or leased by it as well as to provide all the services provided by it.

(c)
True and complete copies of the memorandum of association, by-laws or other organisational documents of the Companies have been disclosed to the Investor in the Disclosure Schedule and such copies shall be true, complete, accurate and up-to-date on the date of this Agreement and on the Closing Date.  No action has been taken to introduce any amendments to any Company's memorandum of association, by-laws or other organisational documents and, except as contemplated by this Agreement, no proceedings are pending for any change to the details contained in respect of the Companies at the relevant Commercial Registries or with any other Governmental Authority.

(d)	All resolutions, financial statements and other documents that each of the Companies is required by law to file with any Governmental Authority have been duly filed.

(e)	No resolution on the liquidation of any of the Companies has been adopted or is pending and no court has issued any decision on dissolution of any of the Companies.

(f)
None of the Companies has been declared bankrupt, composition proceedings with creditors have not been opened in relation to any of the Companies, and no circumstances have arisen for declaration of bankruptcy or opening of composition proceedings in respect of any of the Companies.

3.	Authority, Enforceability and No Conflict

(a)
The Shareholders have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and no further authorisations are required under applicable law, any of the Companies’ organisational documentation or otherwise.

(b)
This Agreement has been duly and validly executed and delivered by the Shareholders and constitutes a valid and binding obligation of the Shareholders, enforceable against the Shareholders in accordance with its terms.

Schedule 1 - 1

(c)
The execution and delivery of this Agreement by the Shareholders, the performance by the Shareholders of their obligations hereunder and the consummation by the Shareholders of the transactions contemplated hereby will not (i) violate, conflict with or result in any breach of any provision of the organisational documents of 7LCPEELP or the Companies or any agreement or judicial requirement; (ii) result in the creation of any Encumbrance over the business or assets of any of the Companies; or (iii) result in the suspension, revocation, forfeiture or non-renewal of any permit.

4.	Consents Except as contemplated by this Agreement, no consent is necessary for the consummation by the Shareholders of the transactions under this Agreement.

5.	Details of Companies

(a)	As at the date hereof the issued share capital of the Company amounts to Euro 3,900 divided into 3,900 Common Shares at a nominal value (par value) of Euro 1 each, as per the following chart :

(b)	As at the date hereof the issued share capital of Novi-Net d.o.o amounts 10,158.000.00 HRK divided into 1 part of 100% at a nominal value (par value) of HRK 10,158,000.00 each.

(c)	As at the date hereof the issued share capital of Montenegro Connect d.o.o amounts Euro 637,001.00 divided into 1 part of 100% at a nominal value (par value) of Euro 637,001.00 each.

(d)	The Company has no subsidiaries other than Novi-net d.o.o and Montenegro Connect d.o.o and neither of them has any subsidiary.

6.	Title and Assets

(a)
From the date hereof until Closing Date when Investor shall become a shareholder of the Company, the Company shall not proceed to any capitalisation of its reserve funds nor shall it take any action in order to increase or decrease in any way its authorised or issued share capital, except as required by Law.

(b)
No shares of the Company have been issued, pledged or otherwise encumbered, and no transfer of shares has occurred, in any manner, except in accordance with Law and the Company’s constituent documents. All issued shares were validly issued, are fully paid and non assessable and have been issued in accordance with all applicable legislation. All shares of the Company are legally and beneficially owned directly by the Shareholders.

(c)
The Novi-net doo shares constitute 100% of the issued shares in the share capital of Novi-net doo.  All of the Novi-net doo Shares are duly authorised, validly issued and fully paid and all of the Novi-net doo Shares are legally and beneficially owned directly by the Company, free and clear of any Encumbrances or rights of third parties of any kind.  There is no requirement to make any additional payment in respect of the Novi-net doo Shares.

(d)
The Montenegro Connect doo shares constitute 100% of the issued shares in the share capital of Montenegro Connect doo.  All of the Montenegro Connect doo Shares are duly authorised, validly issued and fully paid and all of the Montenegro Connect doo Shares are legally and beneficially owned directly by the Company, free and clear of any Encumbrances or rights of third parties of any kind.  There is no requirement to make any additional payment in respect of the Montenegro Connect doo Shares.

Schedule 1 - 2

(e)
Each of the Companies owns, leases or has other contractual rights to use all tangible personal property necessary for the conduct of the business as now conducted and as currently proposed to be conducted by it, free and clear of all Encumbrances.

7.
Options and Warrants

Save as disclosed in the Disclosure Schedule there are no authorised or outstanding subscriptions, options, conversion rights, warrants or other agreements, securities or commitments of any nature whatsoever (whether oral or written and whether current or conditional) obligating the Companies to issue, deliver or sell, or cause to be issued, delivered or sold, any authorised or issued shares in the capital, or any securities convertible into or exchangeable for shares in the capital, of any the Companies or obligating any person to grant, extend or enter into any such agreement or commitment.

8.	Financial Statements

(a)
The Financial Statements have been prepared in all material respects in accordance with applicable accounting regulations and requirements and present fairly the financial position and results of operations of the Companies as at such dates and for the periods for which they were prepared.

(b)	Since the date of the Financial Statements, no dividend or other distribution of profits has been declared, made or paid by or in relation to any of the Companies.

(c)
None of the Companies has any indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent, off-balance-sheet or otherwise, and whether due or to become due) that would have been required by applicable accounting regulations and requirements to be reflected or reserved against on the balance sheet and were not fully reflected or reserved against in the Financial Statements of the Companies.

(d)
Since the date of the Financial Statements, there has been no event that would be reasonably likely to adversely affect the accuracy of the information presented in the Financial Statements, or to impair any of the Companies ability to continue operating on the same basis as it has during the period covered by the Financial Statements.

(e)
None of the Companies has any off-balance-sheet liabilities.  In particular, none of the Companies (i) has granted any guarantees, issued any bills of exchange or created any Encumbrances over any of its assets or (ii) is liable for any debts of any third parties

9.
Absence of Undisclosed Liabilities

Except for matters relating to the transactions contemplated by this Agreement, or provided for or reserved against in the Financial Statements, there are no liabilities or financial obligations of any of the Companies in the aggregate (including any and all contingent liabilities) that are required to be reflected on a balance sheet prepared in accordance with applicable accounting regulations and requirements.

10.	Employee Matters

(a)
There are no pending claims (including claims for workplace injury) by any past or current employees of any of the Companies against such Company, and, to the best knowledge of the Shareholders, no circumstances have occurred that give rise to any claims by any employee of any of the Companies against such Company.

Schedule 1 - 3

(b)
Except as disclosed in the Key Employee Schedule, there are no (i) directors, employees, contractors and consultants in any of the Companies (including title and position) as of the Closing Date, (ii) the base compensation and benefits of each such director, employee, contractor and consultant whose base compensation and target bonus on an annual basis exceeds 70,000 Euro, and (iii)  former directors, employees, contractors and consultants in any of the Companies who are receiving benefits or scheduled to receive benefits in the future, and the nature and amount of such benefit.

(c)
All employment contracts in force in Novi-net d.o.o. and Montenegro Connect d.o.o. as per applicable employment legislation in Croatia and Montenegro may not be terminated by such Company without cause and without any severance or other liability to such Company.

(d)
Except as disclosed in the Key Employee Schedule, all directors, contractors and consultants of each of the Companies may be terminated by such Company at any time with or without cause and without any severance or other liability to such Company. The individuals listed in the Disclosure Schedule as independent contractors (as distinguished from employees) have been properly characterized as such using the applicable rules and regulations of the Taxing Authority of any applicable Governmental Entity.

(e)
Each of the Companies has paid or properly accrued in the ordinary course of business all wages and compensation due to all current and past employees, including all vacations or vacation pay, holidays or holiday pay, sick days or sick pay, and bonuses, severance payments, profit sharing, withholdings and/or payment of taxes, final payment and indemnification for dismissal, and penalties and compensation for termination of contract, and interest, as applicable.  Each of the Companies has filed and/or posted all reports, information and notices required under any law respecting the hiring, hours, wages, occupational safety and health, employment, promotion, termination or benefits of any employee.

11.	Fees and Commissions

(a)	Neither the Shareholders, nor any of their Affiliates, directors, officers, partners, employees or agents have employed any investment banker, broker or finder in connection with the Transaction.

(b)
Except for payments, if any, to be made by the Shareholders at their own expense, neither the execution and delivery of this Agreement by the Shareholders, the performance by the Shareholders of their obligations hereunder nor the consummation by the Shareholders of the transactions contemplated hereby will result in any payment being made by any of the Companies to any directors, officers, partners, employees, agents or other persons.

(c)
Any third party consulting and advising fees incurred by the Shareholders in connection with this Agreement and the transactions contemplated herein are the sole obligation of the Shareholders, and none of the Companies shall be held responsible for any such fees.

12.	Contracts

(a)	The Disclosure Schedule contains details of all agreements to which each of the Companies is a party or by which it is bound, except:

(i)	agreements requiring payment or provision of services of less than Euro 25,000 in the case of any individual agreement or Euro 50,000 in aggregate; and

(ii)	any agreement that is terminable by any of the Companies upon 30 days notice or less without the payment of any material penalty or material termination fee.

Schedule 1 - 4

(b)
Save as disclosed in the Disclosure Schedule there are no contracts or other agreements to which any of the Companies is a party which are for a value in excess of Euro 50,000 and which cannot be cancelled or terminated by such Company within a notice period of three months.

(c)	None of the Companies have entered into any contracts or agreements that are not on an arm's length basis.

(d)
Save as disclosed in the Disclosure Schedule and any employment contract disclosed in the Schedule of Key Employees, none of the Companies have entered into any contract or agreement with any related party.

(e)
The Company has no indebtedness, obligations or liabilities of any kind whatsoever (whether accrued, absolute, contingent, off-balance-sheet or otherwise, and whether due or to become due) and the only asset of the Company is its 100% shareholding in each of Novi-net d.o.o. and Montenegro Connect d.o.o.

13.	Taxes

(a)
Each of the Companies has filed on a timely basis all returns and reports in respect of Taxes for which it may be liable.  All Taxes incurred by any of the Companies that were due and payable have been paid.  There are no pending or, to the best knowledge of the Shareholders after due inquiry, threatened, audits or investigations relating to Taxes for which any of the Companies may become liable.  No deficiencies for any Taxes have been assessed against any of the Companies, other than deficiencies, if any, that are reflected in the Financial Statements of such Company.

(b)
All Taxes that any of the Companies has been required by law to withhold or collect have been duly withheld or collected and have been timely paid to the proper Governmental Authorities or properly held by such Company for such payment.

14.
Litigation

There are no lawsuits, arbitrations, claims, proceedings or investigations pending or, to the best knowledge of the Shareholders, threatened by or against any of the Companies or administrative proceedings to which any of the Companies is a party, that could reasonably be expected to result in a claim or judgment against any of the Companies in excess of Euro 25,000 or that would prevent the consummation of any transaction contemplated by this Agreement.

15.
Environmental Matters

The Companies and their businesses, operations, assets, equipment, property, leaseholds and other facilities are, in all material respects, in compliance with the provisions of EBRD's "Environmental Procedures for Private Equity Funds".

16.
Intellectual Property

Each of the Companies owns or has the right to use all intellectual property rights used by it in the course of its business and, to the best knowledge of the Shareholders, there is no infringement by any of the Companies of any third-party intellectual property rights.

Schedule 1 - 5

17.	Competition None of the Companies is a party to any agreements with any third party regarding competition, price fixing or division of markets.

18.
Real Property

The Companies do not own, possess ownership title to, nor hold any rights of perpetual usufruct to any real estate located in Cyprus, Croatia, Montenegro or elsewhere.  All of the real property leased by the Companies (“Leased Real Property”) is identified on the Disclosure Schedule.  Each of the leases for the Leased Real Property identified the Disclosure Schedule is in full force and effect and has not been modified, amended, or altered, in writing or otherwise.  Except as set forth in the Disclosure Schedule, neither the Company nor any other party to any lease to which the Company is also party is in default under any of said leases, nor has any event occurred which, with the giving of notice or the passage of time, or both, would give rise to a default.

19.	Commercial Policy None of the Companies has and nor, to the Shareholders’ best knowledge, have any of their respective officers, directors, authorised employees, agents or representatives:

(a)
paid, offered, promised to pay or offered to pay, or authorized the payment of, any commission, gift, loan, bribe, pay-off or kickback related to any activities of the Companies that violates any applicable law, or entered into any agreement pursuant to which any such commission, gift, loan, bribe, pay-off or kickback may or will at any time be paid;

(b)
offered or given any thing of value to an Official (or any other person, while knowing or having reason to know that all or a portion of such thing of value will be offered, promised or given, directly or indirectly, to an Official) for the purpose of influencing any action, omission or decision by the recipient in order to either obtain or retain a business or other advantage for the Companies in the conduct of their business or to direct business to another person; or

(c)
threatened injury to person, property or reputation in connection with the activities of the Companies in order to influence the decision, action or inaction of any Official or to obtain or retain business or other advantages in the conduct of business.

20.
Authorizations

To the best of the Shareholders knowledge each of the Companies owns, holds or lawfully uses in the operation of their respective businesses all necessary licences, concessions, consents, registrations, permits and authorities (public and private) (“Authorizations”) which are necessary for the conduct of its business as currently conducted or as proposed to be conducted, the lack of which could reasonably be expected to have a Material Adverse Effect.  Such Authorizations are valid and in full force and effect, free and clear of all Liens, and none of such Authorizations will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement.  To the best knowledge of the Shareholders, no event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of or the revocation, withdrawal, termination, cancellation, suspension or modification of any Authorization.  The Shareholders know of no reason why any Authorization should be suspended, cancelled or revoked or should not be renewed or reissued upon or prior to its expiry.

Schedule 1 - 6

21.
Bank Accounts

The Disclosure Schedule includes a list containing the name and address of each bank, safe deposit company or other financial institution in which the Company has an account, lock box or safe deposit box, the account number or other identifying information, and names of all persons authorized to draw thereon or have access thereto.

22.
Foreign Corrupt Practices Act

To Shareholders’ best knowledge, none of the Companies, nor any of their respective directors, officers or employees have made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to: (i) any foreign official (as such term is defined in the US Foreign Corrupt Practices Act (“FCPA”) for the purpose of influencing any official act or decision of such official or inducing him or her to use his or her influence to affect any act or decision of a governmental authority; or (ii) any foreign political party or official thereof or candidate for foreign political office for the purpose of influencing any official act or decision of such party, official or candidate or inducing such party, official or candidate to use his, her or its influence to affect any act or decision of a foreign Governmental Entity, in the case of both (i) and (ii) above, in order to assist any of the Companies or their respective affiliates to obtain or retain business for, or direct business to, such Company.  To Shareholders’ best knowledge none of the Companies, nor any of their respective directors, officers or employees has made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation.

23.
Compliance with Office of Foreign Assets Control

To Shareholders’ best knowledge, none of the Companies, nor any of their respective directors, officers or employees are an OFAC Sanctioned Person (as defined below).  The Companies and their respective directors, officers or employees are in compliance with, and have not previously violated, the US Patriot Act of 2001, as amended through the date of Closing, to the extent applicable to the Companies, and all other applicable anti-money laundering Laws.

For the purposes of Section 23 of this Schedule:

(a)
“OFAC Sanctions” means any sanctions program administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”).  For ease of reference, and not by way of limitation, OFAC Sanctions programs are described on OFAC's website atwww.treas.gov/ofac;

(b)
“OFAC Sanctioned Person” means any government, country, corporation or other entity, group or individual with whom or which the OFAC Sanctions prohibit a US Person from engaging in transactions and includes, without limitation, any individual or corporation or other entity that appears on the current OFAC list of Specially Designated Nationals and Blocked Persons (“SDN List”).  For ease of reference, and not by way of limitation, OFAC Sanctioned Persons other than governments and countries can be found on the SDN List on OFAC's website at www.treas.gov/offices/enforcement/ofac/sdn; and

(c)
“US Person” means any US citizen, permanent resident alien, entity organized under the laws of the US (including foreign branches), or any person (individual or entity) in the US and, with respect to the Cuban Assets Control Regulations, also includes any corporation or other entity that is owned or controlled by one of the foregoing, without regard to where it is organized or doing business.

Schedule 1 - 7

Folder	Subfolder	No.	File -name (croatian/english)	Date	Contractual parties	Contractual parties
01-Vendors' Capacity and Title and Ownership to the Stake		1	Decision input capital reserves 06.09.2011.	6/9/2011	Herlong Investments Limited	
		1	Drustveni ugovor Articles of association	1/6/2011		
		1	Drustveni ugovor Articles of association	30/12/2010		
		1	Drustveni ugovor Articles of association	20/10/2010		
		1	Izjava o preuzimanju povećanog postojećeg poslovnog udjela i popis preuzimatelja Statement of overtaking of increased share of existing business and the list of acquirers	1/6/2011		
		1	Izjava o preuzimanju povećanog postojećeg poslovnog udjela i popis preuzimatelja Statement of overtaking of increased share of existing business and the list of acquirers	30/12/2010		
		1	Odluka o poslovnoj jedinici Čakovec Decision of establishing on the branch Čakovec	31/10/2010		
		1	Odluka o povećanju tem kapitala i izmjeni drustvenog ugovora Decision on increasing founding capital and change the articles of association	1/6/2011		
		1	Odluka o povećanju tem kapitala i izmjeni drustvenog ugovora Decision on increasing founding capital and change the articles of association	30/12/2010		
		1	popis clanova drustva list of board members	1/6/2011		
		1	popis clanova drustva list of board members	30/12/2010		
		1	Rjesenje trgovački sud Varazdin Decision of the Commercial Court of Varazdin	10/11/2010		
		1	Rjesenje trgovački sud Varazdin Decision of the Commercial Court of Varazdin	20/6/2011		
		1	Rjesenje trgovački sud Varazdin Decision of the Commercial Court of Varazdin	25/1/2011		
		1	Stake transfer agreement	13/10/2010		
		1	Trgovacki sud varaždin - uvjerenje Resolution of the Commercial Court of Varazdin	26/10/2011		
		1	Ugovor o prijenosu poslovnih udjela Stake transfer agreement	13/10/2010		
02-Organisation and Related Matters		1	Sudski registar 1 rjesenje Commercial Court Registration part 1	5/5/2005		
		1	Sudski registar 2 rjesenje Commercial Court Registration part 2	24/5/2005		
		1	Sudski registar 3 rjesenje Commercial Court Registration part 3	14/9/2006		
		1	Sudski registar 4 rjesenje Commercial Court Registration part 4	7/2/2007		
		1	Sudski registar 5 rjesenje Commercial Court Registration part 5	24/3/2009		
03-Legal Proceedings						
04-Absence of Material changes to the Business and Material Adverse Effect						
05-Compliance with Law, Public Subsidies						
06-Material Contracts and Insurance	alzas alarms	1	Ugovor 201103-009 o nadzoru protuprovalnog sustava tehnicke zastite Contract regarding surveilance anti-burglary system	13/4/2011	Novi-Net	Alzas alarms
	alzas alarms	2	Potvrda - izvedba sustava tehnicke zastite Confirmity - technical security design	30/12/2010	Novi-Net	Alzas alarms
	banks/leasing contracts	1	Euroleasing - Ugovor o financijskom leasingu Euroleasing - Contract regarding financial leasing	2/9/2010	Novi-Net	Euroleasing
	banks/leasing contracts	1	Medjimurska banka - long term loan 31902000545	3/8/2006	Novi-Net	Medjimurska banka, solemnisation notary
	banks/leasing contracts	2	Medjimurska banka - long term loan 31901001220	30/12/2010	Novi-Net	Medjimurska banka dd
	banks/leasing contracts	3	Medjimurska banka - ugovor o davanju u zalog novčanih sredstava devizne š.k. Medjimurska banka - contract regarding giving pledge on financial assets in foreign currency	26/7/2006	Međimurska banka dd	Antonius Pieter Kuiper
	banks/leasing contracts	1	Ugovor o financijskom leasingu no 02-12/08 Contract regarding financial leasing number 02-12/08	29/12/2008	Novi-Net	Mnet leasing croatia doo
	Croatia osiguranje	1	Polica osiguranja No 075260047153 Insurance policy No 075260047153	11/3/2010	Novi-Net	Croatia Osiguranje
	Croatia osiguranje	2	Polica osiguranja No 041261000160 Poduzetnicki paket Insurance policy No 041261000160 - business package	17/7/2011	Novi-Net	Croatia Osiguranje
	Euroherc	1	Polica kasko osiguranja motornog vozila All-risk insurance policy for a vehicle	12/9/2011	Novi-Net	Euroherc osiguranje dd
	Euroherc	2	Polica osiguranja imovina Insurance policy of fixed assets	24/1/2011	Novi-Net	Euroherc osiguranje dd
	Euroherc	3	Ugovor o poslovnoj suradnji Business cooperation agreement	13/9/2010	Novi-Net	Euroherc osiguranje dd
	Hrvatski telekom	1	Izjava o povjerljivosti Non Disclosure Agreement	16/5/2011	Novi-Net	Hrvatski telekom
	Hrvatski telekom	2	Ugovor za veleprodajnu sirokopojasnu uslugu T-coma broj 008-2011 Contract for wholesale of T-Com's broadband services number 008-2011	12/7/2011	Novi-Net	Hrvatski telekom
	Iskon	1	Ugovor o pružanju Iskon.SIP usluge br. 009-SIPTR/09 Contract for purchasing Iskon SIP voice service no. 009-SIPTR/09	22/5/2009	Novi-Net	Iskon internet dd
	Legal interception	1	Republika Hrvatska, Operativno-tehnički centar za nadzor telekomunikacija Republic of Croatia, Operational Data Monitoring Centre for Telecommunications	3/11/2008	Novi-Net	Republika Hrvatska, Operativno-tehnički centar za nadzor telekomunikacija
	Metronet	1	Aneks broj 1 ugovora o poslovnoj suradnji na VOIP usluge u međimurskoj županiji Annex No. 1 on the contract of business cooperation providing VOIP service in međimurje county	1/12/2009	Novi-Net	Metronet
	Metronet		Prilog ugovoru br 3 Sluzbeni cjenik poziva prema međunarodnim mrežama

Schedule 2 - page 1

Folder	Subfolder	No.	File -name (croatian/english)	Date	Contractual parties	Contractual parties
			Annex to agreement no. 3 - official price list of international calls		Novi-Net	Metronet
	Metronet	3	Ugovor o posebnim odredbama pruzanja el.kom.usluga br U-1001-0149452010 Agreement regarding specific provisions providing electronic communication services No. U-1001-0149452010	19/3/2010	Novi-Net	Metronet
	Metronet	4	Okvirni ugovor o međusobnoj poslovnoj suradnji Framework agreement on mutual business cooperation	30/1/2009	Novi-Net	Metronet
	Optima telekom	1	Dopuna 1.ugovora o međusobnom povezivanju elektr.kom.mreža Annex 1 on the agreement of interconnection of electronic communcation networks	22/2/2011	Novi-Net	OT-Optima telekom dd
	Optima telekom	2	Dopuna 2.ugovora o međusobnom povezivanju javnih kom.mreža Annex 1 on the agreement of interconnection of public voice communcation networks	22/3/2011	Novi-Net	OT-Optima telekom dd
	Optima telekom	3	Izjava o suradnji pri izvedbi funkcije tajnog nadzora (FTN) Declaration on cooperation on implementation of lawfull interception	21/4/2011	Novi-Net	OT-Optima telekom dd
	Optima telekom	4	Suglasnost Compliance	22/3/2011	Novi-Net	OT-Optima telekom dd
	Optima telekom	5	Ugovor o međudobnom povezivanju javnih komunikacijskih mreža Agreement of interconnection of public voice communication networks	7/6/2010	Novi-Net	OT-Optima telekom dd
	Optima telekom	6	Usmjeravanje poziva upućenih prema NN numeracijama na mrežu Optima Telekoma Transit of voice traffic towards NoviNet numeration trough the Optima Telecom network	28/3/2011	Novi-Net	OT-Optima telekom dd
	Tele2	1	Non Disclosure Agreement	4/10/2011	Novi-Net	Tele2 d.o.o.
	Telekom slovenia	1	Aneks no 1 Pogodbi za dostop do interneta Annex no 1 on the contract for IP transit (internet access)	22/3/2007	Novi-Net	Telekom Slovenije dd
	Telekom slovenia	2	Annex to the service agreement on IP tranzit annex2	10/3/2008	Novi-Net	Telekom Slovenije dd
	Telekom slovenia	3	Annex to the service agreement on IP tranzit annex3	27/2/2009	Novi-Net	Telekom Slovenije dd
	Telekom slovenia	4	Annex to the service agreement on IP tranzit annex3	1/7/2010	Novi-Net	Telekom Slovenije dd
	Telekom slovenia	5	Odluka o dodijeli radijskik frekvencija i broja točaka Decision regarding assignment of microwave radio frequency	27/6/2005	Novi-Net	APEK - Slovenia
	Telekom slovenia	6	Soglasje - suglasnost Lendava Approval - Lendava	3/6/2005	Novi-Net	Telekom Slovenije dd
	Telekom slovenia	7	Ugovor o pristup internetu (Pogodbo za dostop do interneta) Contract for IP transit (internet access)	2/2/2006	Novi-Net	Telekom Slovenije dd
	Ugovori razno	1	Consulting agreement Consulting and accounting services agreement	1/11/2010	Novi-Net	Vlahko doo
	Ugovori razno	1	Ugovor o dostavljanju podataka pretplatnicima Contract about providing user information of the public voice service	6/5/2011	Novi-Net	Imenik d.o.o.
	Ugovori razno	1	Ugovor o posredovanju Contract regarding reselling of NoviNet services	13/7/2011	Novi-Net	36 d.o.o.
	Ugovori razno	1	Ugovor o posredovanju Contract regarding reselling of NoviNet services	21/4/2011	Novi-Net	DND d.o.o.
	Ugovori razno	1	Ugovor o posredovanju Contract regarding reselling of NoviNet services	31/3/2011	Novi-Net	Alpha-M d.o.o.
	Ugovori razno	1	Ugovor o uslugama postavljanja instalacija Contract regarding providing installation services for NoviNet	7/3/2011	Novi-Net	Mitos informatičke usluge, vl. Zlatko Rodek
07-Taxes		1	Potvrda da nema dugovanja Confirmation of no debt	27/10/2011	Novi-Net	Ministarstvo financija - porezna uprava
08-Accoutns; Books and Records; No Undisclosed Liabilities	2005	1	Godisnji financijski izvjestaj 2005 Yearly financial statement 2005			
	2005	2	Godisnji financijski izvjestaj -potvrda FINA 2005 Yearly financial statement - acknowledgement by FINA 2005			
	2005	3	Porez na dobit 2005 Profit tax 2005			
	2006	1	Godisnji financijski izvjestaj 2006 Yearly financial statement 2006			
	2006	2	Godisnji financijski izvjestaj -potvrda FINA 2006 Yearly financial statement - acknowledgement by FINA 2006			
	2006	3	Porez na dobit 2006 Profit tax 2006			
	2007	1	Godisnji financijski izvjestaj 2007 Yearly financial statement 2007			
	2007	2	Godisnji financijski izvjestaj -potvrda FINA 2007 Yearly financial statement - acknowledgement by FINA 2007			
	2007	3	Porez na dobit 2007 Profit tax 2007			
	2008	1	Godisnji financijski izvjestaj 2008 Yearly financial statement 2008			
	2008	2	Godisnji financijski izvjestaj -potvrda FINA 2008 Yearly financial statement - acknowledgement by FINA 2008			
	2008	3	Porez na dobit 2008 Profit tax 2008			
	2009	1	Godisnji financijski izvjestaj 2009 Yearly financial statement 2009			
	2009	2	Godisnji financijski izvjestaj -potvrda FINA 2009 Yearly financial statement - acknowledgement by FINA 2009			
	2009	3	Porez na dobit 2009 Profit tax 2009			
	2010	1	Godisnji financijski izvjestaj 2010 Yearly financial statement 2010			
	2010	2	Godisnji financijski izvjestaj -potvrda FINA 2010 Yearly financial statement - acknowledgement by FINA 2010			
	2010	3	Porez na dobit 2010 Profit tax 2010			
	2010	4	BDO - audit report 2010			
		1	Fixed assest novi-net	31/7/2011

Schedule 2 - page 2

Folder	Subfolder	No.	File -name (croatian/english)	Date	Contractual parties	Contractual parties
09-Intelectual property		1	Sektor za žigove i industrijski dizajn Rjesenje Decision of the department for stamps and industrial design	24/10/2011		Drzavni zavod za intelektualno vlasništvo
		2	Sektor za žigove i industrijski dizajn Zaključak Conclusion of the department for stamps and industrial design	7/7/2011		Drzavni zavod za intelektualno vlasništvo
10-Real Property, leases		1	Ugovor o cesiji Erstebank-Kolaric-NoviNet Contract on cession Erstebank-Kolaric-NoviNet	1/4/2011		
		2	Ugovor o podzakupu aneks Annex on the contract on rental of office space	20/12/2010		
		3	Ugovor o podzakupu poslovnog prostora Contract on rental of office space	25/10/2010		
11-Telecommunication Licenses	Regulator Croatia	1	HAKOM Dozvola RF-00033-2009 HAKOM permit RF-00033-2009	3/3/2009		
	Regulator Croatia	2	HAKOM Dozvola RF-00033-2009 Rjesenje HAKOM permit RF-00033-2009 Decision	3/3/2009		
	Regulator Croatia	3	HAKOM Dozvola RF-00049-2009 HAKOM permit RF-00049-2009	3/3/2009		
	Regulator Croatia	4	HAKOM Dozvola RF-00049-2009 Rjesenje HAKOM permit RF-00049-2009 Decision	3/3/2009		
	Regulator Croatia	5	Hakom odluka Medjimurska zupanija - 8 godina HAKOM decision of prolongation Medimurska county to 8 years	12/9/2008		
	Regulator Croatia	6	HAT Odobrenje za medjunarodno povezivanje HAT Approval for international connectivity	3/2/2006		
	Regulator Croatia	7	Obavijest o upisu u Registar koncesija - Medjimurska zupanije Notice of registration in the registry of concessions - Medimurska county	3/11/2008		
	Regulator Croatia	8	Obavijest o upisu u Registar koncesija - 4 županije Notice of registration in the registry of concessions - 4 counties	3/11/2008		
	Regulator Croatia	9	HAKOM Odluka 4 zupanije HAKOM resolution, 4 counties	25/2/2007		
	Regulator Croatia	10	HAKOM Odluka Medjimurska zupanija HAKOM resolution, Medimurska county	8/9/2005		
	Regulator Croatia	11	Hakom odluka o produljenju koncesije - 8 godina HAKOM decision of prolongation 4 counties to 8 years	12/9/2008		
	Regulator Croatia	12	HAKOM Ugovor o koncesiji medjimurska zupanija HAKOM Agreement of concession medimurska county	15/2/2006		
	Regulator Croatia	13	HAKOM Ugovor o koncesiji HAKOM Agreement of concession	20/7/2008		
	Regulator Croatia	14	HAKOM Aneks - Ugovor o koncesiji Medjimurska zupanija HAKOM Annex on agreement of concession Medimurska county	30/9/2008		
	Regulator Croatia	15	HAKOM Aneks - Ugovor o koncesiji 4 zupanije HAKOM Annex on agreement of concession 4 counties	30/9/2008		
	RIPE	1	RIPE NCC RIPE NCC Standard Service Agreement	5/1/2011		
		1	agreement location Cakovec Site rental agreement on location Cakovec	23/11/2009	Novi-Net	Radio postaja Nedelišće
		1	agreement location Mohokos Site rental agreement on location Mohokos	23/11/2009	Novi-Net	Radio postaja Nedelišće
		1	agreement location Selnica Site rental agreement on location Selnica	24/11/2009	Novi-Net	Media Mic Radio 105
		1	agreement location Varazdin Site rental agreement on location Varazdin	23/11/2009	Novi-Net	Radio Sjeverozapad doo
		1	HAKOM odluka dodjela brojevi nepokretna mreža HAKOM resolution of granting public phone numbers in the fixed public voice network	23/2/2011		
		1	HAKOM odluka dodjela brojevi - usluge dodana vrijednost HAKOM resolution of granting Value Added Service numbers in the fixed public voice network	17/3/2011		
		1	HAKOM - odluka dodjela oznaka NetID HAKOM resolution of granting unique NetID idenficator	11/3/2011		
		1	Hakom - opći uvjeti HAKOM - general terms and conditions	13/10/2010		
		1	HAKOM Potvrda prethodne suglasnosti HAKOM Confirmation on pre-approval	12/10/2010		
		1	Ugovor o poslovno-tehnickoj suradnji Contract on business cooperation	1/1/2011	Novi-Net	Grad Čakovec
12-Employees; social security		1	Ugovor o radu Employment contract			Ivan Škvorc
		1	Ugovor o radu Employment contract			Josip Škvorc
		1	Ugovor o radu Employment contract			Karla Kemeter
		1	Ugovor o radu Employment contract			Karlo Vlah
		1	Ugovor o radu Employment contract			Kristijan Šoltić
		1	Ugovor o radu Employment contract			Leonard Ter
		1	Ugovor o radu Employment contract			Marijan Horvat
		1	Ugovor o radu Employment contract			Marin Domjanović
		1	Ugovor o radu Employment contract			Mario Hrgović
		1	Ugovor o radu Employment contract			Marko Boltek
		1	Ugovor o radu Employment contract			Marko Škvorc
		1	Ugovor o radu Employment contract			Matija Turk
		[illegible]	Ugovor o radu - aneks			[illegible]

Schedule 2 - page 3

Schedule 2 - page 4

Folder	Subfolder	No.	File -name (croatian/english)	Date	Contractual parties	Contractual parties
01-Vendors' Capacity and Title and Ownership to the Stake		1	Izvod iz centralnog registra Privrednog suda u Podgorici Registry Excerpt for the Company	08.10.2011.	Montenegro Connect d.o.o.	
		2	Rjesenje (promjena izvrsnog direktora) Arrangement (change of CEO)	05.10.2011.	Montenegro Connect d.o.o.	
02-Organisation and Related Matters		1	Ugovor o otvaranju i vodjenju racuna Bank-accounts agreement	09.02.2010.	Prva banka CG AD (Predrag Drecun)	Verat Montenegro d.o.o. (Milica Kekic)
03-Legal Proceedings						
04-Absence of Material changes to the Business and Material Adverse Effect						
05-Complience with Law, Public Subsidies						
06-Material Contracts and Insurance		1	Ugovor o vodjenju poslovne evidencije Agreement on managing business records	04.02.2010.	Verat Montenegro d.o.o. (Milica Kekic)	Vert d.o.o. (Vesna Pejovic)
		2	Ugovor o pruzanju racunovodstvenih i kozulting usluga Agreement on providing accounting and consulting services	04.08.2010.	Montenegro Connect d.o.o.	Vert d.o.o. (Vesna Pejovic)
		3	Framework agreement for purchase of Alvarion Equipment and Services	24.11.2010.	Montenegro Connect d.o.o. (Miomir Mihalovic)	VVM Engineering Ltd (Vesselin Stoycheff)
		4	Ugovor o obavljanju revizije financijskih izvjestaja za 2010. godinu Financial audit agreement for 2010.	14.03.2011.	Montenegro Connect d.o.o. (Miomir Mihalovic)	BDO d.o.o. (Ksenija Ristic Kostic)
		5	Ugovor o pruzanju pravnih usluga Agreement on providing legal services	29.03.2010.	Verat Montenegro d.o.o.	Pesic & Bajceta - Attorneys and Consultants d.o.o.
		6	Ugovor o pruzanju pravnih usluga Agreement on providing legal services	29.07.2010.	Montenegro Connect d.o.o. (Milica Kekic)	Pesic & Bajceta - Attorneys and Consultants d.o.o.
		7	Ugovor o pruzanju usluga elektronskih komunikacija za pravna lica	25.02.2011.	Promonte GSM d.o.o. (Mike Michel)	Verat Montenegro d.o.o. (Milica Kekic)
		8	Ugovor o poslovnoj saradnji Cooperation agreement	07.12.2010.	Montenegro Connect d.o.o. (Miomir Mihalovic)	KODAR Inzenjering d.o.o. (Vuk Micunovic)
		9	Aneks I ugovora o poslovnoj saradnji Annex to Cooperation agreement	07.12.2010.	Montenegro Connect d.o.o. (Miomir Mihalovic)	KODAR Inzenjering d.o.o. (Vuk Micunovic)
		10	Ugovor o poslovnoj saradnji Cooperation agreement	07.12.2010.	Montenegro Connect d.o.o. (Miomir Mihalovic)	KODAR Inzenjering d.o.o. (Vuk Micunovic)
		11	Aneks II ugovora o poslovnoj saradnji Annex II to Cooperation agreement	07.12.2010.	Montenegro Connect d.o.o. (Miomir Mihalovic)	KODAR Inzenjering d.o.o. (Vuk Micunovic)
		12	Ugovor o poslovnoj saradnji Cooperation agreement	10.02.2011.	Montenegro Connect d.o.o. (Miomir Mihalovic)	KODAR Inzenjering d.o.o. (Vuk Micunovic)
		13	Ugovor o pruzanju usluga Service contract	04.02.2010.	Montenegro Connect d.o.o. (Miomir Mihalovic)	Verat d.o.o. (Stevan Polovina)
07-Taxes						
08-Accoutns; Books and Records; No Undisclosed Liabilities		1	Financial Statements for the year 2010 and Independent Auditors Report	16.03.2011.	Montenegro Connect d.o.o. Podgorica	BDO d.o.o. Beograd
		2	Financial Statements for the year 2010 and Independent Auditors Report	16.03.2011.	Montenegro Connect d.o.o. Podgorica	BDO d.o.o. Beograd
		3	Statistical annex for tje year 2010			
09-Intelectual property						
10-Real Property, leases		1	Ugovor o zakupu stana Apartment lease contract	31.08.2010.	Ljiljana Mirovic (zakupodavac)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		2	Aneks ugovora o zakupu stana Annex to apartment lease contract	08.03.2011.	Ljiljana Mirovic (zakupodavac/lessor)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		3	Aneks II ugovora o zakupu stana Annex II to apartment lease contract	10.08.2011.	Ljiljana Mirovic (zakupodavac/lessor)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		4	Ugovor o zakupu poslovnog prostora Business premises lease contract	22.02.2010.	Ad-Astra d.o.o. (Stojovic Jelena)	Verat Montenegro d.o.o. (Milica Kekic)
		5	Aneks ugovora o zakupu poslovnog prostora Annex to premises lease contract	03.08.2010.	Ad-Astra d.o.o. (Stojovic Jelena)	Montenegro Connect d.o.o. (Milica Kekic)
		6	Prilog uz ugovor o zakupu Annex to the lease agreement	15.03.2010.	Ad-Astra d.o.o. (Stojovic Jelena)	Montenegro Connect d.o.o. (Milica Kekic)
11-Telecommunication Licenses		1	Ugovor o zakupu opreme Equipment lease contract	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		2	RIPE NCC Standard Service Agreement (not signed by mistake)	31.01.2011.	RIPE NCC	Montenegro Connect d.o.o.
		3	Ugovor o zakupu Lease agreement	05.08.2011.	JP Sportski objekti (Danko Radovic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		4	Ugovor o pruzanju usluga Service contract	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		5	RDC usluge prilog 1 RDC services annex 1	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		6	RDC usluge prilog 2 RDC services annex 2	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		7	RDC usluge prilog 3 RDC services annex 3	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		8	RDC usluge prilog 4 RDC services annex 4	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		9	RDC usluge prilog 5 RDC services annex 5	30.03.2011.	Radio-difuzni centar d.o.o. (Zeljko Nikolic)	Montenegro Connect d.o.o. (Miomir Mihalovic)
		10	Rjesenje-koncesija Arrangement - concession	03.03.2011.	Agencija za elektronske komunikacije i postansku djelatnost	Montenegro Connect d.o.o.
		11	Odluka Verat Resolution Verat	03.12.2009.	Agencija za elektronske komunikacije i postansku djelatnost	Verat d.o.o. Srbija
		12	Rjesenje - registracija u Registar Verat Montenegro Decision - registration in registry Verat Montenegro	23.02.2010.	Agencija za elektronske komunikacije i postansku djelatnost	Verat Montenegro d.o.o.

Schedule 2 - page 5

Schedule 2 - page 6

SHARE PLEDGE AGREEMENT I

THIS SHARE PLEDGE AGREEMENT (the "Share Pledge") dated the ___ day of December, 2011 is made between:

1.   7L Capital Partners Emerging Europe LP a limited partnership incorporated in Guernsey, having its registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF, duly and legally represented by Mr. Salvator Levis (hereinafter “7LCPEELP” or the “Pledgor 1")

2.   Karlo Vlah resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 5891406711 (“Pledgor 2”)

3.   Đurđa Vlah resident of Croatia Merhatovec 5, HR-40314 Selnica, OIB: 55417661185 (“Pledgor 3”)

4.   Josip Vlah resident of Croatia Merhatovec 5, HR-40314 Selnica, OIB: 24162783756 (“Pledgor 4”).

(the aforementioned numbers 1, 2, 3 and 4 hereinafter referred to jointly as “Pledgors”)

AND

5.   VelaTel Global Communications, Inc., a United States (“US”) corporation, organized under the laws of the state of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by [●] (hereinafter “VelaTel" or the "Pledgee").

(Jointly hereinafter referred to as the “Parties”)

WHEREAS:

A.
At the date of this Share Pledge the Pledgors are the registered owners of [●] Common Shares of par value 1 each in “HERLONG ΙNVESTMENTS LIMITED” (referred to as the “Company”) bearing issuance no [●], which are embodied in share certificates no [●] and represent jointly 25% of the issued Common Shares in the share capital of the Company. Pledgor 1 holds 15,381 Common Shares in the Company (“Shares 1”). Pledgor 2 holds 450 Common Shares in the Company (“Shares 2”). Pledgor 3 holds 225 Common Shares in the Company (“Shares 3”). Pledgor 4 holds 225 Common Shares in the Company (“Shares 4”). Shares 1, Shares 2, Shares 3 and Shares 4 shall hereinafter jointly be referred to as “Shares”).

B.
Pledgors have made certain representations, warranties, statements and covenants under the Business Cooperation Agreement between the Pledgors the Pledgee and the Company dated [●] (hereinafter referred to as the “Agreement”), for which each of the Pledgors will be liable pro rata to its shareholding in the Common Shares of the Company (the “Potential Liabilities”);

C.
In order to secure the payment and performance of the obligations of Pledgors in favor of Pledgee relating to the Potential Liabilities, Pledgors have agreed to give a pledge in favour of the Pledgee over the Shares, which are legally held by the Pledgors.

Schedule 3 - 1

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    CHARGE AND PLEDGE

1.01
As security for the payment and performance by the Pledgors of each and every Potential Liability of Pledgors under Section 11 of the Agreement (the “Obligations”), the Pledgors hereby pledge, charge and assign to the Pledgee the Shares, any further ordinary shares in the Company at any time issued to the Pledgors during the Security Period (as defined in clause 7 below), whether in addition to or in exchange of or in substitution of or in replacement of the Shares (the “Further Shares”) and pledge the aforementioned share certificate numbered [●] (the “Share Certificate 1”), [●] (the “Share Certificate 2”), [●] (the “Share Certificate 3”) and [●] (the “Share Certificate 4”)  representing the Shares, as well as any substitute/additional share certificate issued in replacement of the above (together Share Certificate 1,  Share Certificate 2, Share Certificate 3 and Share Certificate 4, the “Share Certificates”).

1.02
The Pledgors will take any and all further legal steps required by the Pledgee to obtain legal protection for the Pledgee’s rights under this Share Pledge. Any required step shall be reasonable, without prejudice to the rights and obligations of the Pledgors and should be expressed in writing by the Pledgee.

1.03
The Pledgors undertake the obligation to deliver the Escrow Documents as the term is defined in Section 4 to [●] (“Escrow Agent”), in order to be held in escrow according to the terms and conditions of an escrow agreement (the “Escrow Agreement I”) which is being signed at the same time with the Share Pledge.

1.04	Except as otherwise defined herein, all terms used herein and defined in the Agreement shall be interpreted herein as so defined.

2.   REPRESENTATIONS AND WARRANTIES

2.01           The Pledgors hereby represent and warrant to the Pledgee that:

(a)
the Pledgors are the registered owners of all of the Shares charged pursuant to this Share Pledge, and has full right in and title to the said Shares and the said Shares are free from any charge, lien or encumbrance of any kind save as created pursuant to (or referred to) in this Share Pledge;

(b)
the Pledgors have full power and authority: (i) to execute and deliver this Share Pledge and all notices, certificates and other documents related to this transaction and (ii) to comply with the provisions of, and perform all its obligations under this Share Pledge;

(c)	the Pledgors have taken all necessary corporate and other action to authorize the execution and delivery of this Share Pledge;

(d)	this Share Pledge constitutes the Pledgors’ legal, valid and binding obligations enforceable against the Pledgors in accordance with its terms;

(e)
the entry into and performance by the Pledgors of this Share Pledge does not and will not violate in any respect: (i) any law or regulation of any governmental or official authority or body, or (ii) the constitutional documents of Pledgor 1, or (iii) any agreement, contract or other undertaking to which the Pledgors are a party or which is binding upon the Pledgors or any of their property or assets;

(f)
all consents, licenses, approvals and authorisations which are required in connection with the execution, validity, performance or enforceability of this Share Pledge have been obtained and are valid and subsisting at the date hereof.

Schedule 3 - 2

3.	PRESERVATION OF SHARES AND SECURITY

During the Security Period (as defined in clause 7 below) and until the Obligations have been discharged in full, the Parties covenant to each other as follows:

3.01
Each of the Pledgors shall defend at their own cost the Shares each of them owns and all the Pledgee’s rights, title and interest in and to the Shares and to any Further Shares against the claims of any third parties; in the event of failure by the Pledgors to diligently defend against or discharge any claim that contests or is otherwise inconsistent with any such rights, title, or interest of the Pledgee, the Pledgee shall inform in writing the Pledgors requesting the latter to forthwith proceed to any action required so that the Pledgors’ obligations under this section are fulfilled. In case the Pledgors do not proceed to the actions required within 10 Business Days, the Pledgee in its sole discretion, may contest, settle or discharge any such claim, and Pledgors shall pay to the Pledgee, upon written demand, the costs and expenses, including attorney’s fees, thereof.

3.02
Each of the Pledgors shall promptly notify the Pledgee of any attachment or other legal process levied or attempted to be levied against any of the Shares and/or Further Shares, of any loss or damage to the Shares and/or Further Shares and of any other event affecting any of the Shares and/or Further Shares that might in any way have an adverse effect on the validity or enforceability of the Share Pledge created hereby or on the rights or remedies of the Pledgee hereunder.

3.03
The Parties agree that the pledge shall not be extended to voting rights, dividends, interest and other monies paid or payable or rights or property accruing as at or after the date hereof on or in respect of all or any of the Shares and/or Further Shares, unless there is an Event of Default (as described below), in which case the total of the rights attached to the Shares and/or Further Shares shall be exercised by the Pledgee, upon the latter’s written notice towards the Pledgors and the Company.

3.04
Each of the Pledgors shall from time to time furnish notices and obtain consents from all other persons, and properly ensure all other recordations and registrations, as the Pledgee may determine to be necessary in its sole discretion for the realisation of the Pledgee’s rights hereunder.

3.05
The Pledgors shall not create or permit to exist by any means any pledge, charge, lien, transfer of rights, assignment, agreement or arrangement for security of any kind on or in connection with any part of the Shares and/or Further Shares other than this Share Pledge.

3.06
The Pledgors subject to the provisions of clause 3.07 below shall not sell, assign, transfer, lease or otherwise dispose or attempt to dispose in any manner all or any part of the Shares and/or the Further Shares

3.07
The Pledgors pursuant to the provisions of clause 17.4.1 of the Agreement will be entitled to transfer the Shares they hold in the Company to a new holding company (“NewCo”) they will establish (“Permitted Transfer”). It is explicitly acknowledged and agreed between the Parties that should a Permitted Transfer take place before the end of the Security Period (as this is defined in clause 7 below), the Pledgee will consent to the release and delivery of the Escrow Documents (as defined in Clause 4 below) back the Pledgors in accordance with the terms of Clause 7 below, on the following conditions being met:

(i)
that the Shares and/or Further Shares will continue to be pledged in favour of the Pledgee and NewCo will pledge and charge the Shares and/or Further Shares it holds in the Company in favour of the Pledgee and NewCo as the new pledgor will deliver the Escrow Document to the Escrow Agent; and

(ii)	NewCo will simultaneously execute in favour of the Pledgee such an amending pledge agreement as is necessary;

(the conditions listed in (i) and (ii) will jointly be referred to as the “Conditions”).

3.08	The Pledgors shall not take any action, which could hinder the performance of this Share Pledge or give rise to a breach hereof.

3.09	The Pledgors shall take all necessary steps and actions to ensure that this Share Pledge is perfected in accordance with Cyprus and any other applicable law.

3.10
The Pledgors shall take all necessary steps and actions to ensure that the members of the Board of Directors of the Company who have been appointed by any of the Pledgors shall remain those appearing in Appendix B hereto as long as this Share Pledge is in force. In any case, if there is a need to change the composition of the Board of Directors of the Company, the Pledgors shall ensure that Clause 11 hereof is implemented.

3.11
The Pledgors shall not cause or permit the change in the Articles of Association of the Company without the Pledgee’s prior written consent, if such change alters in any way whatsoever the validity and effect of this Share Pledge.

Schedule 3 - 3

4.    DEPOSIT OF ESCROW DOCUMENTS

4.01	The Pledgors, simultaneously with the execution of this Share Pledge and the Escrow Agreement, shall deliver to the Escrow Agent

(a)	All share certificates representing the Shares;

(b)	Undated blank instruments of transfer in respect of the Shares duly executed by each of Pledgors, in the form set out in Appendices "A1", "A2", "A3" and "A4" hereto;

(c)	An original undated blank resolution of the board of directors of the Company approving the transfer of the shares, in the form set out in Appendix "B" hereto;

(d)
Original and dated irrevocable proxies and power of attorneys from each of the Pledgors, in the form set out in Appendices "C1", "C2", "C3" and"C4" hereto duly executed, accompanied by a certified true copy (with the original to follow) of a dated and duly executed resolution (or other corporate approval required by applicable law) approving the issuance of the said proxy and power of attorney with respect to Pledgor 1;

(e)	Undated, duly signed letters of resignation from each of the Directors appointed by the Pledgors and the Secretary of the Company, in the form set out in Appendix "D" hereto;

(f)	A letter of authority and undertaking from each of the Directors appointed by the Pledgors and the Secretary of the Company, in the form set out in Appendix "E" hereto;

(g)
Undated, duly signed letters by the other shareholders of the Company, waiving their pre-emption rights in relation to the transfer of the Shares by the Pledgor to the Pledgee, in the form set out in Appendix “F” hereto.

(hereinafter documents under (a) to (g) jointly the “Escrow Documents”)

4.02
The Pledgors hereby irrevocably agree to waive, as against the Pledgee, the pre-emption rights that they have for any Further Shares pursuant to the Company’s Articles of Association (or otherwise) for the Security Period.

4.03.	The Pledgors will deliver or procure to be delivered to the Escrow Agent, immediately upon the issue of any Further Shares to the Pledgors:

(a)	undated blank instruments of transfer in respect of the Further Shares, duly executed by the Pledgors, in the form set out in Appendices “A1” to “A4” hereto, as amended to refer to the Further Shares;

(b)	The original Share Certificate(s) issued in relation to the Further Shares; and

(c)
An original and undated blank resolution of the Director(s) of the Company approving of the transfer of the Further Shares, in the form set out in Appendix "B" hereto, as amended to refer to the Further Shares.

4.04
The Pledgors hereby undertake that they will procure that the provisions of s.138 of the Contract Law, Cap. 149 are fully complied with regard to this Share Pledge. Without prejudice to the generality of the foregoing, the Pledgors undertake that they will procure delivery (by courier) to the Pledgee, no later than 5 Business Days from the date of delivery to the Company by the Pledgee (whether by courier or by hand) of a notice of pledge of the Shares, accompanied by a certified copy of this Share Pledge, of a certificate from the Company in the form of Appendix “G” attached herewith, confirming that a memorandum of pledge has been entered in its Register of Members, together with a copy of the Company’s Register of Members certified as true and up to date copy thereof by the Secretary of Company, showing the said entry.

Schedule 3 - 4

5.   ENFORCEMENT

5.01
If on or prior to the second anniversary from the Closing Date the Pledgors are (i) in breach of and/or fail to comply with any of their Obligations and/or (ii) the Pledgors are in breach of any of the provisions of this Share Pledge or (iii) any step is taken for the dissolution of Pledgor 1 or any bankruptcy proceedings are initiated against Pledgors 2, 3 and 4, the Pledgee will deliver to the Pledgors a written notice by registered mail with acknowledgement of receipt asking them to remedy such Obligation or breach. Within 30 calendar days following delivery of the written notice by the Pledgee (or such extended time as the parties agree if they are negotiating a resolution), the Pledgors will be entitled to commence arbitration as described in Clause 20 for the determination of whether they are in breach of or have failed to comply with such Obligation or breach. If either (i) the arbitration determines that the Pledgors are in breach of or have failed to comply with such Obligation or breach or (ii) the Pledgors did not commence arbitration within 30 calendar days following delivery of the written notice by the Pledgee and such Obligation or breach remains unremedied for a period of at least 60 calendar days (such unremedied Obligation or breach being hereinafter called “Event of Default”) Clause 5.03 hereinbelow will apply.

5.02
Unless and until an Event of Default occurs the Pledgee shall not put into effect any of the Escrow Documents referred to in clause 4.01 hereof and the Pledgors shall have the right to exercise all voting and/or consensual powers pertaining to the Shares and/or the Further Shares or any part thereof for all purposes not inconsistent with the terms of this Share Pledge or the Agreement or any documents executed or to be executed pursuant hereto and thereto;

5.03.01
The Pledgee undertakes after an Event of Default, to use and put into effect the Escrow Documents in accordance with Clause 5.04 but only with respect to such number of the Shares and/or Further Shares as the Independent Accountant will have determined to be comprised in such Obligation after taking into consideration the total value of Shareholders Common Shares as set forth in Clause 11.8 of the Agreement. Upon the occurrence of the Event of Default, the Pledgee shall send a notice to the Independent Accountant and the Pledgors, which shall include the details of the Event of Default, requesting the determination of the value of the breach of the Obligation.  The Independent Accountant shall send a written notice to the Pledgors and the Pledgee in which he will state the value of the breach of such Obligation and the number of Shares and/or Further Shares which corresponds to the value of the specific Event of Default which shall be subject to the specific enforcement mechanism stipulated in Clause 5.04 below (the “Default Shares”).

5.03.02
Thereafter, if the value of the Obligation is equal to the total value of the Shares and/or Further Shares then the Pledgee shall send an Event of Default Notice (as defined in Clause 5.04 below) to the Escrow Agent asking for the release of the Escrow Documents and the Pledgee shall have the right to proceed in accordance with the provisions of Clause 5.04 below. If the value of the Obligation is less than the total value of the Shares and/or Further Shares, the Pledgee shall send an Event of Default Notice to the Escrow Agent for the release of the Escrow Documents, but shall have the right to put into effect the rights granted to the Pledgee under Clause 5.04 only in respect of that amount of Default Shares as indicated by the Independent Accountant (the “Partial Enforcement”).

5.03.03
In the event of Partial Enforcement, the Pledgors shall have the obligation to deliver or procure to be delivered to the Escrow Agent, upon notification by the Pledgee of completion of the Partial Enforcement, the updated Escrow Documents representing the remainder of the Shares and/or Further Shares which continue to be pledged and charged in accordance with the terms of this Share Pledge.  Any reference in this Share Pledge to the Shares and/or Further Shares shall from then on be a reference to the remaining amount of Common Shares (not part of the Partial Enforcement i.e. Shares and/or Further Shares – Default Shares = remaining amount of Shares and/or Further Shares) which are held by the Pledgors and which shall not exceed 25% of the Company’s total Common Shares. The provisions of this Share Pledge shall continue to apply and be binding to all the Parties, in relation to the remaining amount of Shares and/or Further Shares.

Schedule 3 - 5

5.04
At any time after an Event of Default, the Pledgee, subject to and in compliance with conditions provided in Clause 5.03 above acting in good faith, will deliver a written notice in the form of Appendix “H” to the Escrow Agent (the “Event of Default Notice”) and this Share Pledge shall become immediately enforceable and all powers conferred upon the Pledgee by this Share Pledge with respect to the Default Shares, shall be immediately exercisable upon the Pledgee’s wish and, without prejudice to the generality of the foregoing or to any remedies provided for by applicable law, the Pledgee may, subject to applicable law: (i) transfer, to any party it may decide and on terms selected in its sole discretion, legal and/or beneficial ownership of such an amount of Default Shares, as necessary, in compliance with the conditions provided in Clause 5.03 and (ii) sell the Default Shares or any part thereof, as necessary, in compliance with the conditions provided in Clause 5.03, at any such place and in such manner and at such price or prices as the Pledgee may deem fit.  In that regard:

5.04.01
The Pledgee, shall, subject to and in compliance with the conditions provided in Clause 5.03, have the sole and exclusive right to put into effect all or any of the Escrow Documents referred to in clause 4.01 hereof and to exercise all voting and consensual powers pertaining to the Default Shares or any part thereof to the exclusion of the Pledgors and shall exercise such powers in such manner as the Pledgee may in its sole discretion elect;

5.04.02
In the event of the Pledgee exercising all or any of its above rights and powers the Pledgors will procure that the Company shall register as owner or owners of such an amount of Default Shares as applicable, subject to and in compliance with the conditions of Clause 5.03, any and all persons entitled to own the same pursuant to the exercise by the Pledgee of its said rights;

5.04.03
Without limitation to the generality of Clause 5.04, in the event of the Pledgee exercising all or any of its rights and powers under the said Clause, the Pledgee shall be entitled but not obliged, in its sole discretion, to use and put into effect all or any of the Escrow Documents deposited with the Pledgee pursuant to Clauses 4.01 hereof and to register as owners of such an amount of Default Shares subject to and in compliance with the conditions of Clause 5.03,  the Pledgee and/or any nominees of the Pledgee or any purchasers of the Default Shares, in case the Default Shares were sold to one or more third parties.

5.04.04.	Any excess amounts received by the Pledgee in exercising its above rights shall be payable to the Pledgors simultaneously upon the receipt of such monies by the Pledgee.

5.05	Unavailability of any of the remedies set out in the present Clause shall not affect the effectiveness of any other remedies.

6.    POWER OF ATTORNEY

6.01
By way of security, and in order to more fully secure the performance of the obligations of the Pledgors under this Share Pledge, the Pledgors hereby appoint the Pledgee to be their true and lawful attorney with full power to act alone and with full power of substitution, until the Obligations have been discharged in full, for the purpose of doing in its name any and all acts whatsoever which the Pledgors themselves could do in connection with the Shares and/or Further Shares held by the Pledgors in case of an Event of Default subject to the conditions of Clause 5 above, including, but without limitation, (i) to insert the name of the Pledgee or its nominees or the name of any purchaser (or to make any alteration or addition as regards the particulars of the warrants shares or stocks affected thereby or any other addition which the Pledgee may consider desirable) in any transfer or other documents which the Pledgee may require for perfecting its title to or for vesting or enabling it to vest the Shares and/or the Further Shares in case of an Event of Default in the Pledgee or their nominees or in any purchaser, (ii) to present the same for registration in the name of the Pledgee or its nominees or of any purchaser (iii) otherwise to execute seal and deliver and otherwise perfect and do any such transfers and other documents as aforesaid and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed proper on, or in connection with, any sale, disposition or obtaining by the Pledgee of the Shares and/or Further Shares in case of an Event of Default which is continuing in accordance with Clause 5 above.

Schedule 3 - 6

6.02
The Pledgors hereby ratify, confirm and agree to ratify and confirm any instrument, act or thing which any such attorney may execute or do under the provisions of this Clause 6 with effect as from the date of an Event of Default, for the purpose of carrying out the provisions of this Share Pledge and taking any action and executing any instruments which the Pledgee may deem necessary or advisable to accomplish the full benefit of this Share Pledge.

6.03
Subject to the provisions of Clause 5, the exercise of such powers as mentioned in Clause 6, by or on behalf of the Pledgee shall not put any person dealing with the Pledgee upon any inquiry as to whether the security created by this Share Pledge has become immediately enforceable nor shall such person be in any way affected by notice that the security created by this Share Pledge has not become enforceable and the exercise by the Pledgee of such power shall be conclusive evidence of its right to exercise the same.

7.   RELEASE OF SHARE PLEDGE

7.01
The security period of this Share Pledge shall be until the earlier of (i) the irrevocable and unconditional discharge of the Obligations of the Pledgors under the Agreement and/or this Share Pledge, or (ii) the termination of this Share Pledge in writing in accordance with clause 8 below or (iii) the second anniversary of the Closing Date ((i), (ii) and (iii) will together be referred to as the “Security Period”) unless in case of par. (iii) there is then pending an Event of Default which occurred within the Security Period, in which case this Share Pledge shall remain in full force and effect until Pledgors have cured to the Pledgee’s reasonable satisfaction each and every Event of Default.

7.02.
Upon the expiry of the Security Period, the Pledgee shall send to the Escrow Agent a written notice in the form of Appendix “I” (the “Release Notice”) signed by the authorised signatory of the Pledgee and the security created hereby shall unconditionally and automatically cease to exist and have no effect.

7.03
Upon receipt of the Release Notice by the Escrow Agent, the Escrow Agent shall proceed to release the Escrow Documents in accordance with the terms of the Escrow Agreement and re-deliver to the Pledgors the Escrow Documents.

8.    TERMINATION

This Share Pledge shall be terminated (i) when the Obligations of the Pledgors are irrevocably and unconditionally discharged by the Pledgee or (ii) subject to Clause 7.01 (iii) at the second anniversary from the Closing Date of the Agreement or (iii) by the mutual written agreement of the Pledgor and the Pledgee. Following termination the Pledgee shall deliver to the Escrow Agent the Release Notice in accordance with clause 7 above.

9.    NOTICES

All notices, demands and other communications required to be given pursuant to this Share Pledge including the enforceability of the Share Pledge shall be in writing and shall be deemed to have been received if given in writing (including telecopy or similar teletransmission) addressed as in the first page hereof (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addresser), and if either (a) actually delivered in fully legible form to such address or (b) in the case of a letter, three days shall have elapsed after the same shall have been deposited in the mails (i) with first-class airmail postage prepaid and registered or certified, with return receipt requested, or (ii) with express air delivery postage prepaid, with receipt required for delivery.

Schedule 3 - 7

In addition of the above all notices under or in connection with Share Pledge could be given in writing by facsimile. The facsimile number of the Pledgors and the Pledgee are set out below:

The Pledgors:

7L Equity Partners (Emerging Europe) Limited
Carinthia House
9-12 The Grange
St Peter Port
Guernsey, GY1 4BF
Great Britain
Attn. Mr. Jacques Vermeulen
Tel.:  +44 1481 743 758
Fax:  +44 1481 734 301
Email: jacques.vermeulen@augentius.com

The Pledgee:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
San Diego, California 92130 USA
Attn: Kenneth L. Waggoner, Esq.
Tel.:  +1 760 230 8986
Fax:  +1 760 359 7042
Email: kwaggoner@velatel.com

10.    NO WAIVER AND RIGHTS CUMULATIVE

No failure on the part of the Pledgee to exercise and no delay in exercising any right power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right power or remedy.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

11.    CHANGES

The Pledgors will procure that there shall be no transfer of shares in the Company or appointment of any further Director, Secretary or other officer of the Company without the prior consent in writing of the Pledgee

11.02
In the event of a change in and/or resignation of any of the director(s) and/or secretary of the Company appointed by the Pledgors, the Pledgors shall within two (2) Business Days from the date they receive a notice of such a change to procure to deliver to the Escrow Agent updated versions of the documents in the form attached herewith as Appendices B, D and E, duly executed by the new director(s) and/or secretary and/or officer of the Company appointed in their place.

11.03
In the event of a new shareholder subscribing to shares in the Company, then the Pledgors shall within two (2) Business Days from the date they receive a notice of such a change to procure to deliver to the Escrow Agent a waiver letter by this new shareholder in the form attached herewith as Appendix F.

12.    GRANTING OF TIME

The Pledgee may at all times, without discharging or in any way affecting this Share Pledge: (i) grant to the Pledgors and/or the Company and/or to any other person any time or indulgence and/or (ii) deal with, exchange, release, modify, or abstain from perfecting or enforcing this Share Pledge, any security guarantee or other right which the Pledgee may now or hereafter have regarding the Agreement or agree to any amendment to the said document and/or any document executed or to be executed pursuant thereto.

Schedule 3 - 8

13.    COSTS

Each Party shall bear its own legal fees with respect to the execution hereof. All other costs and expenses, taxes and duties in connection with the negotiation, preparation, completion and any registration of this Share Pledge will be paid by the Pledgors.

All costs incurred by the Pledgee related to the exercise of any of its powers and protection and enforcement of its interests and rights in relation with the Share Pledge in any court of law or otherwise shall, be borne by the Pledgors.

14.    ENTIRE AGREEMENT

This Share Pledge constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

15.    SUCCESSORS AND ASSIGNS

This Share Pledge shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees, except as may be expressly provided otherwise herein.

16.    SEVERABILITY

In case any one or more of the provisions contained in this Share Pledge shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Share Pledge and such invalid, illegal and unenforceable provision shall be modified and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

17.    SECTION HEADINGS

The headings contained in this Share Pledge are for reference purposes only and shall not in any way affect the meaning or interpretation of this Share Pledge.

18.   AMENDMENT

This Share Pledge may only be amended by an instrument in writing duly signed by all the Parties.

19.    GOVERNING LAW

This Share Pledge shall be governed by and construed and enforced in accordance with the laws of Cyprus.

20.    ARBITRATION

All disputes arising in connection with this Agreement shall be finally settled by arbitration. The arbitration shall be held in Cyprus and conducted in the English language in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules as at present in force. There shall be 3 arbitrators, one to be appointed by the claimant and/or claimants and one to be appointed by the respondent and/or respondents and the third to be appointed by the common agreement of the two arbitrators selected by the parties. In the event of a failure to agree on the appointment of arbitrators, the appointing authority shall be the London Court of International Arbitration. If the parties so agree, there shall be a sole arbitrator appointed by the London Court of International Arbitration Upon the award rendered an application may be made to the competent court for a judicial acceptance of the award and an order for enforcement.

Schedule 3 - 9

IN WITNESS whereof this Share Pledge has been duly executed the day and year first above written.

SIGNED FOR THE PLEDGOR 1	SIGNED FOR THE PLEDGEE

in the presence of

Witness	Witness

Witness	Witness

SIGNED FOR THE PLEDGOR 2	SIGNED FOR THE PLEDGOR 3

in the presence of

Witness	Witness

Witness	Witness

SIGNED FOR THE PLEDGOR 4

in the presence of

Witness

Witness

Schedule 3 - 10

APPENDIX "A1"

INSTRUMENT OF TRANSFER
I/WE

7L Capital Partners Emerging Europe LP, with registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by us/me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED
to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

Name: 7L Capital Partners Emerging Europe LP	Name:
Address: As above	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 3 - 11

APPENDIX "A2"

INSTRUMENT OF TRANSFER
I

Karlo Vlah

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED
to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

KARLO VLAH

Name:
Address:	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 3 - 12

APPENDIX "A3"

INSTRUMENT OF TRANSFER
I

Durda Vlah

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED
to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

DURDA VLAH

Name:
Address:	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 3 - 13

APPENDIX "A4"

INSTRUMENT OF TRANSFER
I

Josip Vlah

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED
to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

JOSIP VLAH

Name:
Address:	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 3 - 14

APPENDIX "B"

HERLONG ΙNVESTMENTS LIMITED
UNANIMOUS WRITTEN RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY DATED

By a unanimous written resolution of all the Directors of the Company, it is hereby resolved as follows:-

(1)    To approve of the following transfer of shares:

(i) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

from 7L Capital Partners Emerging Europe LP

(ii) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

from Karlo Vlah

(iii) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

From Durda Vlah

(iv) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

From Josip Vlah

to VelaTel Global Communications, Inc.

(2)   The secretary is instructed to take all appropriate steps to implement the above resolution.

(Sgd) __________

(Sgd) __________

(Sgd) __________

(Sgd) __________

(Sgd) __________

Schedule 3 - 15

APPENDIX "C1"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
We 7L Capital Partners Emerging Europe LP, with registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF  hereby constitute and appoint _________________________________, ___________________________  ___________________________, as our true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares (as this term is defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	We hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
We hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
7L Capital Partners Emerging Europe, LP

Schedule 3 - 16

APPENDIX "C2"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
I Karlo Vlah, resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 5891406711 hereby constitute and appoint _________________________________, ___________________________  ___________________________, as my true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares  (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares , and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares  may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Shares and/or the Further Shares.

(6)
Generally to act and deal in respect of the Default Shares  and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Shares and/or the Further Shares  as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	I hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
I hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
Karlo Vlah

Schedule 3 - 17

APPENDIX "C3"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
I Durda Vlah, resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 55417661185 hereby constitute and appoint _____________  _________________________  ___________  ________________ _________________________________________________ as my true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares  (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares , and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	I hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
I hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
Durda Vlah

Schedule 3 - 18

APPENDIX "C3"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
I Josip Vlah, resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 24162783756 hereby constitute and appoint _________________________________, ___________________________  ___________________________, as my true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares  (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares , and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	I hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
I hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
Josip Vlah

Schedule 3 - 19

APPENDIX "D"

LETTER OF RESIGNATION

To:	HERLONG ΙNVESTMENTS LIMITED, of Nicosia Cyprus ("the Company")
CC:	VelaTel Global Communications, Inc.
Date:

Dear Sirs,

I hereby resign from my position as a Director of the Company with effect from the date of this letter.

I hereby confirm that I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully,

(Sgd) __________

[to be signed by each Director of the Company appointed by the Pledgors]

Schedule 3 - 20

APPENDIX "E"

LETTER OF AUTHORITY AND UNDERTAKING

TO:	VelaTel Global Communications, Inc. ("the Pledgee")

DATED: ___________, 2011

Dear Sirs,

HERLONG ΙNVESTMENTS LIMITED ("THE COMPANY")

I, the undersigned, holding the office of Director in the Company and for good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged) I hereby irrevocably authorise and undertake with the Pledgee that:

1)
For so long as any Obligations are outstanding (as these are defined in the Share Pledge of even date granted by 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah, as Pledgors) I will not act alone or in concert with any one or more of my fellow directors or officers of the Company or with any other person, enter into or accept or authorise any act or commitment in contravention of the covenants under the Agreement or the Share Pledge;

2)
I hereby irrevocably authorise the Pledgee at any time on or after the occurrence of a Default (as defined in the Share Pledge) to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Share Pledge.

All capitalized terms in the Share Pledge shall have the same meaning in the present letter.

Yours faithfully,

[to be signed by each Director of the Company appointed by the Pledgors]

Schedule 3 - 21

APPENDIX "F"

WAIVER

To the Board of Directors
of HERLONG INVESTMENTS LIMITED
[insert address]

We, ____________________ of _________, hereby confirm that in connection with the proposed transfer of _______ shares of Euro 1,00 each from 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah, to  VelaTel Global Communications, Inc. we do not wish to exercise any options or rights vested in us by virtue of the provisions of the Company's Articles of Association and we declare that they may transfer such shares to any person or persons that they may consider proper.

Signed this ___________ day of ________, 20__

___________________________________
[insert name of Shareholder]

Schedule 3 - 22

APPENDIX "G"

CERTIFICATE

It is hereby certified that a Memorandum has been duly made in the Register of Members of the HERLONG INVESTMENTS LIMITED (the “Company”) to the effect that share certificate numbered ______ representing _____ shares in the issued capital of the Company, described in the schedule hereunder, have been pledged to VelaTel Global Communications, Inc.,  (the “Pledgee”) in accordance with the terms and conditions of the Share Pledge Agreement dated _____________ between VelaTel Global Communications, Inc., as Pledgee, on the one hand, and 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”), due notice of the said pledge having been given to the Company by the Pledgee, accompanied by a copy of the Pledge.

It is further certified that we have not heretofore received any other Notice of Pledge in relation to the said shares which is still subsisting.

SCHEDULE

[●] fully paid ordinary shares of €[●] each held by:

Messrs.
[________________]

Dated this ___ day of _______

______________________________
[NAME]

Secretary to the Company

Schedule 3 - 23

APPENDIX “H”

DEFAULT NOTICE

To:

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, VelaTel and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to Clause 3(b) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ____________ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”), an Event of Default (as this is defined in the Share Pledge) has taken place and hereby request that you release and deliver to us the __________________

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement (as the case may be).

Yours Truly

_______________________________
Title:

Schedule 3 - 24

APPENDIX “I”

RELEASE NOTICE

To:

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to Clause 3 (c) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ____________ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Đurđa Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”) and hereby request that you release and deliver to the Pledgors the __________________

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement.

Yours Truly

VelaTel Global Communications, Inc.

_______________________________
Title:

Schedule 3 - 25

ESCROW AGREEMENT I

THIS ESCROW AGREEMENT dated the _________ day of December 2011 is made between:

1.   7L Capital Partners Emerging Europe LP a limited partnership incorporated in Guernsey, having its registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF, duly and legally represented by Mr. Salvator Levis (hereinafter “7LCPEELP” or the “Pledgor 1").

2.   Karlo Vlah resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 5891406711 (“Pledgor 2”).

3.   Đurđa Vlah resident of Croatia Merhatovec 5, HR-40314 Selnica, OIB: 55417661185 (“Pledgor 3”).

4.   Josip Vlah resident of Croatia Merhatovec 5, HR-40314 Selnica, OIB: 24162783756 (“Pledgor 4”).

(the aforementioned numbers 1, 2, 3 and 4 hereinafter referred to jointly as “Pledgors”).

5.   VelaTel Global Communications, Inc., a United States (“US”) corporation, organized under the laws of the state of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by George Alvarez (hereinafter “VelaTel" or the "Pledgee").

AND

6.   Inter Jura Cy (Trusts) Limited, a private limited liability company incorporated under the laws of Cyprus, with registration number 19433, having its registered office at 1 Lampousas Street, 1095, Nicosia, Cyprus, duly and legally represented by [●] (hereinafter the “Escrow Agent”).

(Jointly hereinafter referred to as the “Parties”).

A.    WHEREAS, the Pledgors  are the registered owners of 16,281 Common Shares of par value €1 each in “HERLONG ΙNVESTMENTS LIMITED” (referred to as the “Company”) bearing issuance no [●],  which are embodied in share certificates no [●] and represent jointly 25% of the issued Common Shares in the share capital of the Company. Pledgor 1 holds 15,381 Common Shares in the Company (“Shares 1”). Pledgor 2 holds 450 Common Shares in the Company (“Shares 2”). Pledgor 3 holds 225 Common Shares in the Company (“Shares 3”). Pledgor 4 holds 225 Common Shares in the Company (“Shares 4”). Shares 1, Shares 2, Shares 3 and Shares 4 shall hereinafter jointly be referred to as “Shares”).

B.    WHEREAS, pursuant to a pledge agreement of even date (the “Share Pledge”) the Pledgors have pledged in favour of the Pledgee the Shares and/or any Further Shares and the Share Certificates. Copy of the Share Pledge is attached hereto in Schedule “●”;

C.    WHEREAS, pursuant to Section 4 of the Share Pledge the Pledgors agreed to deliver to the Escrow Agent the Escrow Documents referred to in clause 4.01 of the Share Pledge;

D.   WHEREAS, the Pledgee and the Pledgors have requested the Escrow Agent to act as the escrow agent of the Escrow Documents; and

E.    WHEREAS, the Escrow Agent has agreed to act as the escrow agent of the Escrow Documents.

Schedule 4 - 1

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   Definitions

Unless otherwise defined herein, capitalised terms used in this Agreement shall bear the meaning given to them in the Share Pledge.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for business in Cyprus;

“Liability” means any loss, damage, cost, charge, claim, demand, expense, penalty, judgment, demand, action proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

2.1   Appointment of the Escrow Agent

The Pledgee and the Pledgors hereby appoint the Escrow Agent as escrow agent in accordance with the terms of this Agreement and the Escrow Agent hereby accept his said appointment as escrow agent

2.2   Delivery of Escrow Documents

(a)
Simultaneously with the execution of this Agreement, the Pledgors shall transfer to the Escrow Agent the Escrow Documents which comprise of the following documents: (i) all share certificates representing the Shares; (ii) undated blank instrument of transfer in respect of the Shares duly executed by each of Pledgors, in the form set out in Appendices "A1", "A2", "A3" and "A4" hereto; (iii) undated blank resolution of the board of directors of the Company approving of the transfer of shares, in the form set out in Appendix "B" hereto; (iv) an irrevocable proxy and power of attorney from each of the Pledgors, in the form set out in Appendices "C1", "C2", "C3" and"C4"hereto; (v) undated, duly signed letters of resignation from each of the Directors appointed by the Pledgors and the Secretary of the Company, in the form set out in Appendix "D" hereto; (vi) a letter of authority and undertaking from each of the Directors appointed by the Pledgors and the Secretary of the Company, in the form set out in Appendix "E" hereto; (vii) a waiver letter signed by each shareholder of the Company, other than the Pledge, in the form set out in Appendix F;

(b)
In the time between the date of the execution of this Agreement and until expiry of the Security Period (as this is defined in the Share Pledge), each of the Pledgors irrevocably and unconditionally covenant with the Pledgee that: (i) Pledgor 1 shall procure that there shall be no change in the director of the Company appointed by Pledgor 1 without the prior consent in writing of the Pledgee. In the event of a change in and/or resignation of the director of the Company appointed by Pledgor 1, Pledgor 1 shall within two (2) Business Days from the date it receives a notice of such a change to procure to deliver to the Escrow Agent updated versions of the documents in the form attached herewith as Appendices B, D and E, duly executed by the new director of the Company appointed by Pledgor 1; and (ii) each of the Pledgors shall procure that in the event of a new shareholder subscribing to shares in the Company, then each of the Pledgors shall within two (2) Business Days from the date they receive a notice of such a change to procure to deliver to the Escrow Agent a waiver letter by this new shareholder in the form attached herewith as Appendix F.

(c)
If at any time between the date of the execution of this Agreement and until the expiry of the Security Period, any Further Shares are issued to the Pledgors, then each of the Pledgors will deliver or procure to be delivered to the Escrow Agent, immediately upon the issue of any Further Shares to the Pledgors: Undated blank instruments of transfer in respect of the Further Shares, duly executed by each of the Pledgor, in the form set out in Appendices "A1", "A2", "A3" and "A4" hereto, as amended to refer to the Further Shares: (i) the original Share Certificates issued in relation to the Further Shares; and (ii) an original and undated blank resolution of the Director of the Company appointed by Pledgor 1 approving of the transfer of the Further Shares, in the form set out in Appendix "B" hereto, as amended to refer to the Further Shares.

Schedule 4 - 2

3.   Duties of the Escrow Agent

(a)
The Escrow Agent shall during the continuation of this Agreement keep the Escrow Documents in safe custody and shall not release all or any of them to any party except according to the provisions of this Agreement.

(b)
(i) If at any time between the date of the execution of this Agreement and until expiry of the Security Period (as this is defined in the Share Pledge) the Escrow Agent receives written notice (the “Event of Default Notice”), according to the form of the attached Appendix “G” hereof, from the Pledgee, stating that the Pledgors are in breach of the Share Pledge and requesting the Escrow Agent to release such Escrow Documents as these appear in the Event of Default Notice to the Pledgee, the Escrow Agent shall, within two (2) Business Days of receipt of the Event of Default Notice, release and deliver the Escrow Documents to the Pledgee, provided that the outstanding fees of the Escrow Agent as set out in section 6 have been settled in full, in which case the duties and obligations of the Escrow Agent will expire and/or otherwise terminate without any Liability on the part of the Escrow Agent. Upon receipt of the Escrow Documents by the Pledgee, the Pledgee shall send a notice in writing to the Escrow Agent and the Pledgor that the Escrow Documents have been safely received.

Thereafter, the Pledgee shall have the sole right and responsibility to put into effect all or any Escrow Documents in accordance with provisions of the Share Pledge and deliver these to the secretary of the Company in order to record the transfer of the Default Shares in accordance with the Escrow Documents.

(ii) In case of Partial Enforcement (as this is defined in the Share Pledge) and upon notification by the Pledgee of completion of the Escrow Documents, the Pledgors shall deliver or procure to deliver to the Escrow Agent, the updated Escrow Documents representing the remainder of the Shares and/or Further Shares which continue to be pledged and charged in accordance with the terms of Share Pledge I. Any reference in this Escrow Agreement to the Shares and/or Further Shares shall from then on be a reference to the remaining amount of Common Shares (not part of the Partial Enforcement, i.e. Shares and/or Further Shares – Default Shares = remaining amount of Shares and/or Further Shares) which are held by the Pledgors and which shall not exceed 25% of the Company’s total Common Shares. The provisions of the Escrow Agreement shall continue to apply and be binding to all the Parties, in relation to the remaining amount of the Shares and/or Further Shares.

(c)
If at any time between the date of the execution of this Agreement and until expiry of the Security Period (as this is defined in the Share Pledge) the Escrow Agent receives written notice (the “Release Notice”), according to the form of the attached Appendix “H” hereof, from the Pledgee, the Escrow Agent shall, within two (2) Business Days of receipt of the Release Notice, release and deliver the Escrow Documents as these appear in the Release Notice to the Pledgor provided that the outstanding fees of the Escrow Agent as set out in clause 6 have been settled in full, in which case the duties and obligations of the Escrow Agent will expire and/or otherwise terminate without any Liability on the part of the Escrow Agent. Upon receipt of the Escrow Documents by the Pledgors, the Pledgors shall send a notice in writing to the Escrow Agent and the Pledgee that the Escrow Documents have been safely received.

(d)
In case of a Permitted Transfer subject to the terms and conditions of Clause 3.07 of the Share Pledge, the Pledgee shall send to the Escrow Agent a Release Notice, signed by the authorised signatory of the Pledgee, under the condition that NewCo will pledge and charge the Shares and/or Further Shares it holds in the Company in favour of the Pledgee. The Parties will simultaneously execute such an amending escrow agreement as is necessary and NewCo as the new pledgor will deliver the Escrow Document to the Escrow Agent.

Schedule 4 - 3

4.   Authority of the Escrow Agent

The Pledgee and each of the Pledgors hereby authorise the Escrow Agent and the Escrow Agent hereby agrees to hold and deliver the Escrow Documents in accordance with and subject to the terms and conditions of this Agreement.

If the Escrow Agent whether original, additional or substituted dies or gives notice of a desire to withdraw and is discharged from these trusts or refuses or becomes unfit to act then the Pledgee may by instrument appoint one other person to be an Escrow Agent in his place. The same will apply if any one of Escrow Agent’s successors is deceased or desires to withdraw or is discharged or refuses or becomes unfit to act.

5.   Termination

This Agreement shall be terminated on the delivery of the Escrow Documents by the Escrow Agent to either of the Pledgee and the Pledgors in accordance with this Agreement.

6.   Escrow Agents’ Fees

(a)
The initial fees of the Escrow Agent for the first year of the term of its acting as Escrow Agent shall be Euro [●] (plus any disbursements and VAT, if applicable) (the “Initial Fees”).  The Initial Fees shall be payable by the Pledgors upon execution and delivery of this Agreement.

(b)
An annual fee of Euro [●] (plus any disbursements and VAT, if applicable) shall be payable on every anniversary from the date of signature of this Agreement (the “Annual Fee”), until termination or expiry of the same.  The Annual Fee shall be payable by the Pledgor within five (5) Business Days from the date of issue of the relevant note of charges and out of pocket expenses by the Escrow Agent. No action shall be taken by the Escrow Agent in accordance with Section 3 unless all outstanding fees are settled in full.

(c)
An enforcement fee of Euro [●] (plus any disbursements and VAT, if applicable) shall be payable upon receipt by the Escrow Agent of the Event of Default Notice or the Release Notice (as the case may be) (the “Enforcement Fee”). The Enforcement Fee shall be payable by the Pledgor within five (5) Business Days from the date of issue of the relevant note of charges and out of pocket expenses by the Escrow Agent. No action shall be taken by the Escrow Agent in accordance with Section 3 unless all outstanding fees are settled in full.

(d)
Each of the Pledgors pro rata to their shareholding in the Company shall be liable for and shall pay to the Escrow Agent, ondemand, all charges, costs and expenses reasonably and properly incurred and documented (including legal expenses) which the Escrow Agent may incur in relation to the performance of its obligations hereunder.

7.   Rights and Obligations of Escrow Agent

(a)
The Escrow Agent shall have the duties, and only those duties, set out expressly in this Agreement and there can be no other implied responsibilities or obligations upon the Escrow Agent.  The duties and obligations of the Escrow Agent in relation to the Escrow Documents will be terminated and discharged without any Liability when the Escrow Agent releases the Escrow Documents in accordance with Section 3.

(b)
The Escrow Agent shall not be liable for any error of judgement or for any act done or omitted to be done by the Escrow Agent in good faith including, without limitation, any act done or omitted to be done by the Escrow Agent in compliance with its obligations under any applicable law or in accordance with an order of a court or tribunal or governmental authority.

Schedule 4 - 4

(c)
Each of the Pledgors and/or the Pledgee undertakes to indemnify the Escrow Agent,  and hold the Escrow Agent harmless on demand, against any and all losses, claims, damages, costs, demands, Liabilities, expenses and/or proceedings whether arising under contract, tort or otherwise including,  reasonable costs of investigation, experts and counsel fees and disbursements which may be incurred or suffered by, or made against the Escrow Agent in connection with or arising in any way out of or in consequence of the Escrow Agent’s acceptance of its appointment as Escrow Agent hereunder or the performance or non-performance of the Escrow Agent’ duties hereunder, including, without limitation, any arbitration or litigation arising from this Agreement or the Share Pledge or other related agreement, except as arising out of fraud or gross negligence of the Escrow Agent.

(d)	In no circumstances shall the Escrow Agent have any obligation to make any payment or make any transfer of shares pursuant to this Agreement under the terms and conditions of this Agreement.

(e)
The Escrow Agent shall be unconditionally discharged from all further duties, obligation and under this Agreement and from all Liabilities upon the release of the Escrow Documents as provided in this Agreement.

(f)
If there is a dispute under this Agreement and/or under the Share Pledge or other related agreement, the Escrow Agent shall be entitled, upon respective instruction from the court or an arbitral tribunal, to release the Escrow Documents to any court or arbitral tribunal of competent jurisdiction, and thereupon to be discharged from all further duties and obligations without any Liability under this Agreement and the Escrow Agent shall be indemnified in accordance with section 7(c).d

8.   Notices

(a)
All notices, demands and other communications required to be given pursuant to this Agreement shall be in writing and may be given by post, hand or telecopy transmission addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor):

If to the Pledgee:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
San Diego, CA  92130
Attn: Kenneth Waggoner
Tel: + (760) 230-8986
Fax: + (760) 359-7042
Email: kwaggoner@velatel.com

If to Pledgor:

7L Equity Partners (Emerging Europe) Limited
Carinthia House
9-12 The Grange
St Peter Port
Guernsey, GY1 4BF
Great Britain
Attn. Mr. Jacques Vermeulen
Tel.:  +44 1481 743 758
Fax:  +44 1481 734 301
Email: jacques.vermeulen@augentius.com

Schedule 4 - 5

If to Pledge Agent:

Inter Jura Cy (Trusts) Limited
1 Lampousas Street, 1095
Nicosia, Cyprus
Attn: ____
Tel:
Fax:
Email:

(b)	Notices shall become effective upon actual receipt by the party intended unless expressly otherwise provided in this Agreement.

(c)
The Pledgee and each of the Pledgors authorise the Escrow Agent to accept notices from each of them if they are signed on their behalf by the person signing the present Agreement on their behalf or by any other person appointed by their board of directors.

(d)
The Escrow Agent shall not be held responsible for any loss, liability, damage or expense that may result from, or in connection with, any unauthorised instructions or equipment malfunction except if caused by fraud or negligence of the Escrow Agent.

9.   Delivery of Escrow Documents

Any delivery of the Escrow Documents by the Escrow Agent shall be deemed to be duly effected if they are delivered by hand to:

If to the Pledgors:

[●]
If to the Pledgee:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
Sean Diego, CA 92130  USA

10.   Representations and Warranties

Each party represents and warrants to the other party that:

(a)	such party has the power, authority and capacity (or, in the case of any party that is a company, all corporate power and authority, as the case may be) to execute, deliver and perform this Agreement;

(b)	in the case of a party that is a company, the execution, delivery and performance of this Agreement by such party has been duly and validly authorized and approved by all necessary corporate action;

(c)
this Agreement has been duly and validly executed and delivered by such party and constitutes a valid and legally binding obligation of such party, enforceable in accordance with its terms, subject to bankruptcy, insolvency, Or other similar laws affecting or relating to creditors’ rights; and

Schedule 4 - 6

(d)
the execution, delivery and performance of this Agreement by such party does not and will not violate the terms of or result in the acceleration of any obligation under (A) any material contract, commitment or other material instrument to which such party is a party or by which such party is bound or (B) in the case of a party that is a company, its Articles of Association.

11.   Specific Performance

The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

12.   Entire Agreement

This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

13.   Successors and Assigns

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees, except as may be expressly provided otherwise herein.

14.   Severability

In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be modified and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

15.   Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.   Section Headings

The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

17.   Time

Time is of the essence for this Agreement.

18.   Arbitration

All disputes arising in connection with this Agreement shall be finally settled by arbitration. The arbitration shall be held in Cyprus and conducted in the English language in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules as at present in force. There shall be 3 arbitrators, one to be appointed by the claimant and/or claimants and one to be appointed by the respondent and/or respondents and the third to be appointed by the common agreement of the two arbitrators selected by the parties. In the event of a failure to agree on the appointment of arbitrators, the appointing authority shall be the London Court of International Arbitration. If the parties so agree, there shall be a sole arbitrator appointed by the London Court of International Arbitration Upon the award rendered an application may be made to the competent court for a judicial acceptance of the award and an order for enforcement.

19.   Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws (other than the conflict of laws rules) of Cyprus.

Schedule 4 - 7

IN WITNESS WHEREOF the parties hereto have set their hands, as of the day of the year first above mentioned.

THE PLEDGEE

[ ●]	In the presence of:

By:	Name:
Title:

SIGNED FOR THE PLEDGOR 1

SIGNED FOR THE PLEDGOR 2	SIGNED FOR THE PLEDGOR 3

in the presence of

Witness	Witness

Witness	Witness

SIGNED FOR THE PLEDGOR 4

Witness

Witness

THE ESCROW AGENT

In the presence of:

Name:

Schedule 4 - 8

APPENDIX "A1"

INSTRUMENT OF TRANSFER

I/WE

7L Capital Partners Emerging Europe LP, with registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by us/me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED

to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

Name: 7L Capital Partners Emerging	Name:
Address: As above	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 4 - 9

APPENDIX "A2"

INSTRUMENT OF TRANSFER

I

Karlo Vlah

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED

to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)
KARLO VLAH

Name:
Address:	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 4 - 10

APPENDIX "A3"

INSTRUMENT OF TRANSFER

I

Durda Vlah

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED

to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

DURDA VLAH

Name:
Address:	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 4 - 11

APPENDIX "A4"

INSTRUMENT OF TRANSFER

I

Josip Vlah

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED

to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

JOSIP VLAH

Name:
Address:	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 4 - 12

APPENDIX "B"

HERLONG ΙNVESTMENTS LIMITED

UNANIMOUS WRITTEN RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY DATED

By a unanimous written resolution of all the Directors of the Company, it is hereby resolved as follows:-

(1)       To approve of the following transfer of shares:

(i) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

from 7L Capital Partners Emerging Europe LP

(ii) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

from Karlo Vlah

(iii) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

From Durda Vlah

(iv) ___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

From Josip Vlah

to VelaTel Global Communications, Inc

(2)   The secretary is instructed to take all appropriate steps to implement the above resolution.

(Sgd) __________

(Sgd) __________

(Sgd) __________

(Sgd) __________

(Sgd) __________

Schedule 4 - 13

APPENDIX "C1"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
We 7L Capital Partners Emerging, with registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF, represented by Salvator Lavis, hereby constitute and appoint _________________________________, ___________________________  ___________________________, as our true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	We hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
We hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
7L Capital Partners Emerging Europe LP

Schedule 4 - 14

APPENDIX "C2"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
I Karlo Vlah, resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 5891406711 hereby constitute and appoint _________________________________, ___________________________  ___________________________, as my true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	I hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
I hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
Karlo Vlah

Schedule 4 - 15

APPENDIX "C3"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
I Durda Vlah, resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 55417661185 hereby constitute and appoint _________________________________, ___________________________  ___________________________ as my true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	I hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
I hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
Durda Vlah

Schedule 4 - 16

APPENDIX "C4"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH SECTION 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
I Josip Vlah, resident of Croatia, Merhatovec 5, HR-40314 Selnica, OIB: 24162783756 hereby constitute and appoint _________________________________, ___________________________  ___________________________, as my true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Durda Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Default Shares and/or the Further Shares (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Default Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Default Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Default Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Default Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Default Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Default Shares.

(6)	Generally to act and deal in respect of the Default Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Default Shares as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Default Shares are hereby revoked.

3.	I hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
I hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
Josip Vlah

Schedule 4 - 17

APPENDIX "D"

LETTER OF RESIGNATION

To:	HERLONG ΙNVESTMENTS LIMITED, of Nicosia Cyprus ("the Company")
CC:	VelaTel Global Communications, Inc
Date:

Dear Sirs,

I hereby resign from my position as a Director of the Company with effect from the date of this letter.

I hereby confirm that I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully,

(Sgd) __________

[to be signed by each Director of the Company appointed by the Pledgors]

Schedule 4 - 18

APPENDIX "E"

LETTER OF AUTHORITY AND UNDERTAKING

TO:	VelaTel Global Communications, Inc ("the Pledgee")

DATED: _________, 2011

Dear Sirs,

HERLONG ΙNVESTMENTS LIMITED ("The Company")

I, the undersigned, holding the office of Director in the Company and for good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged) I hereby irrevocably authorise and undertake with the Pledgee that:

1)
For so long as any Obligations are outstanding (as these are defined in the Share Pledge of even date granted by 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah, as Pledgors) I will not act alone or in concert with any one or more of my fellow directors or officers of the Company or with any other person, enter into or accept or authorise any act or commitment in contravention of the covenants under the Agreement or the Share Pledge;

2)
I hereby irrevocably authorise the Pledgee at any time on or after the occurrence of a Default (as defined in the Share Pledge) to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Share Pledge.

All capitalized terms in the Share Pledge shall have the same meaning in the present letter.

Yours faithfully,

[to be signed by each Director of the Company appointed by the Pledgors]

Schedule 4 - 19

APPENDIX "F"

WAIVER

To the Board of Directors
of HERLONG INVESTMENTS LIMITED
[insert address]

We, ______________________ of _________, hereby confirm that in connection with the proposed transfer of _________ shares of Euro 1,00 each from 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah, to  VelaTel Global Communications, Inc. we do not wish to exercise any options or rights vested in us by virtue of the provisions of the Company's Articles of Association and we declare that they may transfer such shares to any person or persons that they may consider proper.

Signed this ___________ day of ________, 20__

___________________________________
[insert name of Shareholder]

Schedule 4 - 20

APPENDIX “H”

DEFAULT NOTICE

To:

________________________

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, VelaTel and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to Clause 3(b) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ______________ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”), an Event of Default (as this is defined in the Share Pledge) has taken place and hereby request that you release and deliver to us the __________________

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement (as the case may be).

Yours Truly

_______________________________
Title:

Schedule 4 - 21

APPENDIX “I”

RELEASE NOTICE

To:

________________________

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, 7L Capital Partners Emerging Europe LP, Karlo Vlah, Đurđa Vlah and Josip Vlah and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to Clause 3 (c) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ______________ between VelaTel Global Communications, Inc. as Pledgee, on the one hand, and 7L Capital Partners Emerging Group LP, Karlo Vlah, Đurđa Vlah and Josip Vlah as Pledgors, on the other hand (the “Share Pledge”) and hereby request that you release and deliver to the Pledgors the __________________

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement.

Yours Truly

VelaTel Global Communications, Inc.

_______________________________
Title:

Schedule 4 - 22

SHARE PLEDGE AGREEMENT II

THIS SHARE PLEDGE AGREEMENT (the "Share Pledge") dated the ___ day of December, 2011 is made between:

1.   VelaTel Global Communications, Inc., a United States (“US”) corporation, organized under the laws of the state of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by  George Alvarez (hereinafter “VelaTel" or the “Pledgor")

AND

2.   7L Capital Partners Emerging Europe LP a limited partnership incorporated in Guernsey, having its registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF, duly and legally represented by Mr. Salvator Levis (hereinafter “7LCP” or the "Pledgee").

(Jointly hereinafter referred to as the “Parties”)

WHEREAS:

A.
At the date of this Share Pledge the Pledgor is the registered owner of 48,843 Common Shares of par value € 1 each in “HERLONG ΙNVESTMENTS LIMITED” (referred to as the “Company”) bearing issuance no [●], which are embodied in share certificates no [●] and [●] and represent 75% of the issued Common Shares in the share capital of the Company (hereinafter referred to as “Shares”).

B.
The Pledgor has agreed to provide in favour of the Pledgee a pledge over the Shares, which are legally held by the Pledgor, as security for the performance by the Pledgor of its obligations under the Business Cooperation Agreement between the Pledgor, the Pledgee, the Company, Karlo Vlah, Đurđa Vlah and Josip Vlah dated [●] (hereinafter referred to as the “Agreement”).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    CHARGE AND PLEDGE

1.01
As security for all present and future liabilities and obligations that the Pledgor has towards the Pledgee and/or the Companies under the Agreement starting from the execution of the same, i.e. for the fulfilment by the Pledgor of its obligations pursuant to Sections 13 and 14 of the Agreement and especially its undertakings that it will fulfil its obligations and will pay to the Company the amounts described in Section 13.2 I-VI of the Agreement (the “Obligations”), the Pledgor hereby pledges, charges and assigns to the Pledgee the Shares, any further ordinary shares in the Company at any time issued to the Pledgor during the Security Period (as defined in clause 7 below), whether in addition to or in exchange of or in substitution of or in replacement of the Shares (the “Further Shares”) and pledges all of the aforementioned share certificates numbered ___ (the “Share Certificate 1”) and ___ (the “Share Certificate 2”) representing the Shares, as well as any substitute/additional share certificate issued in replacement of the above (together the “Share Certificates”).

1.02
The Pledgor will take any and all further legal steps required by the Pledgee to obtain legal protection for the Pledgee’s rights under this Share Pledge. Any required step shall be reasonable, without prejudice to the rights and obligations of the Pledgor and should be expressed in writing by the Pledgee.

Schedule 5 - 1

1.03
The Pledgor undertakes the obligation to deliver the Escrow Documents 1 and Escrow Documents 2 as the terms are defined in clause 4 to [●] (“Escrow Agent”), in order to be held in escrow according to the terms and conditions of an escrow agreement (the “Escrow Agreement”) which is being signed at the same time with the Share Pledge.

1.04	Except as otherwise defined herein, all terms used herein and defined in the Agreement shall be interpreted herein as so defined.

2.   REPRESENTATIONS AND WARRANTIES

2.01	The Pledgor hereby represents and warrants to the Pledgee that:

(a)	the Pledgor is a company validly existing under the laws of the state of Nevada and has full power and authority to carry on its business as it is being conducted and to own its assets;

(b)
the Pledgor is the registered owner of all of the Shares charged pursuant to this Share Pledge, and has full right in and title to the said Shares and the said Shares are free from any charge, lien or encumbrance of any kind save as created pursuant to (or referred to) in this Share Pledge;

(c)
the Pledgor has full power and authority: (i) to execute and deliver this Share Pledge and all notices, certificates and other documents related to this transaction and (ii) to comply with the provisions of, and perform all its obligations under this Share Pledge;

(d)	the Pledgor has taken all necessary corporate and other action to authorize the execution and delivery of this Share Pledge;

(e)	this Share Pledge constitutes the Pledgor’s legal, valid and binding obligations enforceable against the Pledgor in accordance with its terms;

(f)
the entry into and performance by the Pledgor of this Share Pledge does not and will not violate in any respect: (i) any law or regulation of any governmental or official authority or body, or (ii) the constitutional documents of the Pledgor, or (iii) any agreement, contract or other undertaking to which the Pledgor is a party or which is binding upon the Pledgor or any of its property or assets;

(g)
all consents, licenses, approvals and authorisations which are required in connection with the execution, validity, performance or enforceability of this Share Pledge have been obtained and are valid and subsisting at the date hereof;

3.   PRESERVATION OF SHARES AND SECURITY

During the Security Period (as defined in clause 7 below) and until the Obligations have been discharged in full, the Parties covenant to each other as follows:

3.01
The Pledgor shall defend at its own cost the Shares and all the Pledgee’s rights, title and interest in and to the Shares and to any Further Shares against the claims of any third parties; in the event of failure by the Pledgor to diligently defend against or discharge any claim that contests or is otherwise inconsistent with any such rights, title, or interest of the Pledgee, the Pledgee shall inform in writing the Pledgor requesting the latter to forthwith proceed to any action required so that the Pledgor’s obligations under this clause are fulfilled. In case the Pledgor does not proceed to the actions required within 10 Business days, the Pledgee in its sole discretion, may contest, settle or discharge any such claim, and Pledgor shall pay to the Pledgee, upon written demand, the costs and expenses, including attorney’s fees, thereof.

3.02
The Pledgor shall promptly notify the Pledgee of any attachment or other legal process levied or attempted to be levied against any of the Shares and/or Further Shares, of any loss or damage to the Shares and/or Further Shares and of any other event affecting any of the Shares and /or the Further Shares that might in any way have an adverse effect on the validity or enforceability of the Share Pledge created hereby or on the rights or remedies of the Pledgee hereunder.

Schedule 5 - 2

3.03
The Parties agree that the pledge shall not be extended to voting rights, dividends, interest and other monies paid or payable or rights or property accruing as at or after the date hereof on or in respect of all or any of the Shares and/or the Further Shares, unless there is an Event of  Default (as described below), in which case the total of the rights attached to the Shares and/or the Further Shares shall be exercised by the Pledgee, upon the latter’s written notice towards the Pledgor and the Company.

3.04
The Pledgor shall from time to time furnish notices and obtain consents from all other persons, and properly ensure all other recordations and registrations, as the Pledgee may determine to be necessary in its sole discretion for the realisation of the Pledgee’s rights hereunder.

3.05
The Pledgor shall not create or permit to exist by any means any pledge, charge, lien, transfer of rights, assignment, agreement or arrangement for security of any kind on or in connection with any part of the Shares and/or any Further Shares other than this Share Pledge.

3.06
The Pledgor subject to the provisions of clause 3.07 below shall not sell, assign, transfer, lease or otherwise dispose or attempt to dispose in any manner all or any part of the Shares and/or the Further Shares.

3.07
The Pledgor pursuant to the provisions of clause 17.2.1 of the Agreement will be entitled to sell and transfer subject to the prior consent of the Pledgee conditional on the terms and conditions of this clause 3.07 (the “Permitted Transfer”), part of the Shares which shall not exceed 24% of the Company’s total issued Common Shares (the “Permitted Percentage”). It is explicitly acknowledged and agreed between the Parties that should the transfer of such number of Shares which corresponds to the Permitted Percentage (the “Transferred Shares”) take place before the end of the Security Period (as this is defined in clause 7 below), the Pledgee will consent to the release and delivery of the Escrow Documents No. 1 (as defined in Clause 4 below) back to the Pledgor in accordance with the terms of Clause 7 below, on the following conditions being met:

(i)	the Pledgor’s shareholding percentage in the Company remaining after the transfer of the Transferred Shares will not lead to its losing control of the Company’s Common Shares; and

(ii)	that the Transferred Shares will continue to be pledged in favour of the Pledgee and the new shareholder thereof will pledge and charge the Transferred Shares in favour of the Pledgee; and

(iii)
the new shareholder of the Transferred Shares will simultaneously enter into a share pledge agreement over the Transferred Shares containing similar provisions as this Share Pledge in the form set out in Schedule C;

(the conditions listed in (i), (ii) and (iii) will jointly be referred to as the “Conditions”).

Failure to comply with the Conditions will give the right to the Pledgee to refuse the proposed transfer of the Transferred Shares and by extension, the release and delivery of the Escrow Documents No. 1. In case of successful and full compliance with the Conditions and completion of the Permitted Transfer any reference in this Share Pledge to the Shares shall from then on be a reference to the remaining amount of Common Shares which are owned by the Pledgor and which shall be greater than 50.9% of the Company’s total Common Shares.

3.08	The Pledgor shall not take any action, which could hinder the performance of this Share Pledge or give rise to a breach hereof.

3.09	The Pledgor shall take all necessary steps and actions to ensure that this Share Pledge is perfected in accordance with Cyprus and any other applicable law.

3.10
The Pledgor shall take all necessary steps and actions to ensure that the members of the Board of Directors of the Company shall remain those appearing in Appendix B hereto as long as this Share Pledge is in force. In any case, if there is a need to change the composition of the Board of Directors of the Company, the Pledgor shall ensure that clause 10 hereof is implemented.

3.11
The Pledgor shall not cause or permit the change in the Articles of Association of the Company without the Pledgee’s prior written consent, if such change alters in any way whatsoever the validity and effect of this Share Pledge.

Schedule 5 - 3

4.    DEPOSIT OF ESCROW DOCUMENTS

4.01	The Pledgor, simultaneously with the execution of this Share Pledge and the Escrow Agreement, shall deliver to the Escrow Agent:

(a)	All share certificates representing approximately 24% of the issued Common Shares of the Company (i.e. 15,630 Ordinary shares) (the “Shares No. 1”);

(hereinafter referred to as “Escrow Documents No. 1”)

4.02	The Pledgor, simultaneously with the execution of this Share Pledge and the Escrow Agreement, shall deliver to the Escrow Agent:

(a)	All share certificates representing approximately 51% of the issued Common Shares of the Company (i.e. 33,213 ordinary shares) (the “Shares No. 2”);

(b)	Undated blank instrument of transfer in respect of the Shares duly executed by the Pledgor, in the form set out in Appendix "A" hereto;

(c)	An original, undated blank resolution of the board of directors of the Company approving the transfer of any of the Shares , in the form set out in Appendix "B" hereto;

(b)
An original and dated irrevocable proxy and power of attorney from the Pledgor, in the form set out in Appendix "C" hereto duly executed, accompanied by a certified true copy (with the original to follow) of a dated and duly executed resolution (or other corporate approval required by applicable law) approving the issuance of the said proxy and power of attorney;

(c)	Undated, duly signed letters of resignation from each of the Directors and the Secretary of the Company, in the form set out in Appendix "D" hereto;

(d)	A letter of authority and undertaking from each of the Directors and the Secretary of the Company, in the form set out in Appendix "E" hereto;

(e)
Undated, duly signed letters by the other shareholders of the Company, waiving their pre-emption rights in relation to the transfer of the Shares by the Pledgor to the Pledgee, in the form set out in Appendix “F” hereto.

(hereinafter the documents under (a) to (g) above shall jointly be referred to as the “Escrow Documents No. 2”).

The Escrow Documents No.1 and Escrow Documents No. 2 shall jointly be referred to as the “Escrow Documents”.

4.03
In case of a Permitted Transfer, the Pledgor shall deliver or procure to be delivered to the Escrow Agent simultaneously with the transfer of the Transferred Shares and the completion of the Conditions, a share certificate representing the Shares represented by the remainder of the Permitted Percentage which continues to be pledged and charged in accordance with the terms of this Share Pledge.

4.04
The Pledgor hereby irrevocably agrees to waive, as against the Pledgee, the pre-emption rights that it has for any Further Shares pursuant to the Company’s Articles of Association (or otherwise) for the Security Period.

4.05	The Pledgor will deliver or procure to be delivered to the Escrow Agent, immediately upon the issue of any Further Shares to the Pledgor:

Schedule 5 - 4

(a)	An undated blank instrument of transfer in respect of the Further Shares, duly executed by the Pledgor, in the form set out in Appendix "A" hereto, as amended to refer to the Further Shares;

(b)	The original Share Certificate(s) issued in relation to the Further Shares; and

(c)
An original and undated blank resolution of the Director(s) of the Company approving of the transfer of the Further Shares, in the form set out in Appendix "B" hereto, as amended to refer to the Further Shares.

4.06
The Pledgor hereby undertakes that it will procure that the provisions of s.138 of the Contract Law, Cap. 149 are fully complied with regard to this Share Pledge. Without prejudice to the generality of the foregoing, the Pledgor undertakes that it will procure delivery (by courier) to the Pledgee, no later than 5 Business Days from the date of delivery to the Company by the Pledgee (whether by courier or by hand) of a notice of pledge of the Shares, accompanied by a certified copy of this Share Pledge, of a certificate from the Company in the form of Appendix “G” attached herewith, confirming that a memorandum of pledge has been entered in its Register of Members, together with a copy of the Company’s Register of Members certified as true and up to date copy thereof by the Secretary of Company, showing the said entry.

5.   ENFORCEMENT

5.01
A. If the Pledgor is (i) in breach of and/or fails to comply with any of its Obligations described in Section 13.2 I-VI(i) of the Agreement and/or (ii) the Pledgor is in breach of any of the provisions of this Share Pledge or (iii) any step is taken for the dissolution of Pledgor, the Pledgee will deliver to the Pledgor a written notice by registered mail with acknowledgement of receipt asking it to remedy such Obligation or breach. If such Obligation or breach remains unremedied for a period of at least 60 Business Days (any such unremedied Obligations or breaches being hereinafter called "Event of Default") Clause 5.03 hereinbelow will apply.

B. If the Pledgor is in breach of and/or fails to comply with its Obligation described in Section 13.2 VI(ii) of the Agreement the Pledgee will deliver to the Pledgor a written notice by registered mail with acknowledgement of receipt asking it to remedy such Obligation or breach. Within 30 calendar days following delivery of the written notice by the Pledgee (or such extended time as the parties agree if they are negotiating a resolution), the Pledgor will be entitled to commence arbitration as described in Clause 20 for the determination of whether it is in breach of or has failed to comply with its Obligation described in Section 13.2 VI (ii). If either (i) the arbitration determines that the Pledgor is in breach of or has failed to comply with its Obligation described in Section 13.2 VI (ii) or (ii) the Pledgor did not commence arbitration within 30 calendar days following delivery of the written notice by the Pledgee and such Obligation or breach remains unremedied for a period of at least 60 calendar days (such unremedied Obligation or breach being hereinafter called "Event of Default") Clause 5.03 hereinbelow will apply.

5.02
Unless and until an Event of Default occurs, the Pledgee shall not put into effect any of the Escrow Documents referred to in clause 4.01 and/or clause 4.02 hereof and the Pledgor shall have the right to exercise all voting and/or consensual powers pertaining to the Shares and/or the Further Shares and/or any part thereof for all purposes not inconsistent with the terms of this Share Pledge or the Agreement or any documents executed or to be executed pursuant hereto and thereto;

5.03
At any time after an Event of Default, the Pledgee,  acting in good faith, will deliver a written notice in the form of Appendix “H” to the Escrow Agent (the “Event of Default Notice”) and this Share Pledge shall become immediately enforceable and all powers conferred upon the Pledgee by this Share Pledge or otherwise, shall be immediately exercisable upon the Pledgee’s wish and, without prejudice to the generality of the foregoing or to any remedies provided for by applicable law, the Pledgee may, subject to applicable law: (i) transfer, to any party it may decide and on terms selected in its sole discretion, legal and/or beneficial ownership of the Shares and/or Further Shares and (ii) sell the Shares and/or Further Shares or any part thereof at any such place and in such manner and at such price or prices as the Pledgee may deem fit. In that regard:

Schedule 5 - 5

5.03.01
The Pledgee shall have the sole and exclusive right to put into effect all or any of the Escrow Documents referred to in clause 4.01 and/or clause 4.02 hereof and to exercise all voting and consensual powers pertaining to the Shares and/or Further Shares or any part thereof to the exclusion of the Pledgor and shall exercise such powers in such manner as the Pledgee may in its sole discretion elect;

5.03.02
In the event of the Pledgee exercising all or any of its above rights and powers the Pledgor will procure that the Company shall register as owner or owners of the Shares and/or Further Shares any and all persons entitled to own the same pursuant to the exercise by the Pledgee of its said rights;

5.03.03
Without limitation to the generality of Clause 5.02, in the event of the Pledgee exercising all or any of its rights and powers under the said Clause, the Pledgee shall be entitled but not obliged, in its sole discretion, to use and put into effect all or any of the Escrow Documents deposited with the Pledgee pursuant to Clauses 4.01 and/o Clause 4.02 hereof and to register as owners of the Shares and/or Further Shares the Pledgee and/or any nominees of the Pledgee or any purchasers of the Shares and/or Further Shares, in case the Shares and/or Further Shares were sold to one or more third parties.

5.04	Unavailability of any of the remedies set out in the present Clause shall not affect the effectiveness of any other remedies.

6.   POWER OF ATTORNEY

6.01
By way of security, and in order to more fully secure the performance of the obligations of the Pledgor under this Share Pledge, the Pledgor hereby appoints the Pledgee to be his or its true and lawful attorney with full power to act alone and with full power of substitution, until the Obligations have been discharged in full, for the purpose of doing in its name any and all acts whatsoever which the Pledgor itself could do in connection with the Shares and/or Further Shares held by the Pledgor in case of an Event of Default, subject to the conditions of Clause 5 above, including, but without limitation, (i) to insert the name of the Pledgee or their nominees or the name of any purchaser (or to make any alteration or addition as regards the particulars of the warrants shares or stocks affected thereby or any other addition which the Pledgee may consider desirable) in any transfer or other documents which the Pledgee may require for perfecting their title to or for vesting or enabling them to vest the Shares and/or the Further Shares in case of an Event of Default in the Pledgee or their nominees or in any purchaser, (ii) to present the same for registration in the name of the Pledgee or their nominees or of any purchaser (iii) otherwise to execute seal and deliver and otherwise perfect and do any such transfers and other documents as aforesaid and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed proper on, or in connection with, any sale, disposition or obtaining by the Pledgee of the Shares and/or Further Shares in case of an Event of Default which is continuing in accordance with Clause 5 above.

6.02
The Pledgor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do under the provisions of this Clause 6 with effect as from the date of an Event of Default, for the purpose of carrying out the provisions of this Share Pledge and taking any action and executing any instruments which the Pledgee may deem necessary or advisable to accomplish the full benefit of this Share Pledge.

6.03
Subject to the provisions of Clause 5, the exercise of such powers as mentioned in Clause 6, by or on behalf of the Pledgee shall not put any person dealing with the Pledgee upon any inquiry as to whether the security created by this Share Pledge has become immediately enforceable nor shall such person be in any way affected by notice that the security created by this Share Pledge has not become enforceable and the exercise by the Pledgee of such power shall be conclusive evidence of their right to exercise the same.

Schedule 5 - 6

7.   RELEASE OF SHARE PLEDGE

7.01
The security period of this Share Pledge shall be from the date of signing of this Share Pledge until the earlier of (i) the irrevocable and unconditional discharge of the Obligations of the Pledgor under the Agreement and/or this Share Pledge, or (ii) the termination of this Share Pledge in writing in accordance with clause 8 below (together the “Security Period”).

7.02
Upon the expiry of the Security Period, the Pledgee shall send to the Escrow Agent a written notice in the form of Appendix “I” (the “Release Notice”) signed by the authorised signatory of the Pledgee and the security created hereby shall unconditionally and automatically cease to exist and have no effect.

7.03
In case of a Permitted Transfer subject to the terms and conditions of Clause 3.07 above, the Pledgee shall send to the Escrow Agent a Release Notice in relation only to the Escrow Documents No. 1, signed by the authorised signatory of the Pledgee, however the security created hereby shall continue to exist and be of effect in accordance with the terms of Clause 3.07.

7.04
Upon receipt of the Release Notice by the Escrow Agent, the Escrow Agent shall proceed to release the Escrow Documents in accordance with the terms of the Escrow Agreement and re-deliver to the Pledgor the Escrow Documents.

8.   TERMINATION

Unless and until the Obligations of the Pledgor are irrevocably and unconditionally discharged by the Pledgee, this Share Pledge shall only be terminated by the mutual written agreement of the Pledgor and the Pledgee. Thereafter, the Pledgee shall deliver to the Escrow Agent the Release Notice in accordance with clause 7 above.

9.   NOTICES

All notices, demands and other communications required to be given pursuant to this Share Pledge including the enforceability of the Share Pledge shall be in writing and shall be deemed to have been received if given in writing (including telecopy or similar teletransmission) addressed as in the first page hereof (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addresser), and if either (a) actually delivered in fully legible form to such address or (b) in the case of a letter, three days shall have elapsed after the same shall have been deposited in the mails (i) with first-class airmail postage prepaid and registered or certified, with return receipt requested, or (ii) with express air delivery postage prepaid, with receipt required for delivery.

In addition of the above all notices under or in connection with Share Pledge could be given in writing by facsimile. The facsimile number of the Pledgor and the Pledgee are set out below:

The Pledgor:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
San Diego, California 92130 USA
Attn: Kenneth L. Waggoner, Esq.
Tel.:  +1 760 230 8986
Fax:  +1 760 359 7042
Email: kwaggoner@velatel.com

Schedule 5 - 7

The Pledgee:

7L Equity Partners (Emerging Europe) Limited
Carinthia House
9-12 The Grange
St Peter Port
Guernsey, GY1 4BF
Great Britain
Attn. Mr. Jacques Vermeulen
Tel.:  +44 1481 743 758
Fax:  +44 1481 734 301
Email: jacques.vermeulen@augentius.com

10.   NO WAIVER AND RIGHTS CUMULATIVE

No failure on the part of the Pledgee to exercise and no delay in exercising any right power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right power or remedy.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

11.    CHANGES

11.01
The Pledgor will procure that there shall be no transfer of shares in the Company or appointment of any further Director, Secretary or other officer of the Company without the prior consent in writing of the Pledgee, which consent subject to the provisions of clause 3.07 the Pledgee is obliged to give.

11.02
In the event of a change in and/or resignation of any of the director(s) and/or secretary of the Company, the Pledgor shall within two (2) Business Days from the date it receives a notice of such a change to procure to deliver to the Escrow Agent updated versions of the documents in the form attached herewith as Appendices B, D and E, duly executed by the new director(s) and/or secretary and/or officer of the Company appointed in their place.

11.03
In the event of a new shareholder subscribing to and/or acquiring any shares in the Company, then the Pledgor shall within two (2) Business Days from the date it receives a notice of such a change to procure to deliver to the Escrow Agent a waiver letter by this new shareholder in the form attached herewith as Appendix F.

12.    GRANTING OF TIME

The Pledgee may at all times, without discharging or in any way affecting this Share Pledge: (i) grant to the Pledgor and/or the Company and/or to any other person any time or indulgence and/or (ii) deal with, exchange, release, modify, or abstain from perfecting or enforcing this Share Pledge, any security guarantee or other right which the Pledgee may now or hereafter have regarding the Agreement or agree to any amendment to the said document and/or any document executed or to be executed pursuant thereto.

13.    COSTS

Each Party shall bear its own legal fees with respect to the execution hereof. All other costs and expenses, taxes and duties in connection with the negotiation, preparation, completion and any registration of this Share Pledge will be paid by the Pledgor.

All costs incurred by the Pledgee related to the exercise of any of its powers and protection and enforcement of its interests and rights in relation with the Share Pledge in any court of law or otherwise shall, be borne by the Pledgor.

Schedule 5 - 8

14.    ENTIRE AGREEMENT

This Share Pledge constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

15.    SUCCESSORS AND ASSIGNS

This Share Pledge shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees, except as may be expressly provided otherwise herein.

16.    SEVERABILITY

In case any one or more of the provisions contained in this Share Pledge shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Share Pledge and such invalid, illegal and unenforceable provision shall be modified and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

17.    CLAUSE HEADINGS

The headings contained in this Share Pledge are for reference purposes only and shall not in any way affect the meaning or interpretation of this Share Pledge.

18.    AMENDMENT

This Share Pledge may only be amended by an instrument in writing duly signed by both Parties.

19.    GOVERNING LAW

This Share Pledge shall be governed by and construed and enforced in accordance with the laws of Cyprus.

20.    ARBITRATION

All disputes arising in connection with this Agreement shall be finally settled by arbitration. The arbitration shall be held in Cyprus and conducted in the English language in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules as at present in force. There shall be 3 arbitrators, one to be appointed by the claimant and/or claimants and one to be appointed by the respondent and/or respondents and the third to be appointed by the common agreement of the two arbitrators selected by the parties. In the event of a failure to agree on the appointment of arbitrators, the appointing authority shall be the London Court of International Arbitration. If the parties so agree, there shall be a sole arbitrator appointed by the London Court of International Arbitration Upon the award rendered an application may be made to the competent court for a judicial acceptance of the award and an order for enforcement.

Schedule 5 - 9

IN WITNESS whereof this Share Pledge has been duly executed the day and year first above written.

SIGNED FOR THE PLEDGOR	SIGNED FOR THE PLEDGEE

in the presence of

Witness 1	Witness 1

Witness 2	Witness 2

Schedule 5 - 10

APPENDIX "A"

INSTRUMENT OF TRANSFER
I/WE

VelaTel Global Communications, Inc, with registered office in San Diego California (12526 High Bluff Drive, Suite 155, San Diego),

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name
of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by us/me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED
to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

__________ fully paid ordinary shares of €[●] each serial no. _________________________, as per Share Certificate No._____ and _____

THE TRANSFEROR(S)	THE TRANSFEREE(S)

Name: VelaTel Global Communications, Inc.	Name:
Address: As above	Address: As above

Witness to the signature of Transferor(s)	Witness to the signature of Transferee(s)

Schedule 5 - 11

APPENDIX "B"

HERLONG ΙNVESTMENTS LIMITED
UNANIMOUS WRITTEN RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY DATED

By a unanimous written resolution of all the Directors of the Company, it is hereby resolved as follows:-

(1)    To approve of the following transfer of shares:

___________ fully paid ordinary shares of €[●] each serial no. __________________________ and __________________

from VelaTel Global Communications, Inc.

to 7L Capital Partners Emerging Europe LP

(2)   The secretary is instructed to take all appropriate steps to implement the above resolution.

(Sgd) __________

(Sgd) __________

(Sgd) __________

(Sgd) __________

(Sgd) __________

Schedule 5 - 12

APPENDIX "C"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH CLAUSE 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
We, VelaTel Global Communications, Inc, a United States corporation, organized under the laws of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by ……..hereby constitute and appoint ___________________________, a legal entity incorporated and existing under the laws of the ___________________________ and having its registered office at ___________________________, as our true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated _____  ___  ____ between 7L Capital Partners Emerging Europe LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Shares and/or the Further Shares (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Shares and/or the Further Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Shares and/or the Further Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Shares and/or the Further Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Shares and/or the Further Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Shares and/or the Further Shares.

(6)
Generally to act and deal in respect of the Shares and/or the Further Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Shares and/or the Further Shares  as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Shares and/or Further Shares are hereby revoked.

3.	We hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
We hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this _____ day of _______

SIGNED by___________
For and on behalf of VELATEL GLOBAL COMMUNICATIONS, INC.

Schedule 5 - 13

APPENDIX "D"

LETTER OF RESIGNATION

To:	HERLONG ΙNVESTMENTS LIMITED, of Nicosia Cyprus ("the Company")
CC:	7L CAPITAL PARTNERS EMERGING EUROPE LP
Date:

Dear Sirs,

I hereby resign from my position as a Director/Secretary of the Company with effect from the date of this letter.

I hereby confirm that I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully,

(Sgd) __________

[Name of Director/Secretary of the Company]

Schedule 5 - 14

APPENDIX "E"

LETTER OF AUTHORITY AND UNDERTAKING

TO:	7L CAPITAL PARTNERS EMERGING EUROPE LP ("the Pledgee")

DATED: ___________, 2011

Dear Sirs,

RE: HERLONG ΙNVESTMENTS LIMITED ("THE COMPANY")

I, the undersigned, holding the office of [Director/Secretary] in the Company referred to in the Share Pledge Agreement dated ________ between 7L Capital Partners Emerging Europe LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”) and for good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged) I hereby irrevocably authorise and undertake with the Pledgee that:

1)
For so long as any Obligations are outstanding (as these are defined in the Share Pledge) I will not act alone or in concert with any one or more of my fellow directors or officers of the Company or with any other person, enter into or accept or authorise any act or commitment in contravention of the covenants under the Share Pledge;

2)
I hereby irrevocably authorise the Pledgee at any time on or after the occurrence of an Event of Default (as defined in the Share Pledge) which is continuing, to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Share Pledge.

All capitalized terms in the Share Pledge shall have the same meaning in the present letter.

Yours faithfully,

[Director] [Secretary]

Schedule 5 - 15

APPENDIX "F"

WAIVER

To the Board of Directors
of HERLONG INVESTMENTS LIMITED
[insert address]

We, ____________________ of _________, hereby confirm that in connection with the proposed transfer of _______ shares of Euro 1,00 each from VelaTel Global Communications, Inc. of the state of Nevada to 7L CAPITAL PARNTERS EMERGING EUROPE LP, of Guernsey, we do not wish to exercise any options or rights vested in us by virtue of the provisions of the Company's Articles of Association and we declare that they may transfer such shares to any person or persons that they may consider proper.

Signed this ___________ day of ________, 20__

___________________________________
[insert name of Shareholder]

Schedule 5 - 16

APPENDIX “G”

CERTIFICATE

It is hereby certified that a Memorandum has been duly made in the Register of Members of the HERLONG INVESTMENTS LIMITED (the “Company”) to the effect that share certificate numbered ______ representing ______ shares in the issued capital of the Company, described in the schedule hereunder, have been pledged to 7L Capital Partners Emerging Europe LP (the “Pledgee”) in accordance with the terms and conditions of the Share Pledge Agreement dated ___________ between 7L Capital Partners Emerging Europe LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”), due notice of the said pledge having been given to the Company by the Pledgee, accompanied by a copy of the Pledge.

It is further certified that we have not heretofore received any other Notice of Pledge in relation to the said shares which is still subsisting.

SCHEDULE

[●] fully paid ordinary shares of €[●] each held by:

Messrs.
[________________]

Dated this ___ day of _______

______________________________
[NAME]
Secretary to the Company

Schedule 5 - 17

APPENDIX “H”

EVENT OF DEFAULT NOTICE

To:
______________________

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, VelaTel and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to Clause 3(b) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ____________ between 7L Capital Partners Emerging Europe LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”), an Event of Default (as this is defined in the Share Pledge) has taken place and hereby request that you release and deliver to us the ____________

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement (as the case may be).

Yours Truly
7L Capital Partners Emerging Europe LP

_______________________________
Title:

Schedule 5 - 18

APPENDIX “I”

RELEASE NOTICE

To:
______________________

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, VelaTel and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to Clause 3 (c) or 3 (d) (as the case may be) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ____________ between 7L Capital Partners Emerging Europe LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”) and hereby request that you release and deliver to the Pledgor the ____________

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement.

Yours Truly
7L Capital Partners Emerging Europe LP

_______________________________
Title:

Schedule 5 - 19

ESCROW AGREEMENT II

THIS ESCROW AGREEMENT dated the ……….. day of December 2011  is made between:

1.           VelaTel Global Communications, Inc., a United States (“US”) corporation, organized under the laws of the state of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by George Alvarez (hereinafter “VelaTel" or the “Pledgor").

2.           7L Capital Partners Emerging Europe LP a limited partnership incorporated in Guernsey, having its registered office in Guernsey, Carinthia House, 9-12 The Grange, St. Peter Port, GY1 4BF, duly and legally represented by Salvator Levis (hereinafter “7LCPEELP” or the "Pledgee").

AND

3.           Inter Jura Cy (Trusts) Limited, a private limited liability company incorporated under the laws of Cyprus, with registration number 19433, having its registered office at 1 Lampousas Street, 1095, Nicosia, Cyprus, duly and legally represented by [●]  (hereinafter the “Escrow Agent”).

(Jointly hereinafter referred to as the “Parties”).

A.
WHEREAS, the Pledgor is the registered owner of [●] Common Shares of par value € 1 each in “HERLONG ΙNVESTMENTS LIMITED” (referred to as the “Company”) bearing issuance no [●], which are embodied in share certificate no [●] and no [●] and represent 75% of the issued Common Shares in the share capital of the Company (hereinafter referred to as  “Shares”).

B.
WHEREAS, pursuant to a pledge agreement of even date (the “Share Pledge”) the Pledgor has pledged in favour of the Pledgee the Shares and/or any Further Shares and the Share Certificates. Copy of the Share Pledge is attached hereto in Schedule “●”;

C.	WHEREAS, pursuant to Section 4 of the Share Pledge the Pledgor agreed to deliver to the Escrow Agent the Escrow Documents referred to in clause 4.01 and clause 4.02 of the Share Pledge;

D.	WHEREAS, the Pledgee and the Pledgor have requested the Escrow Agent to act as the escrow agent of the Escrow Documents; and

E.	WHEREAS, the Escrow Agent has agreed to act as the escrow agent of the Escrow Documents.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.           Definitions

Unless otherwise defined herein, capitalised terms used in this Agreement shall bear the meaning given to them in the Share Pledge.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for business in Cyprus;

“Liability” means any loss, damage, cost, charge, claim, demand, expense, penalty, judgment, demand, action proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

Schedule 6 - page 1

2.1           Appointment of the Escrow Agent

The Pledgee and the Pledgor hereby appoint the Escrow Agent as escrow agent in accordance with the terms of this Agreement and the Escrow Agent hereby accept his said appointment as escrow agent

2.2           Delivery of Escrow Documents

(a)
Simultaneously with the execution of this Agreement, the Pledgor shall transfer to the Escrow Agent the Escrow Documents No. 1 which comprise of the following documents: All share certificates representing   approximately 24% of the issued Common Shares of the Company (i.e. 15,630 ordinary shares) (the “Shares No. 1”);

(b)
Simultaneously with the execution of this Agreement, the Pledgor shall transfer to the Escrow Agent the Escrow Documents, No. 2 which comprise of the following documents:(i) all share certificates representing  approximately 51% of the issued Common Shares of the Company (i.e. 33,213 ordinary shares) (the “Shares No. 2”); (ii) undated blank instrument of transfer in respect of the Shares duly executed by the Pledgor, in the form set out in Appendix "A" hereto; (iii) undated blank resolution of the board of directors of the Company approving of the transfer of shares, in the form set out in Appendix "B" hereto; (iv) an irrevocable proxy and power of attorney from the Pledgor, in the form set out in Appendix "C" hereto; (v) undated, duly signed letters of resignation from each of the Directors and the Secretary of the Company, in the form set out in Appendix "D" hereto; (vi) a letter of authority and undertaking from each of the Directors and the Secretary of the Company, in the form set out in Appendix "E" hereto; (vii) a waiver letter signed by each shareholder of the Company, other than the Pledge, in the form set out in Appendix F;

(c)
In the time between the date of the execution of this Agreement and until expiry of the Security Period (as this is defined in the Share Pledge), the Pledgor irrevocably and unconditionally covenants with the Pledgee that: (i) the Pledgor shall procure that there shall be no change in the director(s), secretary or other officer of the Company without the prior consent in writing of the Pledgee. In the event of a change in and/or resignation of any of the director(s) and/or secretary of the Company, the Pledgor shall within two (2) Business Days from the date it receives a notice of such a change to procure to deliver to the Escrow Agent updated versions of the documents in the form attached herewith as Appendices B, D and E, duly executed by the new director(s) and/or secretary and/or officer of the Company appointed in their place; and (ii) the Pledgor shall procure that in the event of a new shareholder subscribing to shares in the Company, then the Pledgor shall within two (2) Business Days from the date it receives a notice of such a change to procure to deliver to the Escrow Agent a waiver letter by this new shareholder in the form attached herewith as Appendix F.

(d)
If at any time between the date of the execution of this Agreement and until the expiry of the Security Period, any Further Shares are issued to the Pledgor, then the Pledgor will deliver or procure to be delivered to the Escrow Agent, immediately upon the issue of any Further Shares to the Pledgor: (i) An undated blank instrument of transfer in respect of the Further Shares, duly executed by the Pledgor, in the form set out in Appendix "A" hereto, as amended to refer to the Further Shares; (ii) The original Share Certificate(s) issued in relation to the Further Shares; and (iii) an original and undated blank resolution of the Director(s) of the Company approving of the transfer of the Further Shares, in the form set out in Appendix "B" hereto, as amended to refer to the Further Shares.

3.           Duties of the Escrow Agent

(a)
The Escrow Agent shall during the continuation of this Agreement keep the Escrow Documents in safe custody and shall not release all or any of them to any party except according to the provisions of this Agreement.

Schedule 6 - page 2

(b)
If at any time between the date of the execution of this Agreement and until expiry of the Security Period (as this is defined in the Share Pledge) the Escrow Agent receives written notice (the “Event of Default Notice”), according to the form of the attached Appendix “G” hereof, from the Pledgee, stating that the Pledgor is in breach of the Share Pledge and requesting the Escrow Agent to release such Escrow Documents (either Escrow Documents No. 2 or Escrow Documents No.1 and Escrow Documents No. 2 together, as the case may be) as these appear in the Event of Default Notice to the Pledgee, the Escrow Agent shall, within two (2) Business Days of receipt of the Default Notice, release and deliver the Escrow Documents to the Pledgee, provided that the outstanding fees of the Escrow Agent as set out in section 6 have been settled in full, in which case the duties and obligations of the Escrow Agent will expire and/or otherwise terminate without any Liability on the part of the Escrow Agent. Upon receipt of the Escrow Documents by the Pledgee, the Pledgee shall send a notice in writing to the Escrow Agent and the Pledgor that the Escrow Documents have been safely received.

Thereafter, the Pledgee shall have the sole right and responsibility to put into effect all or any Escrow Documents in accordance with the provisions of the Share Pledge and deliver these to the secretary of the Company in order to record the transfer of the Shares in accordance with the Escrow Documents.

(c)
If at any time between the date of the execution of this Agreement and until expiry of the Security Period (as this is defined in the Share Pledge) the Escrow Agent receives written notice (the “Release Notice”), according to the form of the attached Appendix “H” hereof, from the Pledgee, the Escrow Agent shall, within two (2) Business Days of receipt of the Release Notice, release and deliver such Escrow Documents (either Escrow Documents No. 2 or Escrow Documents No.1 and Escrow Documents No. 2 together, as the case may be) as these appear in the Release Notice to the Pledgor provided that the outstanding fees of the Escrow Agent as set out in clause 6 have been settled in full, in which case the duties and obligations of the Escrow Agent will expire and/or otherwise terminate without any Liability on the part of the Escrow Agent. Upon receipt of the Escrow Documents by the Pledgor, the Pledgor shall send a notice in writing to the Escrow Agent and the Pledgee that the Escrow Documents have been safely received.

(d)
In case of a Permitted Transfer subject to the terms and conditions of Clause 3.07 of the Share Pledge, (i) the Pledgee shall send to the Escrow Agent a Release Notice in relation only to the Escrow Documents No. 1, signed by the authorised signatory of the Pledgee, however the security created under the Share Pledge shall continue to exist and be of effect in accordance with the terms of Clause 3.07 of the Share Pledge and the Escrow Documents No. 2 shall continue to be held by the Escrow Agent in accordance with the terms of this Agreement. The Escrow Documents No. 2 shall be released in accordance with the terms of this Agreement. (ii)  the Pledgor shall deliver or procure to be delivered to the Escrow Agent simultaneously with the transfer of the Transferred Shares and the completion of the Conditions, a share certificate representing the Shares represented by the remainder of the Permitted Percentage which continues to be pledged and charged in accordance with the terms of Share Pledge II.

4.           Authority of the Escrow Agent

The Pledgee and the Pledgor hereby authorise the Escrow Agent and the Escrow Agent hereby agrees to hold and deliver the Escrow Documents in accordance with and subject to the terms and conditions of this Agreement.

If the Escrow Agent whether original, additional or substituted dies or gives notice of a desire to withdraw and is discharged from these trusts or refuses or becomes unfit to act then the Pledgee may by instrument appoint one other person to be an Escrow Agent in his place. The same will apply if any one of Escrow Agent’s successors is deceased or desires to withdraw or is discharged or refuses or becomes unfit to act.

Schedule 6 - page 3

5.           Termination

This Agreement shall be terminated on the delivery of the Escrow Documents by the Escrow Agent to either of the Pledgee and the Pledgor in accordance with this Agreement.

6.           Escrow Agents’ Fees

(a)
The initial fees of the Escrow Agent for the first year of the term of its acting as Escrow Agent shall be Euro [●] (plus any disbursements and VAT, if applicable) (the “Initial Fees”).  The Initial Fees shall be payable by the Pledgor upon execution and delivery of this Agreement.

(b)
An annual fee of Euro [●] (plus any disbursements and VAT, if applicable)  shall be payable on every anniversary from the date of signature of this Agreement (the “Annual Fee”), until termination or expiry of the same.  The Annual Fee shall be payable by the Pledgor within five (5) Business Days from the date of issue of the relevant note of charges and out of pocket expenses by the Escrow Agent. No action shall be taken by the Escrow Agent in accordance with Section 3 unless all outstanding fees are settled in full.

(c)
An enforcement fee of Euro [●] (plus any disbursements and VAT, if applicable) shall be payable upon receipt by the Escrow Agent of the Event of Default Notice or the Release Notice (as the case may be) (the “Enforcement Fee”). The Enforcement Fee shall be payable by the Pledgor within five (5) Business Days from the date of issue of the relevant note of charges and out of pocket expenses by the Escrow Agent. No action shall be taken by the Escrow Agent in accordance with Section 3 unless all outstanding fees are settled in full.

(d)
The Pledgor shall be liable for and shall pay to the Escrow Agent, ondemand, all charges, costs and expenses reasonably and properly incurred and documented (including legal expenses) which the Escrow Agent may incur in relation to the performance of its obligations hereunder.

7.           Rights and Obligations of Escrow Agent

(a)
The Escrow Agent shall have the duties, and only those duties, set out expressly in this Agreement and there can be no other implied responsibilities or obligations upon the Escrow Agent.  The duties and obligations of the Escrow Agent in relation to the Escrow Documents will be terminated and discharged without any Liability when the Escrow Agent releases the Escrow Documents in accordance with Section 3.

(b)
The Escrow Agent shall not be liable for any error of judgement or for any act done or omitted to be done by the Escrow Agent in good faith including, without limitation, any act done or omitted to be done by the Escrow Agent in compliance with its obligations under any applicable law or in accordance with an order of a court or tribunal or governmental authority.

(c)
The Pledgor and/or the Pledgee undertakes to indemnify the Escrow Agent,  and hold the Escrow Agent harmless on demand, against any and all losses, claims, damages, costs, demands, Liabilities, expenses and/or proceedings whether arising under contract, tort or otherwise including,  reasonable costs of investigation, experts and counsel fees and disbursements which may be incurred or suffered by, or made against the Escrow Agent in connection with or arising in any way out of or in consequence of the Escrow Agent’s acceptance of its appointment as Escrow Agent hereunder or the performance or non-performance of the Escrow Agent’ duties hereunder, including, without limitation, any arbitration or litigation arising from this Agreement or the Share Pledge or other related agreement, except as arising out of fraud or gross negligence of the Escrow Agent.

Schedule 6 - page 4

(d)	In no circumstances shall the Escrow Agent have any obligation to make any payment or make any transfer of shares pursuant to this Agreement under the terms and conditions of this Agreement.

(e)
The Escrow Agent shall be unconditionally discharged from all further duties, obligation and under this Agreement and from all Liabilities upon the release of the Escrow Documents as provided in this Agreement.

(f)
If there is a dispute under this Agreement and/or under the Share Pledge or other related agreement, the Escrow Agent shall be entitled, upon respective instruction from the court or an arbitral tribunal, to release the Escrow Documents to any court or arbitral tribunal of competent jurisdiction, and thereupon to be discharged from all further duties and obligations without any Liability under this Agreement and the Escrow Agent shall be indemnified in accordance with section 7(c).d

8.           Notices

(a)
All notices, demands and other communications required to be given pursuant to this Agreement shall be in writing and may be given by post, hand or telecopy transmission addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor):

If to the Pledgee:

7L Equity Partners (Emerging Europe) Limited
Carinthia House
9-12 The Grange
St Peter Port
Guernsey, GY1 4BF
Great Britain
Attn. Mr. Jacques Vermeulen
Tel.:  +44 1481 743 758
Fax:  +44 1481 734 301
Email: jacques.vermeulen@augentius.com

If to the Pledgor:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
San Diego, CA  92130
Attn: Kenneth Waggoner
Tel: + (760) 230-8986
Fax: + (760) 359-7042
Email: kwaggoner@velatel.com

If to the Escrow Agent:

Inter Jura Cy (Trusts) Limited
1 Lampousas Street, 1095
Nicosia, Cyprus
Attn: ____
Tel:
Fax:
Email:

Schedule 6 - page 5

(b)	Notices shall become effective upon actual receipt by the party intended unless expressly otherwise provided in this Agreement.

(c)
The Pledgee and the Pledgor authorise the Escrow Agent to accept notices from each of them if they are signed on their behalf by the person signing the present Agreement on their behalf or by any other person appointed by their board of directors.

(d)
The Escrow Agent shall not be held responsible for any loss, liability, damage or expense that may result from, or in connection with, any unauthorised instructions or equipment malfunction except if caused by fraud or negligence of the Escrow Agent.

9.           Delivery of Escrow Documents

Any delivery of the Escrow Documents by the Escrow Agent shall be deemed to be duly effected if they are delivered by hand to:

If to the Pledgor:

VelaTel Global Communications, Inc.
12526 High Bluff Drive, Suite 155
Sean Diego, CA 92130  USA

If to the Pledgee:

[●]

10.           Representations and Warranties

Each party represents and warrants to the other party that:

(a)	such party has the power, authority and capacity (or, in the case of any party that is a company, all corporate power and authority, as the case may be) to execute, deliver and perform this Agreement;

(b)	in the case of a party that is a company, the execution, delivery and performance of this Agreement by such party has been duly and validly authorized and approved by all necessary corporate action;

(c)
this Agreement has been duly and validly executed and delivered by such party and constitutes a valid and legally binding obligation of such party, enforceable in accordance with its terms, subject to bankruptcy, insolvency, Or other similar laws affecting or relating to creditors’ rights; and

(d)
the execution, delivery and performance of this Agreement by such party does not and will not violate the terms of or result in the acceleration of any obligation under (A) any material contract, commitment or other material instrument to which such party is a party or by which such party is bound or (B) in the case of a party that is a company, its Articles of Association.

11.           Specific Performance

The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

Schedule 6 - page 6

12.           Entire Agreement

This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

13.           Successors and Assigns

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees, except as may be expressly provided otherwise herein.

14.           Severability

In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be modified and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

15.           Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.           Section Headings

The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

17.           Time

Time is of the essence for this Agreement.

18.           Arbitration

 All disputes arising in connection with this Agreement shall be finally settled by arbitration. The arbitration shall be held in Cyprus and conducted in the English language in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules as at present in force. There shall be 3 arbitrators, one to be appointed by the claimant and/or claimants and one to be appointed by the respondent and/or respondents and the third to be appointed by the common agreement of the two arbitrators selected by the parties. In the event of a failure to agree on the appointment of arbitrators, the appointing authority shall be the London Court of International Arbitration. If the parties so agree, there shall be a sole arbitrator appointed by the London Court of International Arbitration Upon the award rendered an application may be made to the competent court for a judicial acceptance of the award and an order for enforcement.

19.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws (other than the conflict of laws rules) of Cyprus.

Schedule 6 - page 7

IN WITNESS WHEREOF the parties hereto have set their hands, as of the day of the year first above mentioned.

THE PLEDGEE

[ ●]	In the presence of:

By:	Name:
Title:

THE PLEDGOR

[●]	In the presence of:

Name:

THE ESCROW AGENT

In the presence of:

Name:

Schedule 6 - page 8

APPENDIX "A"

INSTRUMENT OF TRANSFER

I/WE

VelaTel Global Communications, Inc, with registered office in San Diego California (12526 High Bluff Drive, Suite 155, San Diego),

(hereinafter called the "transferor(s)")

in exchange of good and valuable consideration received by me/us by

Name

of

(hereinafter called the "transferee(s)" do hereby transfer to the said transferee(s) the share(s) shown in the schedule hereto held by us/me in the undertaking called

HERLONG ΙNVESTMENTS LIMITED

to hold unto the said transferee(s) his/their executors, administrators and assigns.

AND I/WE the said transferee(s) do hereby agree to take the said shares in the aforementioned undertaking subject to the conditions aforesaid.

Date:

SCHEDULE

…………. fully paid ordinary shares of €[●] each serial no. ………………………………………, as per Share Certificate No.……… and …….

THE TRANSFEROR(S)	THE TRANSFEREE(S)

Name: VelaTel Global Communications, Inc	Name:
Address: As above	Address: As above

Witness to the signature	Witness to the signature
of Transferor(s)	of Transferee(s)

Schedule 6 - page 9

APPENDIX "B"

HERLONG ΙNVESTMENTS LIMITED

UNANIMOUS WRITTEN RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY DATED

By a unanimous written resolution of all the Directors of the Company, it is hereby resolved as follows:-

(1)       To approve of the following transfer of shares:

……………… fully paid ordinary shares of €[●] each serial no. ……………………………………… and ………………………….

from VelaTel Global Communications, Inc

to 7L Capital Partners Emerging Europe LP

(2)	The secretary is instructed to take all appropriate steps to implement the above resolution.

..............................................................
(Sgd)  ………………

..............................................................
(Sgd)  ………………

..............................................................
((Sgd)  ………………

..............................................................
(Sgd)  ………………

..............................................................
(Sgd)  ………………

Schedule 6 - page 10

APPENDIX "C"

IRREVOCABLE PROXY AND POWER OF ATTORNEY
IN ACCORDANCE WITH CLAUSE 4.01 OF THE SHARE PLEDGE
DATED ………… 2011

1.
We, VelaTel Global Communications, Inc, a Unites States corporation, organized under the laws of Nevada, with a principal place of business at 12526 High Bluff Drive, Suite 155, San Diego, California duly and legally represented by George Alvarez hereby constitute and appoint ………………………………………………………….., a legal entity incorporated and existing under the laws of the …………………………………..and having its registered office at……………………………………………………., as our true and lawful attorney and proxy being fully empowered and authorized to do all or any of the following acts and matters with effect from the occurrence of an Event of Default pursuant to the Share Pledge Agreement dated … … … between 7L Capital Partners Emerging Group LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”):

(1)
To sell, transfer, assign, pledge or otherwise dispose or charge all or any of the Shares and/or the Further Shares (as this terms are defined in the Share Pledge) to or in favour of, such person or persons and under such terms as the Attorney may deem fit.

(2)	To vote and/or exercise all consensual powers discretions and rights at any general meeting of the Company or by executing any resolution in writing by such shareholders as fully as we would do.

(3)	To demand, receive and retain all dividends, interest or other moneys or assets accruing on or in respect of all or any of the Shares and/or the Further Shares.

(4)
To exercise all rights and options, by way of acceptance of offer of new shares, rights or bonus issue, or other rights, benefits, or otherwise, accruing on or in respect of all or any of the Shares and/or the Further Shares, and to require that all such rights and options be registered, transferred, assigned or otherwise dealt with as the Attorney may deem fit; all powers and authorities of the Attorney under this Power of Attorney in respect of the Shares and/or the Further Shares may be likewise exercised by the Attorney in respect of any new shares, rights or bonus issue or other rights and benefits accruing in respect of the Shares.

(5)
To demand from the Company, its secretary or Register keeper and any other officer or person acting for the Company as well as from any competent authority, the issue and delivery to the Attorney of any certificates, statements or other documents of title evidencing the ownership of, or entitlement to, the Shares and/or the Further Shares and any new shares, rights or bonus issue, or other rights and benefits accruing in respect of the Shares and/or the Further Shares.

(6)
Generally to act and deal in respect of the Shares and/or the Further Shares and any new shares, rights or bonus, or other rights and benefits accruing in respect of the Shares and/or the Further Shares  as fully as we could do.

(7)
To sign, execute and deliver any instruments of transfer, applications, assignments, receipts, deeds, agreements and documents whatsoever in relation to all or any of the powers authorities vested on the Attorney under this Power of Attorney, and to do so under such terms and conditions as the Attorney may deem fit;

Schedule 6 - page 11

(8)	To appoint any substitute or agent or attorney to do all or any of the acts and matters vested on the Attorney under this Power of Attorney.

2.	All and any proxies and/or powers of attorney previously given in favour of any person or persons (other than the Attorney) in relation to the Shares and/or Further Shares are hereby revoked.

3.	We hereby ratify and confirm all that the Attorney or any substitute or substitutes shall do or cause to be done by virtue hereof.

4.
We hereby acknowledge that the Shares and/or Further Shares have been pledged to the Attorney by the Share Pledge and this Power of Attorney is given by way of security and shall remain in full force and irrevocable for as long as the said  Share Pledge shall remain in force.

IN WITNESS whereof we have executed this Proxy and Power of Attorney this ……day of ……….

SIGNED by  ............................
For and on behalf of VelaTel Global Communications, Inc.

Schedule 6 - page 12

APPENDIX "D"

LETTER OF RESIGNATION

To:	HERLONG ΙNVESTMENTS LIMITED, of Nicosia Cyprus ("the Company")

CC:	7L CAPITAL PARTNERS EMERGING EUROPE LP

Date:

Dear Sirs,

I hereby resign from my position as a Director/Secretary of the Company with effect from the date of this letter.

I hereby confirm that I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully,

..............................................................
(Sgd)  ………………………..

[Name of Director/Secretary of the Company]

Schedule 6 - page 13

APPENDIX "E"

LETTER OF AUTHORITY AND UNDERTAKING

TO:	7L CAPITAL PARTNERS EMERGING EUROPE LP

           ("the Pledgee")

DATED: …………., 2011

Dear Sirs,

RE: HERLONG ΙNVESTMENTS LIMITED ("THE COMPANY")

I, the undersigned, holding the office of [Director/Secretary] in the Company referred to in the Share Pledge Agreement dated ……….. between 7L Capital Partners Emerging Group LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”) and for good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged) I hereby irrevocably authorise and undertake with the Pledgee that:

1)
For so long as any Obligations are outstanding (as these are defined in the Share Pledge) I will not act alone or in concert with any one or more of my fellow directors or officers of the Company or with any other person, enter into or accept or authorise any act or commitment in contravention of the covenants under the Share Pledge;

2)
I hereby irrevocably authorise the Pledgee at any time on or after the occurrence of an Event of Default (as defined in the Share Pledge) which is continuing, to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Share Pledge.

All capitalized terms in the Share Pledge shall have the same meaning in the present letter.

Yours faithfully,

……………….

[Director] [Secretary]

Schedule 6 - page 14

APPENDIX "F"

WAIVER

To the Board of Directors

of HERLONG INVESTMENTS LIMITED

[insert address]

We, ……………………. of …………. , hereby confirm that in connection with the proposed transfer of ………. shares of Euro 1,00 each from VelaTel Global Communications, Inc. of the state of Nevada to 7L CAPITAL PARTNERS EMERGING EUROPE LP, of Guernsey, we do not wish to exercise any options or rights vested in us by virtue of the provisions of the Company's Articles of Association and we declare that they may transfer such shares to any person or persons that they may consider proper.

Signed this …….. day of ………., 20...

..................................................................
[insert name of Shareholder]

Schedule 6 - page 15

APPENDIX “G”

DEFAULT NOTICE

To:

……………………..

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, VelaTel and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to section 3(b) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ……………. between 7L Capital Partners Emerging Group LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”), an Event of Default (as this is defined in the Share Pledge) has taken place and hereby request that you release and deliver to us the……………………..

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement (as the case may be).

Yours Truly

7L Capital Partners Emerging Europe LP

_______________________________
Title:

Schedule 6 - page 16

APPENDIX “H”

RELEASE NOTICE

To:

………………..

Dear Sir,

We refer to the Escrow Agreement dated [INSERT] entered into between ourselves, VelaTel and yourselves (the “Escrow Agreement”) and hereby give you notice pursuant to section 3 (c) or 3 (d) (as the case may be) thereof that in accordance with the terms and conditions of the Share Pledge Agreement dated ……………. between 7L Capital Partners Emerging Group LP as Pledgee, on the one hand, and VelaTel Global Communications, Inc., as Pledgor, on the other hand (the “Share Pledge”) and hereby request that you release and deliver to the Pledgor the ……………...

Capitalised terms in the present letter have the same meaning as capitalised terms in the Share Pledge and the Escrow Agreement.

Yours Truly

7L Capital Partners Emerging Europe LP

_______________________________
Title:

Schedule 6 - page 17

Key Managers of Herlong and Their Compensation

Name	Position	Annual Compensation
Salvator Levis	Group CEO	EUR 90,000
Hajdi Mostic	Group CFO	EUR 24,000
Karlo Vlah	Group Chief Technical Officer and Croatia & Montenegro Deputy CEO	EUR 72,000
Lejla Ibrahimpacic	Group Administration Officer	EUR 24,000

Schedule 7 - page 1

CONTRACT FOR SERVICES

This Contract (the “Agreement”) is made the ____ day of __________, 20__.

BETWEEN:

1.
HERLONG INVESTMENTS LIMITED a company incorporated in Cyprus, having its registered office in Cyprus (2 Agapinoros Street, IRIS TOWER, 5th floor, Flat/Office 502, P.C. 1076, Nicosia) duly and legally represented by _____________ (hereinafter the “Company”)

and

2.	______________, holder of __________ passport number _____________ (hereinafter the “Consultant”).

Together the Company and the Consultant hereinafter the “Parties”, and separately the “Party”.

WHEREBY IT IS AGREED as follows:

1.	APPOINTMENT AND DURATION

1.1
The Consultant and the Company have agreed that the Consultant will provide its services to the Company in the capacity of _________________.  The Consultant shall offer its services to the Company, as well as to any branches, subsidiaries or affiliates (the “Group”), i.e., any entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.

1.2	The Agreement commences on ___________________ or shall be terminated in accordance with the terms of paragraph 4. hereof.

1.3
The place where the Consultant shall render its services shall be that as dictated from time to time by the Company and the Group.  It is expressly acknowledged that the Consultant shall render its services outside Cyprus.

2.	DUTIES AND EXCLUSIVE SERVICE

2.1
During the continuance of the Agreement the Consultant shall without prejudice to the duties imposed by law use its best endeavors to promote, develop and extend the interests of the Company and the Group.

2.2
The Consultant shall perform such duties consistent with this Agreement.  It shall provide its services and exercise such powers, authorities and discretions as the Company and the Group shall from time to time delegate to its on such terms and conditions and subject to such directions as the Company and the Group may from time to time reasonably give and shall do all other acts and things in the ordinary course of business of the Company and the Group as may be necessary or conducive to the interest of the Company and the Group, provided that these powers, authorities, directions, acts, and things fall within its Description of Position/Services as in Schedule 2.

2.3
The Consultant will devote its full time and efforts exclusively to the Company and will not during the subsistence of this Agreement enter the employment of any other natural or legal person or become interested directly or indirectly in any business or activity which may be competitive to the interest of the Company or otherwise do anything inconsistent with the performance of its duties hereunder.

Schedule 8 - Page 1

3.	FEES AND EXPENSES

3.1	As compensation for the services rendered to the Company, the Consultant will receive a fee of €________ (_____________-and-00/100 Euro) per month payable monthly in arrears.

3.2
To collect the fee, the Consultant must first issue an invoice, as that exhibited in Schedule 1 of the Agreement, for the appropriate sum, following the month the services were provided and the Company shall pay its within 10 business days as of the receipt of the relevant invoice.

3.3
The Company undertakes the obligation to reimburse the Consultant for all accommodation, travel, out-of-pocket expenses, reasonably and properly incurred by it in the performance of its duties, provided that the budget of the said expenses has been pre-approved by the Company’s competent bodies, that reimbursement of the aforementioned expenses are in line with the Company’s policy and procedures, and that satisfactory evidence of expenditure is presented.

4.	TERMINATION and COMPENSATION

The Agreement shall terminate upon:

(a) a two-month prior written notice sent by the Consultant to the Company

(b) a two-month prior written notice sent by the Company to the Consultant

(c) mutual written consent.

In case of termination under (b) above, the Company agrees to pay to the Consultant a sum equal to two monthly fees (as stated in Article 3 of this Agreement), payable within 30 days from expiration of the Agreement.

5.	INDEMNIFICATION

The Company covenants and agrees to defend, indemnify and hold harmless the Consultant from and against any and all losses, costs, expenses, liabilities, claims or legal damages (collectively, "Losses") arising in its capacity as a consultant, or under any other capacity, provided, however, that the Company will not be responsible for any Losses to the extent that such Losses are the result of willful misconduct or bad faith on the part of the Consultant.

6.	FORCE MAJEURE

None of the parties to this contract will be liable for any delay or failure to perform, totally or in part, its obligations under this contract if such delay or failure to perform was caused by an unforeseeable event whose consequences are unavoidable for the contractual party that invokes it.

7.	CONFIDENTIAL INFORMATION

7.1
The Consultant shall not (except in the proper course of its duties or as required by law) either during the continuance of its services or for a term of 2 years after the termination of the present agreement

(a)
divulge or communicate to any person or knowingly permit or enable any person to acquire any professional or trade secret or other confidential information concerning the business, finances, dealings, transactions or affairs of the Company or of any company affiliated or associated with the Company or of any agent, client or customer of any such company or any details thereof which may have come to its knowledge during or in the course of this Agreement or prior to the date of this Agreement (the “Confidential Information”); or

Schedule 8 - Page 2

(b)
use or attempt to use any of the Confidential Information for its own use in any manner which may injure or cause loss either directly or indirectly to the Company or any affiliated or associated company or any of their respective businesses or may be likely to do so or for any purpose other than in the discharge of its duties hereunder.

Provided that the foregoing restrictions shall not apply to any part of the Confidential Information which shall come into the public domain, otherwise than through unauthorized disclosure of the Confidential Information or any part thereof.

7.2	During the continuance of the Agreement the Consultant shall use its best endeavors to prevent the unauthorized publication or disclosure of the Confidential Information or any part thereof.

7.3
All notes and memoranda of the Confidential Information, which shall be acquired, received or made by the Consultant during the course of this Agreement hereunder or prior to the date of this Agreement, shall be the property of the Company and shall be surrendered by the Consultant to someone duly authorized in that behalf at the termination of the Agreement or at the request of the Company during the course of this Agreement.

8.	MISCELLANEOUS

8.1	Entire Agreement

This Agreement constitutes the entire and only agreement between the parties relating to rendering by the Consultant to the Company of the services set out herein and this Agreement supersedes and cancels any and all previous contracts, arrangements or understanding with respect thereto.

8.2	Amendment

This Agreement may be amended, modified, superseded, cancelled, renewed or extended only by an agreement in writing executed by both parties hereto.

8.3	Independent Contractor

It is expressly agreed that the consultant is not an employee or executive of the Company for any purpose whatsoever, but is an independent contractor.  The Company is interested only in the results obtained by the Consultant, who shall have sole control of the manner and means of performing under this Agreement.

The Consultant does not have, nor shall it hold herself out as having, any right, power, or authority to create any contract or obligation, either express or implied, on behalf, in the name of, or binding upon the Company, or to pledge Company’s credit, or to extend credit in the Company’s name unless Company shall consent thereto in advance in writing.

8.4	Notices

All notices and other communications required or permitted under this Agreement shall be in writing and sent by fax and nationally recognized express courier service.  Such notices and other communications shall be effective upon receipt to the following addresses or such other addresses as any party shall notify to the other party:

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If to the Company	7L Capital Partners Limited 2 Agapinoros Street IRIS Tower 5th floor, Flat/Office 502 P.C. 1076, Nicosia Republic of Cyprus
Attention:	____________________
Email:	____________________
Fax:	____________________

If to the Consultant	____________________ ____________________ ____________________
Email:	____________________

8.5	Governing Law

  This Agreement and the rights and obligations of the parties hereto shall be construed in accordance with the laws of the Republic of Cyprus without giving effect to the principles of conflict of laws.

8.6	Jurisdiction

  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the Courts of Cyprus.

 IN WITNESS WHEREOF, the Company and the Consultant have executed this Agreement as at the date first above written.

THE CONTRACTING PARTIES

On behalf of the Company	On behalf of the Consultant

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SCHEDULE 1

[NAME]

[Home Address]

[Telephone]

………….................……, 20.....

INVOICE NO….. /201...

As per clause 3.2. of the Agreement

Dated ……….............… 201...

Amount due for Services rendered for the period of [Date] for a total [Euro Amounts]

Payment to be kindly made by transfer to [account number]

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SCHEDULE 2

DESCRIPTION OF POSITION / SERVICES

The Consultant will provide the following services to the Company as well as to any branches, subsidiaries or affiliates of the Company (the “Group”) (i.e. any entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company):

•

•

Schedule 8 - Page 6